Fund	Ticker
Strategic Advisers® International Fund	FILFX

Fund of Fidelity Rutland Square Trust II

STATEMENT OF ADDITIONAL INFORMATION

April 29, 2019

As Revised September 27, 2019

Offered exclusively to certain clients of Strategic Advisers LLC (Strategic Advisers) or its affiliates - not available for sale to the general public.

This statement of additional information (SAI) is not a prospectus. Portions of the fund's annual report are incorporated herein. The annual report is supplied with this SAI.

To obtain a free additional copy of the prospectus, dated April 29, 2019, as supplemented on September 27, 2019, or SAI, dated April 29, 2019, As Revised September 27, 2019, or an annual report, please call Fidelity at 1-800-544-3455 or visit Fidelity’s web site at www.fidelity.com.

SIT-PTB-0419-01
1.912872.119

245 Summer Street, Boston, MA 02210

TABLE OF CONTENTS

INVESTMENT POLICIES AND LIMITATIONS
SPECIAL GEOGRAPHIC CONSIDERATIONS
PORTFOLIO TRANSACTIONS
VALUATION
BUYING AND SELLING INFORMATION
DISTRIBUTIONS AND TAXES
TRUSTEES AND OFFICERS
CONTROL OF INVESTMENT ADVISERS
MANAGEMENT CONTRACT
PROXY VOTING GUIDELINES
DISTRIBUTION SERVICES
TRANSFER AND SERVICE AGENT AGREEMENTS
SECURITIES LENDING
DESCRIPTION OF THE TRUST
FUND HOLDINGS INFORMATION
FINANCIAL STATEMENTS
APPENDIX

INVESTMENT POLICIES AND LIMITATIONS

The following policies and limitations supplement those set forth in the prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the fund's investment policies and limitations.

The fund's fundamental investment policies and limitations cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940 (1940 Act)) of the fund. However, except for the fundamental investment limitations listed below, the investment policies and limitations described in this SAI are not fundamental and may be changed without shareholder approval.

The following are the fund's fundamental investment limitations set forth in their entirety.

Diversification

The fund may not with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer.

Senior Securities

The fund may not issue senior securities, except in connection with the insurance program established by the fund pursuant to an exemptive order issued by the Securities and Exchange Commission or as otherwise permitted under the Investment Company Act of 1940.

Borrowing

The fund may not borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation.

Underwriting

The fund may not underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with investments in other investment companies.

Concentration

The fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry (provided that investments in other investment companies shall not be considered an investment in any particular industry for purposes of this investment limitation).

For purposes of the fund's concentration limitation discussed above, with respect to any investment in repurchase agreements collateralized by U.S. Government securities, Strategic Advisers LLC (Strategic Advisers) looks through to the U.S. Government securities.

Real Estate

The fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

Commodities

The fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

Loans

The fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.

The acquisitions of loans and loan participations excluded from the fund's lending limitation discussed above are only those loans and loan participations considered securities within the meaning of the 1940 Act.

The following investment limitations are not fundamental and may be changed without shareholder approval.

Short Sales

The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

Margin Purchases

The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

Borrowing

The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which Strategic Advisers or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of the fundamental borrowing investment limitation).

Illiquid Securities

The fund does not currently intend to purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

For purposes of the fund's illiquid securities limitation discussed above, if through a change in values, net assets, or other circumstances, the fund were in a position where more than 15% of its net assets were invested in illiquid securities, it would consider appropriate steps to protect liquidity.

To the extent that the fund acquires the shares of an underlying fund in accordance with Section 12(d)(1)(F) of the 1940 Act, the underlying fund is not obligated to redeem its shares in an amount exceeding 1% of its shares outstanding during any period of less than 30 days. Those underlying fund shares will not be treated as illiquid securities for purposes of the fund's illiquid securities limitation described above to the extent that the fund is able to dispose of such securities by distributing them in kind to redeeming shareholders. (See "Investment Policies and Limitations - Securities of Other Investment Companies.")

Loans

The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 15% of the fund's net assets) to a registered investment company or portfolio for which Strategic Advisers or an affiliate serves as investment adviser or (b) assuming any unfunded commitments in connection with the acquisition of loans, loan participations, or other forms of debt instruments. (This limitation does not apply to purchases of debt securities, to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.)

In addition to the fund's fundamental and non-fundamental investment limitations discussed above:

In order to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, the fund currently intends to comply with certain diversification limits imposed by Subchapter M.

For the fund's policies and limitations on futures and options transactions, see "Investment Policies and Limitations - Futures, Options, and Swaps."

Notwithstanding the foregoing investment limitations, the underlying funds in which the fund may invest have adopted certain investment limitations that may be more or less restrictive than those listed above, thereby permitting the fund to engage indirectly in investment strategies that are prohibited under the investment limitations listed above. The investment limitations of each underlying fund are set forth in its registration statement.

In accordance with its investment program as set forth in the prospectus, the fund may invest more than 25% of its assets in any one underlying Fidelity® fund. Although the fund does not intend to concentrate its investments in a particular industry, the fund may indirectly concentrate in a particular industry or group of industries through its investments in one or more underlying funds.

The following pages contain more detailed information about types of instruments in which the fund may invest, techniques the fund's adviser (or a sub-adviser) may employ in pursuit of the fund's investment objective, and a summary of related risks. The fund's adviser (or a sub-adviser) may not buy all of these instruments or use all of these techniques unless it believes that doing so will help the fund achieve its goal. However, the fund's adviser (or a sub-adviser) is not required to buy any particular instrument or use any particular technique even if to do so might benefit the fund.

Strategic Advisers® International Fund may have exposure to instruments, techniques, and risks either directly or indirectly through an investment in an underlying fund. An underlying fund may invest in the same or other types of instruments and its adviser may employ the same or other types of techniques. Strategic Advisers® International Fund's performance will be affected by the instruments, techniques, and risks associated with an underlying fund, in proportion to the amount of assets that the fund allocates to that underlying fund.

On the following pages in this section titled "Investment Policies and Limitations," and except as otherwise indicated, references to "a fund" or "the fund" may relate to Strategic Advisers® International Fund or an underlying fund, and references to "an adviser" or "the adviser" may relate to Strategic Advisers (or its affiliates) or a sub-adviser of Strategic Advisers® International Fund, or an adviser of an underlying fund.

Borrowing.  If a fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If a fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.

Cash Management.  A fund may hold uninvested cash or may invest it in cash equivalents such as money market securities, repurchase agreements, or shares of short-term bond or money market funds, including (for Fidelity® funds and other advisory clients only) shares of Fidelity® central funds. Generally, these securities offer less potential for gains than other types of securities.

Commodity Futures Trading Commission (CFTC) Notice of Exclusion.  The trust, on behalf of the Fidelity® fund to which this SAI relates, has filed with the National Futures Association a notice claiming an exclusion from the definition of the term "commodity pool operator" (CPO) under the Commodity Exchange Act, as amended, and the rules of the CFTC promulgated thereunder, with respect to the fund's operation. Accordingly, neither a fund nor its adviser is subject to registration or regulation as a commodity pool or a CPO. However, the CFTC has adopted certain rule amendments that significantly affect the continued availability of this exclusion, and may subject advisers to funds to regulation by the CFTC. As of the date of this SAI, the adviser does not expect to register as a CPO of the fund. However, there is no certainty that a fund or its adviser will be able to rely on an exclusion in the future as the fund's investments change over time. A fund may determine not to use investment strategies that trigger additional CFTC regulation or may determine to operate subject to CFTC regulation, if applicable. If a fund or its adviser operates subject to CFTC regulation, it may incur additional expenses.

Common Stock  represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock, although related proceedings can take time to resolve and results can be unpredictable. For purposes of a Fidelity® fund's policies related to investment in common stock Fidelity considers depositary receipts evidencing ownership of common stock to be common stock.

Convertible Securities  are bonds, debentures, notes, or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a fund is called for redemption or conversion, the fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at prices above their "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

Country or Geographic Region.  Various factors may be considered in determining whether an investment is tied economically to a particular country or region, including: whether the investment is issued or guaranteed by a particular government or any of its agencies, political subdivisions, or instrumentalities; whether the investment has its primary trading market in a particular country or region; whether the issuer is organized under the laws of, derives at least 50% of its revenues from, or has at least 50% of its assets in a particular country or region; whether the investment is included in an index representative of a particular country or region; and whether the investment is exposed to the economic fortunes and risks of a particular country or region.

Debt Securities  are used by issuers to borrow money. The issuer usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed, usually at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay interest but are sold at a deep discount from their face values. Debt securities include corporate bonds, government securities, repurchase agreements, and mortgage and other asset-backed securities.

Exchange Traded Funds (ETFs)  are shares of other investment companies, commodity pools, or other entities that are traded on an exchange. Typically, assets underlying the ETF shares are stocks, though they may also be commodities or other instruments. An ETF may seek to replicate the performance of a specific index or may be actively managed.

Typically, shares of an ETF that tracks an index are expected to increase in value as the value of the underlying benchmark increases. However, in the case of inverse ETFs (also called "short ETFs" or "bear ETFs"), ETF shares are expected to increase in value as the value of the underlying benchmark decreases. Inverse ETFs seek to deliver the opposite of the performance of the benchmark they track and are often marketed as a way for investors to profit from, or at least hedge their exposure to, downward moving markets. Investments in inverse ETFs are similar to holding short positions in the underlying benchmark.

ETF shares are redeemable only in large blocks of shares often called "creation units" by persons other than a fund, and are redeemed principally in-kind at each day's next calculated net asset value per share (NAV). ETFs typically incur fees that are separate from those fees incurred directly by a fund. A fund's purchase of ETFs results in the layering of expenses, such that the fund would indirectly bear a proportionate share of any ETF's operating expenses. Further, while traditional investment companies are continuously offered at NAV, ETFs are traded in the secondary market (e.g., on a stock exchange) on an intra-day basis at prices that may be above or below the value of their underlying portfolios.

Some of the risks of investing in an ETF that tracks an index are similar to those of investing in an indexed mutual fund, including tracking error risk (the risk of errors in matching the ETF's underlying assets to the index or other benchmark); and the risk that because an ETF that tracks an index is not actively managed, it cannot sell stocks or other assets as long as they are represented in the index or other benchmark. Other ETF risks include the risk that ETFs may trade in the secondary market at a discount from their NAV and the risk that the ETFs may not be liquid. ETFs also may be leveraged. Leveraged ETFs seek to deliver multiples of the performance of the index or other benchmark they track and use derivatives in an effort to amplify the returns (or decline, in the case of inverse ETFs) of the underlying index or benchmark. While leveraged ETFs may offer the potential for greater return, the potential for loss and the speed at which losses can be realized also are greater. Most leveraged and inverse ETFs "reset" daily, meaning they are designed to achieve their stated objectives on a daily basis. Leveraged and inverse ETFs can deviate substantially from the performance of their underlying benchmark over longer periods of time, particularly in volatile periods.

Exchange Traded Notes (ETNs)  are a type of senior, unsecured, unsubordinated debt security issued by financial institutions that combines aspects of both bonds and ETFs. An ETN's returns are based on the performance of a market index or other reference asset minus fees and expenses. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN can be held until the ETN's maturity, at which time the issuer will pay a return linked to the performance of the market index or other reference asset to which the ETN is linked minus certain fees. Unlike regular bonds, ETNs typically do not make periodic interest payments and principal typically is not protected.

ETNs also incur certain expenses not incurred by their applicable index. The market value of an ETN is determined by supply and demand, the current performance of the index or other reference asset, and the credit rating of the ETN issuer. The market value of ETN shares may differ from their intraday indicative value. The value of an ETN may also change due to a change in the issuer's credit rating. As a result, there may be times when an ETN's share trades at a premium or discount to its NAV. Some ETNs that use leverage in an effort to amplify the returns of an underlying index or other reference asset can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Leveraged ETNs may offer the potential for greater return, but the potential for loss and speed at which losses can be realized also are greater.

Exposure to Foreign and Emerging Markets.  Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.

Foreign investments involve risks relating to local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments, and may be affected by actions of foreign governments adverse to the interests of U.S. investors. Such actions may include expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. From time to time, a fund's adviser and/or its affiliates may determine that, as a result of regulatory requirements that may apply to the adviser and/or its affiliates due to investments in a particular country, investments in the securities of issuers domiciled or listed on trading markets in that country above certain thresholds (which may apply at the account level or in the aggregate across all accounts managed by the adviser and its affiliates) may be impractical or undesirable. In such instances, the adviser may limit or exclude investment in a particular issuer, and investment flexibility may be restricted. Additionally, governmental issuers of foreign debt securities may be unwilling to pay interest and repay principal when due and may require that the conditions for payment be renegotiated. There is no assurance that a fund's adviser will be able to anticipate these potential events or counter their effects. In addition, the value of securities denominated in foreign currencies and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar. From time to time, a fund may invest a large portion of its assets in the securities of issuers located in a single country or a limited number of countries. If a fund invests in this manner, there is a higher risk that social, political, economic, tax (such as a tax on foreign investments), or regulatory developments in those countries may have a significant impact on the fund's investment performance.

It is anticipated that in most cases the best available market for foreign securities will be on an exchange or in over-the-counter (OTC) markets located outside of the United States. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. Foreign security trading, settlement and custodial practices (including those involving securities settlement where fund assets may be released prior to receipt of payment) are often less developed than those in U.S. markets, and may result in increased investment or valuation risk or substantial delays in the event of a failed trade or the insolvency of, or breach of duty by, a foreign broker-dealer, securities depository, or foreign subcustodian. In addition, the costs associated with foreign investments, including withholding taxes, brokerage commissions, and custodial costs, are generally higher than with U.S. investments.

Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to U.S. issuers. Adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis. In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States. OTC markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated. Regulatory enforcement may be influenced by economic or political concerns, and investors may have difficulty enforcing their legal rights in foreign countries.

Some foreign securities impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

American Depositary Receipts (ADRs) as well as other "hybrid" forms of ADRs, including European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer's country.

The risks of foreign investing may be magnified for investments in emerging markets. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, may present the risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

Foreign Currency Transactions.  A fund may conduct foreign currency transactions on a spot (i.e., cash) or forward basis (i.e., by entering into forward contracts to purchase or sell foreign currencies). Although foreign exchange dealers generally do not charge a fee for such conversions, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency at one rate, while offering a lesser rate of exchange should the counterparty desire to resell that currency to the dealer. Forward contracts are customized transactions that require a specific amount of a currency to be delivered at a specific exchange rate on a specific date or range of dates in the future. Forward contracts are generally traded in an interbank market directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.

The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by a fund. A fund may also use swap agreements, indexed securities, and options and futures contracts relating to foreign currencies for the same purposes. Forward contracts not calling for physical delivery of the underlying instrument will be settled through cash payments rather than through delivery of the underlying currency. All of these instruments and transactions are subject to the risk that the counterparty will default.

A "settlement hedge" or "transaction hedge" is designed to protect a fund against an adverse change in foreign currency values between the date a security denominated in a foreign currency is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. Forward contracts to purchase or sell a foreign currency may also be used to protect a fund in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected.

A fund may also use forward contracts to hedge against a decline in the value of existing investments denominated in a foreign currency. For example, if a fund owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound's value. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A fund could also attempt to hedge the position by selling another currency expected to perform similarly to the pound sterling. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

A fund may enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if a fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. A fund may cross-hedge its U.S. dollar exposure in order to achieve a representative weighted mix of the major currencies in its benchmark index and/or to cover an underweight country or region exposure in its portfolio. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause a fund to assume the risk of fluctuations in the value of the currency it purchases.

Successful use of currency management strategies will depend on an adviser's skill in analyzing currency values. Currency management strategies may substantially change a fund's investment exposure to changes in currency exchange rates and could result in losses to a fund if currencies do not perform as an adviser anticipates. For example, if a currency's value rose at a time when a fund had hedged its position by selling that currency in exchange for dollars, the fund would not participate in the currency's appreciation. If a fund hedges currency exposure through proxy hedges, the fund could realize currency losses from both the hedge and the security position if the two currencies do not move in tandem. Similarly, if a fund increases its exposure to a foreign currency and that currency's value declines, the fund will realize a loss. Foreign currency transactions involve the risk that anticipated currency movements will not be accurately predicted and that a fund's hedging strategies will be ineffective. Moreover, it is impossible to precisely forecast the market value of portfolio securities at the expiration of a foreign currency forward contract. Accordingly, a fund may be required to buy or sell additional currency on the spot market (and bear the expenses of such transaction), if an adviser's predictions regarding the movement of foreign currency or securities markets prove inaccurate.

A fund may be required to limit its hedging transactions in foreign currency forwards, futures, and options in order to maintain its classification as a "regulated investment company" under the Internal Revenue Code (Code). Hedging transactions could result in the application of the mark-to-market provisions of the Code, which may cause an increase (or decrease) in the amount of taxable dividends paid by a fund and could affect whether dividends paid by a fund are classified as capital gains or ordinary income. A fund will cover its exposure to foreign currency transactions with liquid assets in compliance with applicable requirements. There is no assurance that an adviser's use of currency management strategies will be advantageous to a fund or that it will employ currency management strategies at appropriate times.

Options and Futures Relating to Foreign Currencies. Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.

The uses and risks of currency options and futures are similar to options and futures relating to securities or indexes, as discussed below. A fund may purchase and sell currency futures and may purchase and write currency options to increase or decrease its exposure to different foreign currencies. Currency options may also be purchased or written in conjunction with each other or with currency futures or forward contracts. Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of a fund's investments. A currency hedge, for example, should protect a Yen-denominated security from a decline in the Yen, but will not protect a fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of a fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the fund's investments exactly over time.

Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the fund to reduce foreign currency risk using such options.

Foreign Repurchase Agreements.  Foreign repurchase agreements involve an agreement to purchase a foreign security and to sell that security back to the original seller at an agreed-upon price in either U.S. dollars or foreign currency. Unlike typical U.S. repurchase agreements, foreign repurchase agreements may not be fully collateralized at all times. The value of a security purchased by a fund may be more or less than the price at which the counterparty has agreed to repurchase the security. In the event of default by the counterparty, a fund may suffer a loss if the value of the security purchased is less than the agreed-upon repurchase price, or if the fund is unable to successfully assert a claim to the collateral under foreign laws. As a result, foreign repurchase agreements may involve higher credit risks than repurchase agreements in U.S. markets, as well as risks associated with currency fluctuations. In addition, as with other emerging market investments, repurchase agreements with counterparties located in emerging markets or relating to emerging markets may involve issuers or counterparties with lower credit ratings than typical U.S. repurchase agreements.

Funds of Funds and Other Large Shareholders.  Certain Fidelity® funds and accounts (including funds of funds) invest in other funds ("underlying funds") and, as a result, may at times have substantial investments in one or more underlying funds.

An underlying fund may experience large redemptions or investments due to transactions in its shares by funds of funds, other large shareholders, or similarly managed accounts. While it is impossible to predict the overall effect of these transactions over time, there could be an adverse impact on an underlying fund's performance. In the event of such redemptions or investments, an underlying fund could be required to sell securities or to invest cash at a time when it may not otherwise desire to do so. Such transactions may increase an underlying fund's brokerage and/or other transaction costs and affect the liquidity of a fund's portfolio. In addition, when funds of funds or other investors own a substantial portion of an underlying fund's shares, a large redemption by such an investor could cause actual expenses to increase, or could result in the underlying fund's current expenses being allocated over a smaller asset base, leading to an increase in the underlying fund's expense ratio. Redemptions of underlying fund shares could also accelerate the realization of taxable capital gains in the fund if sales of securities result in capital gains. The impact of these transactions is likely to be greater when a fund of funds or other significant investor purchases, redeems, or owns a substantial portion of the underlying fund's shares.

When possible, Fidelity will consider how to minimize these potential adverse effects, and may take such actions as it deems appropriate to address potential adverse effects, including redemption of shares in-kind rather than in cash or carrying out the transactions over a period of time, although there can be no assurance that such actions will be successful. A high volume of redemption requests can impact an underlying fund the same way as the transactions of a single shareholder with substantial investments. As an additional safeguard, Fidelity® fund of funds may manage the placement of their redemption requests in a manner designed to minimize the impact of such requests on the day-to-day operations of the underlying funds in which they invest. This may involve, for example, redeeming its shares of an underlying fund gradually over time.

Fund's Rights as an Investor.  Fidelity® funds do not intend to direct or administer the day-to-day operations of any company. A fund may, however, exercise its rights as a shareholder or lender and may communicate its views on important matters of policy to a company's management, board of directors, and shareholders, and holders of a company's other securities when such matters could have a significant effect on the value of the fund's investment in the company. The activities in which a fund may engage, either individually or in conjunction with others, may include, among others, supporting or opposing proposed changes in a company's corporate structure or business activities; seeking changes in a company's directors or management; seeking changes in a company's direction or policies; seeking the sale or reorganization of the company or a portion of its assets; supporting or opposing third-party takeover efforts; supporting the filing of a bankruptcy petition; or foreclosing on collateral securing a security. This area of corporate activity is increasingly prone to litigation and it is possible that a fund could be involved in lawsuits related to such activities. Such activities will be monitored with a view to mitigating, to the extent possible, the risk of litigation against a fund and the risk of actual liability if a fund is involved in litigation. No guarantee can be made, however, that litigation against a fund will not be undertaken or liabilities incurred. A fund's proxy voting guidelines are included in its SAI.

Futures, Options, and Swaps.  The success of any strategy involving futures, options, and swaps depends on an adviser's analysis of many economic and mathematical factors and a fund's return may be higher if it never invested in such instruments. Additionally, some of the contracts discussed below are new instruments without a trading history and there can be no assurance that a market for the instruments will continue to exist. Government legislation or regulation could affect the use of such instruments and could limit a fund's ability to pursue its investment strategies. If a fund invests a significant portion of its assets in derivatives, its investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own.

Strategic Advisers® International Fund will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the fund's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets under normal conditions; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the fund would exceed 5% of the fund's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to structured notes.

The policies and limitations regarding the fund's investments in futures contracts, options, and swaps may be changed as regulatory agencies permit.

The requirements for qualification as a regulated investment company may limit the extent to which a fund may enter into futures, options on futures, and forward contracts.

Futures Contracts. In purchasing a futures contract, the buyer agrees to purchase a specified underlying instrument at a specified future date. In selling a futures contract, the seller agrees to sell a specified underlying instrument at a specified date. Futures contracts are standardized, exchange-traded contracts and the price at which the purchase and sale will take place is fixed when the buyer and seller enter into the contract. Some currently available futures contracts are based on specific securities or baskets of securities, some are based on commodities or commodities indexes (for funds that seek commodities exposure), and some are based on indexes of securities prices (including foreign indexes for funds that seek foreign exposure). Futures on indexes and futures not calling for physical delivery of the underlying instrument will be settled through cash payments rather than through delivery of the underlying instrument. Futures can be held until their delivery dates, or can be closed out by offsetting purchases or sales of futures contracts before then if a liquid market is available. A fund may realize a gain or loss by closing out its futures contracts.

The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market for the underlying instrument. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

The purchaser or seller of a futures contract or an option for a futures contract is not required to deliver or pay for the underlying instrument or the final cash settlement price, as applicable, unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant (FCM), when the contract is entered into. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. This process of "marking to market" will be reflected in the daily calculation of open positions computed in a fund's NAV. The party that has a gain is entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a fund's investment limitations. Variation margin does not represent a borrowing or loan by a fund, but is instead a settlement between a fund and the FCM of the amount one would owe the other if the fund's contract expired. In the event of the bankruptcy or insolvency of an FCM that holds margin on behalf of a fund, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the fund. A fund is also required to segregate liquid assets equivalent to the fund's outstanding obligations under the contract in excess of the initial margin and variation margin, if any.

Although futures exchanges generally operate similarly in the United States and abroad, foreign futures exchanges may follow trading, settlement, and margin procedures that are different from those for U.S. exchanges. Futures contracts traded outside the United States may not involve a clearing mechanism or related guarantees and may involve greater risk of loss than U.S.-traded contracts, including potentially greater risk of losses due to insolvency of a futures broker, exchange member, or other party that may owe initial or variation margin to a fund. Because initial and variation margin payments may be measured in foreign currency, a futures contract traded outside the United States may also involve the risk of foreign currency fluctuation.

There is no assurance a liquid market will exist for any particular futures contract at any particular time. Exchanges may establish daily price fluctuation limits for futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

If the market for a contract is not liquid because of price fluctuation limits or other market conditions, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a fund's access to other assets held to cover its futures positions could also be impaired. These risks may be heightened for commodity futures contracts, which have historically been subject to greater price volatility than exists for instruments such as stocks and bonds.

Because there are a limited number of types of exchange-traded futures contracts, it is likely that the standardized contracts available will not match a fund's current or anticipated investments exactly. A fund may invest in futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the fund typically invests, which involves a risk that the futures position will not track the performance of the fund's other investments.

Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments. In addition, the price of a commodity futures contract can reflect the storage costs associated with the purchase of the physical commodity.

Futures contracts on U.S. Government securities historically have reacted to an increase or decrease in interest rates in a manner similar to the manner in which the underlying U.S. Government securities reacted. To the extent, however, that a fund enters into such futures contracts, the value of these futures contracts will not vary in direct proportion to the value of the fund's holdings of U.S. Government securities. Thus, the anticipated spread between the price of the futures contract and the hedged security may be distorted due to differences in the nature of the markets. The spread also may be distorted by differences in initial and variation margin requirements, the liquidity of such markets and the participation of speculators in such markets.

Options. By purchasing a put option, the purchaser obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the purchaser pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific assets or securities, baskets of assets or securities, indexes of securities or commodities prices, and futures contracts (including commodity futures contracts). Options may be traded on an exchange or OTC. The purchaser may terminate its position in a put option by allowing it to expire or by exercising the option. If the option is allowed to expire, the purchaser will lose the entire premium. If the option is exercised, the purchaser completes the sale of the underlying instrument at the strike price. Depending on the terms of the contract, upon exercise, an option may require physical delivery of the underlying instrument or may be settled through cash payments. A purchaser may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

The buyer of a typical put option can expect to realize a gain if the underlying instrument's price falls substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right (but not the obligation) to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if the underlying instrument's price falls. At the same time, the buyer can expect to suffer a loss if the underlying instrument's price does not rise sufficiently to offset the cost of the option.

The writer of a put or call option takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the writer assumes the obligation to pay or receive the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The writer may seek to terminate a position in a put option before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option, however, the writer must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes. When writing an option on a futures contract, a fund will be required to make margin payments to an FCM as described above for futures contracts.

If the underlying instrument's price rises, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If the underlying instrument's price remains the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If the underlying instrument's price falls, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

Writing a call option obligates the writer to sell or deliver the option's underlying instrument or make a net cash settlement payment, as applicable, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer should mitigate the effects of a price increase. At the same time, because a call writer must be prepared to deliver the underlying instrument or make a net cash settlement payment, as applicable, in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

Where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price to close out the put or call option on the secondary market may move more or less than the price of the related security.

There is no assurance a liquid market will exist for any particular options contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for exchange-traded options contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a fund's access to other assets held to cover its options positions could also be impaired.

Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally are less liquid and involve greater credit risk than exchange-traded options, which are backed by the clearing organization of the exchanges where they are traded.

Combined positions involve purchasing and writing options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, purchasing a put option and writing a call option on the same underlying instrument would construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

A fund may also buy and sell options on swaps (swaptions), which are generally options on interest rate swaps. An option on a swap gives a party the right (but not the obligation) to enter into a new swap agreement or to extend, shorten, cancel or modify an existing contract at a specific date in the future in exchange for a premium. Depending on the terms of the particular option agreement, a fund will generally incur a greater degree of risk when it writes (sells) an option on a swap than it will incur when it purchases an option on a swap. When a fund purchases an option on a swap, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a fund writes an option on a swap, upon exercise of the option the fund will become obligated according to the terms of the underlying agreement. A fund that writes an option on a swap receives the premium and bears the risk of unfavorable changes in the preset rate on the underlying interest rate swap. Whether a fund's use of options on swaps will be successful in furthering its investment objective will depend on the adviser's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Options on swaps may involve risks similar to those discussed below in "Swap Agreements."

Because there are a limited number of types of exchange-traded options contracts, it is likely that the standardized contracts available will not match a fund's current or anticipated investments exactly. A fund may invest in options contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the fund typically invests, which involves a risk that the options position will not track the performance of the fund's other investments.

Options prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Options prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell options contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's options positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

Swap Agreements. Swap agreements are two-party contracts entered into primarily by institutional investors. Cleared swaps are transacted through FCMs that are members of central clearinghouses with the clearinghouse serving as a central counterparty similar to transactions in futures contracts. In a standard "swap" transaction, two parties agree to exchange one or more payments based, for example, on the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments (such as securities, commodities, indexes, or other financial or economic interests). The gross payments to be exchanged between the parties are calculated with respect to a notional amount, which is the predetermined dollar principal of the trade representing the hypothetical underlying quantity upon which payment obligations are computed.

Swap agreements can take many different forms and are known by a variety of names. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a fund's investments and its share price and, if applicable, its yield. Swap agreements are subject to liquidity risk, meaning that a fund may be unable to sell a swap contract to a third party at a favorable price. Certain standardized swap transactions are currently subject to mandatory central clearing or may be eligible for voluntary central clearing. Central clearing is expected to decrease counterparty risk and increase liquidity compared to uncleared swaps because central clearing interposes the central clearinghouse as the counterpart to each participant's swap. However, central clearing does not eliminate counterparty risk or illiquidity risk entirely. In addition depending on the size of a fund and other factors, the margin required under the rules of a clearinghouse and by a clearing member FCM may be in excess of the collateral required to be posted by a fund to support its obligations under a similar uncleared swap. It is expected, however, that regulators will adopt rules imposing certain margin requirements, including minimums, on uncleared swaps in the near future, which could reduce the distinction.

A total return swap is a contract whereby one party agrees to make a series of payments to another party based on the change in the market value of the assets underlying such contract (which can include a security or other instrument, commodity, index or baskets thereof) during the specified period. In exchange, the other party to the contract agrees to make a series of payments calculated by reference to an interest rate and/or some other agreed-upon amount (including the change in market value of other underlying assets). A fund may use total return swaps to gain exposure to an asset without owning it or taking physical custody of it. For example, a fund investing in total return commodity swaps will receive the price appreciation of a commodity, commodity index or portion thereof in exchange for payment of an agreed-upon fee.

In a credit default swap, the credit default protection buyer makes periodic payments, known as premiums, to the credit default protection seller. In return the credit default protection seller will make a payment to the credit default protection buyer upon the occurrence of a specified credit event. A credit default swap can refer to a single issuer or asset, a basket of issuers or assets or index of assets, each known as the reference entity or underlying asset. A fund may act as either the buyer or the seller of a credit default swap. A fund may buy or sell credit default protection on a basket of issuers or assets, even if a number of the underlying assets referenced in the basket are lower-quality debt securities. In an unhedged credit default swap, a fund buys credit default protection on a single issuer or asset, a basket of issuers or assets or index of assets without owning the underlying asset or debt issued by the reference entity. Credit default swaps involve greater and different risks than investing directly in the referenced asset, because, in addition to market risk, credit default swaps include liquidity, counterparty and operational risk.

Credit default swaps allow a fund to acquire or reduce credit exposure to a particular issuer, asset or basket of assets. If a swap agreement calls for payments by a fund, the fund must be prepared to make such payments when due. If a fund is the credit default protection seller, the fund will experience a loss if a credit event occurs and the credit of the reference entity or underlying asset has deteriorated. If a fund is the credit default protection buyer, the fund will be required to pay premiums to the credit default protection seller.

If the creditworthiness of a fund's swap counterparty declines, the risk that the counterparty may not perform could increase, potentially resulting in a loss to the fund. To limit the counterparty risk involved in swap agreements, a Fidelity® fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness.

A fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. In order to cover its outstanding obligations to a swap counterparty, a fund would generally be required to provide margin or collateral for the benefit of that counterparty. If a counterparty to a swap transaction becomes insolvent, the fund may be limited temporarily or permanently in exercising its right to the return of related fund assets designated as margin or collateral in an action against the counterparty.

Swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a fund's interest. A fund bears the risk that an adviser will not accurately forecast market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for a fund. If an adviser attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, a fund may be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment, which could cause substantial losses for a fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Swaps are complex and often valued subjectively.

Hybrid and Preferred Securities.  A hybrid security may be a debt security, warrant, convertible security, certificate of deposit or other evidence of indebtedness on which the value of the interest on or principal of which is determined by reference to changes in the value of a reference instrument or financial strength of a reference entity (e.g., a security or other financial instrument, asset, currency, interest rate, commodity, index, or business entity such as a financial institution). Another example is contingent convertible securities, which are fixed income securities that, under certain circumstances, either convert into common stock of the issuer or undergo a principal write-down by a predetermined percentage if the issuer's capital ratio falls below a predetermined trigger level. The liquidation value of such a security may be reduced upon a regulatory action and without the need for a bankruptcy proceeding. Preferred securities may take the form of preferred stock and represent an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds generally take precedence over the claims of those who own preferred and common stock.

The risks of investing in hybrid and preferred securities reflect a combination of the risks of investing in securities, options, futures and currencies. An investment in a hybrid or preferred security may entail significant risks that are not associated with a similar investment in a traditional debt or equity security. The risks of a particular hybrid or preferred security will depend upon the terms of the instrument, but may include the possibility of significant changes in the value of any applicable reference instrument. Such risks may depend upon factors unrelated to the operations or credit quality of the issuer of the hybrid or preferred security. Hybrid and preferred securities are potentially more volatile and carry greater market and liquidity risks than traditional debt or equity securities. Also, the price of the hybrid or preferred security and any applicable reference instrument may not move in the same direction or at the same time. In addition, because hybrid and preferred securities may be traded over-the-counter or in bilateral transactions with the issuer of the security, hybrid and preferred securities may be subject to the creditworthiness of the counterparty of the security and their values may decline substantially if the counterparty's creditworthiness deteriorates. In addition, uncertainty regarding the tax and regulatory treatment of hybrid and preferred securities may reduce demand for such securities and tax and regulatory considerations may limit the extent of a fund's investments in certain hybrid and preferred securities.

Illiquid Investments  means any investment that cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Difficulty in selling or disposing of illiquid investments may result in a loss or may be costly to a fund.

Under the supervision of the Board of Trustees, a Fidelity® fund's adviser classifies the liquidity of the fund's investments and monitors the extent of funds’ illiquid investments.

Various market, trading and investment-specific factors may be considered in determining the liquidity of a fund's investments including, but not limited to (1) the existence of an active trading market, (2) the nature of the security and the market in which it trades, (3) the number, diversity, and quality of dealers and prospective purchasers in the marketplace, (4) the frequency, volume, and volatility of trade and price quotations, (5) bid-ask spreads, (6) dates of issuance and maturity, (7) demand, put or tender features, and (8) restrictions on trading or transferring the investment.

Fidelity classifies certain investments as illiquid based upon these criteria. Fidelity also monitors for certain market, trading and investment-specific events that may cause Fidelity to re-evaluate an investment’s liquidity status and may lead to an investment being classified as illiquid. In addition, Fidelity uses a third-party to assist with the liquidity classifications of the fund’s investments, which includes calculating the time to sell and settle a specified size position in a particular investment without the sale significantly changing the market value of the investment.

Increasing Government Debt.  The total public debt of the United States and other countries around the globe as a percent of gross domestic product has grown rapidly since the beginning of the 2008 financial downturn. Although high debt levels do not necessarily indicate or cause economic problems, they may create certain systemic risks if sound debt management practices are not implemented.

A high national debt level may increase market pressures to meet government funding needs, which may drive debt cost higher and cause a country to sell additional debt, thereby increasing refinancing risk. A high national debt also raises concerns that a government will not be able to make principal or interest payments when they are due. In the worst case, unsustainable debt levels can decline the valuation of currencies, and can prevent a government from implementing effective counter-cyclical fiscal policy in economic downturns.

On August 5, 2011, Standard & Poor's Ratings Services lowered its long-term sovereign credit rating on the United States one level to "AA+" from "AAA." While Standard & Poor's Ratings Services affirmed the United States' short-term sovereign credit rating as "A-1+," there is no guarantee that Standard & Poor's Ratings Services will not decide to lower this rating in the future. Standard & Poor's Ratings Services stated that its decision was prompted by its view on the rising public debt burden and its perception of greater policymaking uncertainty. The market prices and yields of securities supported by the full faith and credit of the U.S. Government may be adversely affected by Standard & Poor's Ratings Services decisions to downgrade the long-term sovereign credit rating of the United States.

Indexed Securities  are instruments whose prices are indexed to the prices of other securities, securities indexes, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose values at maturity or coupon rates are determined by reference to a specific instrument, statistic, or measure.

Indexed securities also include commercial paper, certificates of deposit, and other fixed-income securities whose values at maturity or coupon interest rates are determined by reference to the returns of particular stock indexes. Indexed securities can be affected by stock prices as well as changes in interest rates and the creditworthiness of their issuers and may not track the indexes as accurately as direct investments in the indexes.

Indexed securities may have principal payments as well as coupon payments that depend on the performance of one or more interest rates. Their coupon rates or principal payments may change by several percentage points for every 1% interest rate change.

Mortgage-indexed securities, for example, could be structured to replicate the performance of mortgage securities and the characteristics of direct ownership.

Inflation-protected securities, for example, can be indexed to a measure of inflation, such as the Consumer Price Index (CPI).

Commodity-indexed securities, for example, can be indexed to a commodities index such as the Bloomberg Commodity Index Total Return℠.

Gold-indexed securities typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices.

Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

The performance of indexed securities depends to a great extent on the performance of the instrument or measure to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. Indexed securities may be more volatile than the underlying instruments or measures. Indexed securities are also subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies.

Insolvency of Issuers, Counterparties, and Intermediaries.  Issuers of fund portfolio securities or counterparties to fund transactions that become insolvent or declare bankruptcy can pose special investment risks. In each circumstance, risk of loss, valuation uncertainty, increased illiquidity, and other unpredictable occurrences may negatively impact an investment. Each of these risks may be amplified in foreign markets, where security trading, settlement, and custodial practices can be less developed than those in the U.S. markets, and bankruptcy laws differ from those of the U.S.

As a general matter, if the issuer of a fund portfolio security is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock have priority over the claims of common stock owners. These events can negatively impact the value of the issuer's securities and the results of related proceedings can be unpredictable.

If a counterparty to a fund transaction, such as a swap transaction, a short sale, a borrowing, or other complex transaction becomes insolvent, the fund may be limited in its ability to exercise rights to obtain the return of related fund assets or in exercising other rights against the counterparty. In addition, insolvency and liquidation proceedings take time to resolve, which can limit or preclude a fund's ability to terminate a transaction or obtain related assets or collateral in a timely fashion. Uncertainty may also arise upon the insolvency of a securities or commodities intermediary such as a broker-dealer or futures commission merchant with which a fund has pending transactions. If an intermediary becomes insolvent, while securities positions and other holdings may be protected by U.S. or foreign laws, it is sometimes difficult to determine whether these protections are available to specific trades based on the circumstances. Receiving the benefit of these protections can also take time to resolve, which may result in illiquid positions.

Interfund Borrowing and Lending Program.  Pursuant to an exemptive order issued by the Securities and Exchange Commission (SEC), a Fidelity® fund may lend money to, and borrow money from, other funds advised by Fidelity Management & Research Company (FMR) or its affiliates. A Fidelity® fund will borrow through the program only when the costs are equal to or lower than the costs of bank loans. A Fidelity® fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one day's notice. A Fidelity® fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

Investment-Grade Debt Securities.  Investment-grade debt securities include all types of debt instruments that are of medium and high-quality. Investment-grade debt securities include repurchase agreements collateralized by U.S. Government securities as well as repurchase agreements collateralized by equity securities, non-investment-grade debt, and all other instruments in which a fund can perfect a security interest, provided the repurchase agreement counterparty has an investment-grade rating. Some investment-grade debt securities may possess speculative characteristics and may be more sensitive to economic changes and to changes in the financial conditions of issuers. An investment-grade rating means the security or issuer is rated investment-grade by a credit rating agency registered as a nationally recognized statistical rating organization (NRSRO) with the SEC (for example, Moody's Investors Service, Inc.), or is unrated but considered to be of equivalent quality by a fund's adviser. For purposes of determining the maximum maturity of an investment-grade debt security, an adviser may take into account normal settlement periods.

Loans and Other Direct Debt Instruments.  Direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the purchaser in the event of fraud or misrepresentation, or there may be a requirement that a fund supply additional cash to a borrower on demand. A fund may acquire loans by buying an assignment of all or a portion of the loan from a lender or by purchasing a loan participation from a lender or other purchaser of a participation.

Lenders and purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Loans that are fully secured provide more protections than an unsecured loan in the event of failure to make scheduled interest or principal payments. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of foreign countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

Direct lending and investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks. For example, if a loan is foreclosed, the lender/purchaser could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a purchaser could be held liable as a co-lender. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary.

A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, the purchaser has direct recourse against the borrower, the purchaser may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of a purchaser were determined to be subject to the claims of the agent's general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

Direct indebtedness may include letters of credit, revolving credit facilities, or other standby financing commitments that obligate lenders/purchasers to make additional cash payments on demand. These commitments may have the effect of requiring a lender/purchaser to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid.

For a Fidelity® fund that limits the amount of total assets that it will invest in any one issuer or in issuers within the same industry, the fund generally will treat the borrower as the "issuer" of indebtedness held by the fund. In the case of loan participations where a bank or other lending institution serves as financial intermediary between a fund and the borrower, if the participation does not shift to the fund the direct debtor-creditor relationship with the borrower, SEC interpretations require a fund, in appropriate circumstances, to treat both the lending bank or other lending institution and the borrower as "issuers" for these purposes. Treating a financial intermediary as an issuer of indebtedness may restrict a fund's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

A fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the fund's shareholders.

Lower-Quality Debt Securities.  Lower-quality debt securities include all types of debt instruments that have poor protection with respect to the payment of interest and repayment of principal, or may be in default. These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer's capacity to pay. The market prices of lower-quality debt securities may fluctuate more than those of higher-quality debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.

The market for lower-quality debt securities may be thinner and less active than that for higher-quality debt securities, which can adversely affect the prices at which the former are sold. Adverse publicity and changing investor perceptions may affect the liquidity of lower-quality debt securities and the ability of outside pricing services to value lower-quality debt securities.

Because the risk of default is higher for lower-quality debt securities, research and credit analysis are an especially important part of managing securities of this type. Such analysis may focus on relative values based on factors such as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer, in an attempt to identify those issuers of high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future.

A fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the fund's shareholders.

Precious Metals.  Precious metals, such as gold, silver, platinum, and palladium, at times have been subject to substantial price fluctuations over short periods of time and may be affected by unpredictable monetary and political policies such as currency devaluations or revaluations, economic and social conditions within a country, trade imbalances, or trade or currency restrictions between countries. The prices of gold and other precious metals, however, are less subject to local and company-specific factors than securities of individual companies. As a result, precious metals may be more or less volatile in price than securities of companies engaged in precious metals-related businesses. Investments in precious metals can present concerns such as delivery, storage and maintenance, possible illiquidity, and the unavailability of accurate market valuations. Although precious metals can be purchased in any form, including bullion and coins, a Fidelity® fund intends to purchase only those forms of precious metals that are readily marketable and that can be stored in accordance with custody regulations applicable to mutual funds. A fund may incur higher custody and transaction costs for precious metals than for securities. Also, precious metals investments do not pay income.

For a fund to qualify as a regulated investment company under current federal tax law, gains from selling precious metals may not exceed 10% of the fund's gross income for its taxable year. This tax requirement could cause a fund to hold or sell precious metals or securities when it would not otherwise do so.

Real Estate Investment Trusts.  Equity real estate investment trusts own real estate properties, while mortgage real estate investment trusts make construction, development, and long-term mortgage loans. Their value may be affected by changes in the value of the underlying property of the trusts, the creditworthiness of the issuer, property taxes, interest rates, and tax and regulatory requirements, such as those relating to the environment. Both types of trusts are dependent upon management skill, are not diversified, and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for tax-free status of income under the Internal Revenue Code and failing to maintain exemption from the 1940 Act.

Reforms and Government Intervention in the Financial Markets.  Economic downturns can trigger various economic, legal, budgetary, tax, and regulatory reforms across the globe. Instability in the financial markets in the wake of the 2008 economic downturn led the U.S. Government and other governments to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that experienced extreme volatility, and in some cases, a lack of liquidity. Reforms are ongoing and their effects are uncertain. Federal, state, local, foreign, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which a fund invests, or the issuers of such instruments, in ways that are unforeseeable. Reforms may also change the way in which a fund is regulated and could limit or preclude a fund's ability to achieve its investment objective or engage in certain strategies. Also, while reforms generally are intended to strengthen markets, systems, and public finances, they could affect fund expenses and the value of fund investments.

The value of a fund's holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which a fund invests. In the event of such a disturbance, the issuers of securities held by a fund may experience significant declines in the value of their assets and even cease operations, or may receive government assistance accompanied by increased restrictions on their business operations or other government intervention. In addition, it is not certain that the U.S. Government or foreign governments will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted.

Repurchase Agreements  involve an agreement to purchase a security and to sell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. As protection against the risk that the original seller will not fulfill its obligation, the securities are held in a separate account at a bank, marked-to-market daily, and maintained at a value at least equal to the sale price plus the accrued incremental amount. The value of the security purchased may be more or less than the price at which the counterparty has agreed to purchase the security. In addition, delays or losses could result if the other party to the agreement defaults or becomes insolvent. A fund may be limited in its ability to exercise its right to liquidate assets related to a repurchase agreement with an insolvent counterparty. A Fidelity® fund may engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by the fund's adviser.

Restricted Securities  are subject to legal restrictions on their sale. Difficulty in selling securities may result in a loss or be costly to a fund. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933 (1933 Act), or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security.

Reverse Repurchase Agreements.  In a reverse repurchase agreement, a fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. A Fidelity® fund may enter into reverse repurchase agreements with parties whose creditworthiness has been reviewed and found satisfactory by the fund's adviser. Such transactions may increase fluctuations in the market value of a fund's assets and, if applicable, a fund's yield, and may be viewed as a form of leverage.

Securities Lending.  A Fidelity® fund may lend securities to parties such as broker-dealers or other institutions, including an affiliate, National Financial Services LLC (NFS). Fidelity® funds for which Geode Capital Management, LLC (Geode) serves as sub-adviser will not lend securities to Geode or its affiliates. Securities lending allows a fund to retain ownership of the securities loaned and, at the same time, earn additional income. The borrower provides the fund with collateral in an amount at least equal to the value of the securities loaned. The fund seeks to maintain the ability to obtain the right to vote or consent on proxy proposals involving material events affecting securities loaned. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. These delays and costs could be greater for foreign securities. If a fund is not able to recover the securities loaned, the fund may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased. For a Fidelity® fund, loans will be made only to parties deemed by the fund's adviser to be in good standing and when, in the adviser's judgment, the income earned would justify the risks.

The Fidelity® funds have retained agents, including NFS, an affiliate of the funds, to act as securities lending agent. If NFS acts as securities lending agent for a fund, it is subject to the overall supervision of the fund’s adviser, and NFS will administer the lending program in accordance with guidelines approved by the fund’s Trustees.

Cash received as collateral through loan transactions may be invested in other eligible securities, including shares of a money market fund. Investing this cash subjects that investment, as well as the securities loaned, to market appreciation or depreciation.

Securities of Other Investment Companies,  including shares of closed-end investment companies (which include business development companies (BDCs)), unit investment trusts, and open-end investment companies, represent interests in professionally managed portfolios that may invest in any type of instrument. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the underlying investment company-level, such as portfolio management fees and operating expenses. Fees and expenses incurred indirectly by a fund as a result of its investment in shares of one or more other investment companies generally are referred to as "acquired fund fees and expenses" and may appear as a separate line item in a fund's prospectus fee table. For certain investment companies, such as BDCs, these expenses may be significant. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their NAV. Others are continuously offered at NAV, but may also be traded in the secondary market.

The securities of closed-end funds may be leveraged. As a result, a fund may be indirectly exposed to leverage through an investment in such securities. An investment in securities of closed-end funds that use leverage may expose a fund to higher volatility in the market value of such securities and the possibility that the fund's long-term returns on such securities will be diminished.

A fund's ability to invest in securities of other investment companies may be limited by federal securities laws. To the extent a fund acquires securities issued by unaffiliated investment companies, the Adviser's access to information regarding such underlying fund's portfolio may be limited and subject to such fund's policies regarding disclosure of fund holdings.

Short Sales.  Short sales involve the market sale of a security a fund has borrowed from a prime broker with which it has a contractual relationship, with the expectation that the security will underperform either the market or the securities that the fund holds long. A fund closes a short sale by purchasing the same security at the current market price and delivering it to the prime broker.

Until a fund closes out a short position, the fund is obligated to pay the prime broker (from which it borrowed the security sold short) interest as well as any dividends that accrue during the period of the loan. While a short position is outstanding, a fund must also pledge a portion of its assets to the prime broker as collateral for the borrowed security. The collateral will be marked to market daily.

Short positions create a risk that a fund will be required to cover them by buying the security at a time when the security has appreciated in value, thus resulting in a loss to the fund. A short position in a security poses more risk than holding the same security long. Because a short position loses value as the security's price increases, the loss on a short sale is theoretically unlimited. The loss on a long position is limited to what a fund originally paid for the security together with any transaction costs. A fund may not always be able to borrow a security the fund seeks to sell short at a particular time or at an acceptable price. As a result, a fund may be unable to fully implement its investment strategy due to a lack of available stocks or for other reasons. It is possible that the market value of the securities a fund holds in long positions will decline at the same time that the market value of the securities the fund has sold short increases, thereby increasing the fund's potential volatility. Because a fund may be required to pay dividends, interest, premiums and other expenses in connection with a short sale, any benefit for the fund resulting from the short sale will be decreased, and the amount of any ultimate gain will be decreased or of any loss will be increased, by the amount of such expenses.

A fund may also enter into short sales against the box. Short sales "against the box" are short sales of securities that a fund owns or has the right to obtain (equivalent in kind or amount to the securities sold short). If a fund enters into a short sale against the box, it will be required to set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will be required to hold such securities while the short sale is outstanding. A fund will incur transaction costs, including interest expenses, in connection with opening, maintaining, and closing short sales against the box.

Sources of Liquidity or Credit Support.  Issuers may employ various forms of credit and liquidity enhancements, including letters of credit, guarantees, swaps, puts, and demand features, and insurance provided by domestic or foreign entities such as banks and other financial institutions. An adviser and its affiliates may rely on their evaluation of the credit of the issuer or the credit of the liquidity or credit enhancement provider in determining whether to purchase or hold a security supported by such enhancement. In evaluating the credit of a foreign bank or other foreign entities, factors considered may include whether adequate public information about the entity is available and whether the entity may be subject to unfavorable political or economic developments, currency controls, or other government restrictions that might affect its ability to honor its commitment. Changes in the credit quality of the issuer and/or entity providing the enhancement could affect the value of the security or a fund's share price.

Sovereign Debt Obligations  are issued or guaranteed by foreign governments or their agencies, including debt of Latin American nations or other developing countries. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loans or loan participations. Sovereign debt of developing countries may involve a high degree of risk, and may be in default or present the risk of default. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and pay interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and payment of interest may depend on political as well as economic factors. Although some sovereign debt, such as Brady Bonds, is collateralized by U.S. Government securities, repayment of principal and payment of interest is not guaranteed by the U.S. Government.

Structured Securities  (also called "structured notes") are derivative debt securities, the interest rate on or principal of which is determined by an unrelated indicator. The value of the interest rate on and/or the principal of structured securities is determined by reference to changes in the value of a reference instrument (e.g., a security or other financial instrument, asset, currency, interest rate, commodity, or index) or the relative change in two or more reference instruments. A structured security may be positively, negatively, or both positively and negatively indexed; that is, its value or interest rate may increase or decrease if the value of the reference instrument increases. Similarly, its value or interest rate may increase or decrease if the value of the reference instrument decreases. Further, the change in the principal amount payable with respect to, or the interest rate of, a structured security may be calculated as a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s); therefore, the value of such structured security may be very volatile. Structured securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instrument. Structured securities may also be more volatile, less liquid, and more difficult to accurately price than less complex securities or more traditional debt securities. In addition, because structured securities generally are traded over-the-counter, structured securities are subject to the creditworthiness of the counterparty of the structured security, and their values may decline substantially if the counterparty's creditworthiness deteriorates.

Temporary Defensive Policies.  In response to market, economic, political, or other conditions, a fund may temporarily use a different investment strategy for defensive purposes. If a fund does so, different factors could affect the fund's performance and the fund may not achieve its investment objective.Strategic Advisers® International Fund reserves the right to invest without limitation in preferred stocks and investment-grade debt instruments for temporary, defensive purposes.

Transfer Agent Bank Accounts.  Proceeds from shareholder purchases of a Fidelity® fund may pass through a series of demand deposit bank accounts before being held at the fund's custodian. Redemption proceeds may pass from the custodian to the shareholder through a similar series of bank accounts.

If a bank account is registered to the transfer agent or an affiliate, who acts as an agent for the fund when opening, closing, and conducting business in the bank account, the transfer agent or an affiliate may invest overnight balances in the account in repurchase agreements. Any balances that are not invested in repurchase agreements remain in the bank account overnight. Any risks associated with such an account are investment risks of the fund. The fund faces the risk of loss of these balances if the bank becomes insolvent.

Warrants.  Warrants are instruments which entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss.

Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

Zero Coupon Bonds  do not make interest payments; instead, they are sold at a discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be more volatile than other types of fixed-income securities when interest rates change. In calculating a fund's dividend, a portion of the difference between a zero coupon bond's purchase price and its face value is considered income.

In addition to the investment policies and limitations discussed above, a fund is subject to the additional operational risk discussed below.

Considerations Regarding Cybersecurity. With the increased use of technologies such as the Internet to conduct business, a fund’s service providers are susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events and may arise from external or internal sources. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information; corrupting data, equipment or systems; or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber incidents affecting a fund’s manager, any sub-adviser and other service providers (including, but not limited to, fund accountants, custodians, transfer agents and financial intermediaries) have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with a fund’s ability to calculate its NAV, impediments to trading, the inability of fund shareholders to transact business, destruction to equipment and systems, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. Similar adverse consequences could result from cyber incidents affecting issuers of securities in which a fund invests, counterparties with which a fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions (including financial intermediaries and service providers for fund shareholders) and other parties. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

While a fund’s service providers have established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, a fund cannot control the cyber security plans and systems put in place by its service providers or any other third parties whose operations may affect a fund or its shareholders. A fund and its shareholders could be negatively impacted as a result.

SPECIAL GEOGRAPHIC CONSIDERATIONS

Emerging Markets. Investments in companies domiciled in emerging market countries may be subject to potentially higher risks than investments in developed countries. These risks include: (i) less social, political, and economic stability; (ii) greater illiquidity and price volatility due to smaller or limited local capital markets for such securities, or low or non-existent trading volumes; (iii) foreign exchanges and broker-dealers may be subject to less oversight and regulation by local authorities; (iv) local governments may decide to seize or confiscate securities held by foreign investors, restrict an investor's ability to sell or redeem securities, decide to suspend or limit an issuer's ability to make dividend or interest payments; and/or may limit or entirely restrict repatriation of invested capital, profits, and dividends; (v) capital gains may be subject to local taxation, including on a retroactive basis; (vi) issuers facing restrictions on dollar or euro payments imposed by local governments may attempt to make dividend or interest payments to foreign investors in the local currency; (vii) investors may experience difficulty in enforcing legal claims related to the securities and/or local judges may favor the interests of the issuer over those of foreign investors; (viii) bankruptcy judgments may only be permitted to be paid in the local currency; (ix) limited public information regarding the issuer may result in greater difficulty in determining market valuations of the securities; and (x) infrequent financial reporting, substandard disclosure, and differences in accounting standards may make it difficult to ascertain the financial health of an issuer. In addition, unlike developed countries, many emerging countries' economic growth highly depends on exports and inflows of external capital, making them more vulnerable to the downturns of the world economy. The enduring low growth in the global economy has weakened the global demand for emerging market exports and tightened international credit supplies, highlighting the sensitivity of emerging economies to the performance of their trading partners. As the pace of economic growth in China declines and commodities continue to experience price volatility, emerging markets may face significant economic difficulties as demand for their exports weakens. Developing countries may also face disproportionately large exposure to the negative effects of climate change, due to both geography and a lack of access to technology to adapt to its effects, which could include increased frequency and severity of natural disasters and extreme weather events such as droughts, rising sea levels, decreased crop yields, and increased spread of disease, all of which could harm performance of affected economies. Given the particular vulnerability of emerging market countries to the effects of climate change, disruptions in international efforts to address climate-related issues may have a disproportionate impact on developing countries.

Many emerging market countries suffer from uncertainty and corruption in their legal frameworks. Legislation may be difficult to interpret or laws may be too new to provide any precedential value. Laws regarding foreign investment and private property may be weak, not enforced consistently, or non-existent. Sudden changes in governments or the transition of regimes may result in policies that are less favorable to investors such as the imposition of price controls or policies designed to expropriate or nationalize "sovereign" assets. Certain emerging market countries in the past have expropriated large amounts of private property, in many cases with little or no compensation, and there can be no assurance that such expropriation will not occur in the future.

The United States, other nations, or other governmental entities (including supranational entities) could impose sanctions on a country involved in such conflicts that limit or restrict foreign investment, the movement of assets or other economic activity in that country. In addition, an imposition of sanctions upon certain issuers in a country could have a materially adverse effect on the value of such companies' securities, delay a fund's ability to exercise certain rights as security holder, and/or impair a fund's ability to meet its investment objectives. A fund may be prohibited from investing in securities issued by companies subject to such sanctions and may be required to freeze its existing investments in those companies, prohibiting the fund from selling or otherwise transacting in these investments. Such sanctions, or other intergovernmental actions that may be taken in the future, may result in the devaluation of the country's currency, a downgrade in the country's credit rating, and/or a decline in the value and liquidity of impacted company stocks.

Many emerging market countries in which a fund may invest lack the social, political, and economic stability characteristic exhibited by developed countries. Political instability among emerging market countries can be common and may be caused by an uneven distribution of wealth, governmental corruption, social unrest, labor strikes, civil wars, and religious oppression. Economic instability in emerging market countries may take the form of: (i) high interest rates; (ii) high levels of inflation, including hyperinflation; (iii) high levels of unemployment or underemployment; (iv) changes in government economic and tax policies, including confiscatory taxation (or taxes on foreign investments); and (v) imposition of trade barriers.

Currencies of emerging market countries are subject to significantly greater risks than currencies of developed countries. Some emerging market currencies may not be internationally traded or may be subject to strict controls by local governments, resulting in undervalued or overvalued currencies. Some emerging market countries have experienced balance of payment deficits and shortages in foreign exchange reserves, which has resulted in some governments restricting currency conversions. Future restrictive exchange controls could prevent or restrict a company's ability to make dividend or interest payments in the original currency of the obligation (usually U.S. dollars). In addition, even though the currencies of some emerging market countries may be convertible into U.S. dollars, the conversion rates may be artificial relative to their actual market values.

Governments of many emerging market countries have become overly reliant on the international capital markets and other forms of foreign credit to finance large public spending programs that cause huge budget deficits. Often, interest payments have become too overwhelming for these governments to meet, as these payments may represent a large percentage of a country's total GDP. Accordingly, these foreign obligations have become the subject of political debate within emerging market countries, which has resulted in internal pressure for such governments to not make payments to foreign creditors, but instead to use these funds for social programs. As a result of either an inability to pay or submission to political pressure, the governments sought to restructure their loan and/or bond obligations, have declared a temporary suspension of interest payments, or defaulted (in part or full) on their outstanding debt obligations. These events have adversely affected the values of securities issued by the governments and corporations domiciled in these emerging market countries and have negatively affected not only their cost of borrowing, but their ability to borrow in the future as well. Emerging markets have also benefited from continued monetary policies adopted by the central banks of developed countries. In recent years, interest rates in the U.S. and certain European countries have been at or near historically low levels. The U.S. Federal Reserve has begun, and may continue, to raise interest rates. To the extent the Federal Reserve Board continues to raise interest rates, there is a risk that rates across the global financial system may rise.

In addition to their continued reliance on international capital markets, many emerging economies are also highly dependent on international trade and exports, including exports of oil and other commodities. As a result, these economies are particularly vulnerable to downturns of the world economy. In recent years, emerging market economies have been subject to tightened international credit supplies and weakened global demand for their exports and, as a result, certain of these economies faced significant difficulties and some economies face recessionary concerns. Over the last decade, emerging market countries, and companies domiciled in such countries, have acquired significant debt levels. Any further increase in U.S. interest rates could restrict the access to relatively inexpensive credit supplies and jeopardize the ability of emerging market countries to pay their respective debt service obligations. Although certain emerging market economies have shown signs of growth and recovery, continued growth is dependent on the uncertain economic outlook of China, Japan, the European Union, and the United States. The reduced demand for exports and lack of available capital for investment resulting from the European debt crisis, a slowdown in China, and persistent low growth in the global economy may inhibit growth for emerging market countries.

Canada.

Political. Canada's parliamentary system of government is, in general, stable. Quebec does have a "separatist" opposition party whose objective is to achieve sovereignty and increased self-governing legal and financial powers for the province. To date, referendums on Quebec sovereignty have not been successful. If a referendum in favor of the independence of Quebec were successful, the Canadian federal government may be obliged to negotiate with Quebec.

Economic. Canada is a major producer of commodities such as forest products, metals, agricultural products, and energy related products like oil, gas, and hydroelectricity. Accordingly, events affecting the supply and demand of base commodity resources and industrial and precious metals and materials, both domestically and internationally, can have a significant effect on Canadian market performance.

The United States is Canada's largest trading partner and developments in economic policy and U.S. market conditions have a significant impact on the Canadian economy. The economic and financial integration of the United States, Canada, and Mexico through the North American Free Trade Agreement (NAFTA) may make the Canadian economy and securities market more sensitive to North American trade patterns. Any disruption in the continued operation of NAFTA, or its recently negotiated successor – the United States-Mexico-Canada Agreement – may have a significant and adverse impact on Canada's economic outlook and the value of a fund's investments in Canada.

Growth has continued to slow in recent years for certain sectors of the Canadian economy, particularly energy extraction and manufacturing. Forecasts on growth remain modest, especially as the prices for commodities, in particular oil, have fallen in recent years, adversely affecting the Canadian economy. Furthermore, enduring volatility in the strength of the Canadian dollar may negatively impact Canada's ability to export, which could limit Canada's economic growth.

Europe. The European Union (EU) is an intergovernmental and supranational union of European countries spanning the continent, each known as a member state. One of the key activities of the EU is the establishment and administration of a common single market, consisting of, among other things, a common trade policy. In order to further the integration of the economies of member states, member states established, among other things, the European Economic and Monetary Union (EMU), a collection of policies that set out different stages and commitments that member states need to follow to achieve greater economic policy coordination and monetary cooperation, including the adoption of a single currency, the euro. While all EU member states participate in the economic union, only certain EU member states have adopted the euro as their currency. When a member state adopts the euro as its currency, the member state no longer controls its own monetary policies. Instead, the authority to direct monetary policy is exercised by the European Central Bank (ECB).

While economic and monetary convergence in the EU may offer opportunities for those investing in the region, investors should be aware that the success of the EU is not wholly assured. European countries can be significantly affected by the tight fiscal and monetary controls that the EU governing institutions may impose on its members or with which candidates for EMU membership are required to comply. Europe must grapple with a number of challenges, any one of which could threaten the sustained economic growth, regulatory efficiency, or political survival of the political and economic union. The countries adopting the euro must adjust to a unified monetary system, which has resulted in the loss of exchange rate flexibility and some degree of economic sovereignty. Europe's economies are diverse, governance is decentralized, and its cultures differ widely. Unemployment in some European countries has historically been higher than in the United States, and a number of countries continue to face abnormally high unemployment levels, particularly for younger workers, which could pose a political risk. Many EU nations are susceptible to the economic risks associated with high levels of debt. Member states may seek to exit the EU, encouraging further separatism as well as threatening economic stability and regulatory and business continuity, as exemplified by the United Kingdom’s 2016 vote to leave the EU. The EU continues to face major issues involving its membership, structure, procedures and policies, including the successful political, economic and social integration of new member states, the EU's resettlement and distribution of refugees, and resolution of the EU's problematic fiscal and democratic accountability. Efforts of the member states to continue to unify their economic and monetary policies may increase the potential for similarities in the movements of European markets and reduce the benefit of diversification within the region.

Political. Over the last two decades, the EU has extended its membership and influence to the countries of eastern Europe. It has accepted several Eastern European countries as new members, and has engaged with several other countries regarding future enlargement. Membership for these states is intended to, among other things, cement economic and political stability across the region. For these countries, membership serves as a strong political impetus to engage in regulatory and political reforms and to employ tight fiscal and monetary policies. Nevertheless, certain new member states, particularly former satellites of the former Soviet Union, remain burdened to various extents by certain infrastructural, bureaucratic, and business inefficiencies inherited from their history of economic central planning. Further expansion of the EU has long-term economic benefits for both member states and potential expansion candidates. However, certain European countries are not viewed as currently suitable for membership, especially countries further east with less developed economies. Also, as the EU continues to enlarge, the candidate countries' accessions may grow more controversial. Some member states may reject the accession of certain candidate countries on concerns about the possible economic, immigration, and cultural implications that may result from such enlargement. The current and future status of the EU therefore continues to be the subject of political controversy, with widely differing views both within and between member states. The growth of nationalist and populist parties in both national legislatures and the European Parliament may further threaten enlargement, and impede both national and supranational governance.

The EU also faces a significant threat from member states seeking to leave the EU. In 2016, the United Kingdom held a popular referendum in which it voted to leave the EU. The full effect, and unforeseen collateral consequences, of the so-called “Brexit” vote remain unclear, particularly with respect to the withdrawal process and the outcome of negotiations of a new relationship between the United Kingdom and the EU. Further, the United Kingdom vote to leave the EU signals potential vulnerability of the EU and its component member states that may experience similar separatist movements in the future. The pending exit by the United Kingdom, as well as the possibility of similar initiatives in other EU member states, continue to cause significant uncertainty over the returns of investments in both the United Kingdom and other EU member states.

An increasingly assertive Russia poses its own set of risks for the EU. Opposition to EU expansion to members of the former Soviet bloc may prompt more intervention by Russia in the affairs of its neighbors, as seen in Ukraine since 2014 and Georgia in 2008. This interventionist stance may carry various negative consequences, including direct effects, such as export restrictions on Russia's natural resources, Russian support for separatist groups or pro-Russian parties located in EU countries, or externalities of ongoing conflict, such as an influx of refugees from Ukraine and Syria, or collateral damage to foreign assets in conflict zones, all of which could negatively impact EU economic activity.

It is possible that, as wealth and income inequality grow both within and between individual member states, socioeconomic and political tensions may be exacerbated. The potential direct and indirect consequences of this growing gap may be substantial.

The transition to a more unified economic system also brings significant uncertainty. Significant political decisions will be made that may affect market regulation, subsidization, and privatization across all industries, from agricultural products to telecommunications, that may have unpredictable effects on member states and companies within those states.

The influx of migrants and asylum seekers, primarily from Africa and the Middle East, also poses certain risks to the EU. Ongoing conflicts around the world, particularly the civil war in Syria, and economic hardship across Africa and the developing world have produced an outflow of refugees and migrants seeking resettlement in the EU. Resettlement itself may be costly for individual member states, particularly those border countries on the periphery of the EU where migrants first enter. In addition, pressing questions over accepting, processing and distributing migrants have been a significant source of intergovernmental disagreements and could pose significant dangers to the integrity of the EU.

Economic. As economic conditions across member states may vary widely, there is continued concern about national-level support for the euro and the accompanying coordination of fiscal and wage policy among EMU member states. Member states must maintain tight control over inflation, public debt, and budget deficits in order to qualify for participation in the euro. These requirements severely limit EMU member states' ability to implement fiscal policy to address regional economic conditions. Moreover, member states that use the euro cannot devalue their currencies in the face of economic downturn, precluding them from stoking inflation to reduce their real debt burden and potentially rendering their exports less competitive.

As negotiations related to the United Kingdom’s withdrawal from the EU are ongoing, there is significant economic and regulatory uncertainty that has resulted in volatile markets for the United Kingdom and broader international financial markets. While the long-term effects of the United Kingdom’s withdrawal remain unclear, in the short term, financial markets may experience, among other things, greater volatility and/or illiquidity, currency fluctuations, and a decline in cross-border investment between the United Kingdom and the EU. The short- and long-term effect of the withdrawal and subsequent relationship re-negotiation may negatively impact a fund’s investment in the region.

The global financial crisis of 2008-2009 brought several small countries in Europe to the brink of sovereign default. Many other economies fell into recession, decreasing tax receipts and widening budget deficits. In response, many countries of Europe have implemented fiscal austerity, decreasing discretionary spending in an attempt to decrease their budget deficits. However, many European governments continue to face high levels of public debt and substantial budget deficits, some with shrinking government expenditures, which hinder economic growth in the region and may still threaten the continued viability of the EMU. Due to these large public deficits, some European issuers may continue to have difficulty accessing capital and may be dependent on emergency assistance from European governments and institutions to avoid defaulting on their outstanding debt obligations. The availability of such assistance, however, may be contingent on an issuer's implementation of certain reforms or reaching a required level of performance, which may increase the possibility of default. Such prospects could inject significant volatility into European markets, which may reduce the liquidity or value of a fund's investments in the region. Likewise, the high levels of public debt raise the possibility that certain European issuers may be forced to restructure their debt obligations, which could cause a fund to lose the value of its investments in any such issuer.

The legacy of the global financial crisis of 2008-2009, the European sovereign debt crisis, and the ongoing recession in parts of Europe have left the banking and financial sectors of many European countries weakened and, in some cases, fragile. Many institutions remain saddled with high default rates on loans, still hold assets of indeterminate value, and have been forced to maintain higher capital reserves under new regulations. This has led to decreased returns from finance and banking directly, and has constricted the sector's ability to lend, thus potentially reducing future returns and constricting economic growth. Further reducing the returns to the banking sector have been the historically low interest rates in Europe prompted by the ECB's expanded asset purchase program. However, the asset purchase program is but one of the ECB's policy actions in response to the European sovereign debt crisis and persistent economic stagnation. The ECB has sought to spur economic growth and ward off deflation by engaging in quantitative easing, lowering the ECB's benchmark rate into negative territory, and opening a liquidity channel to encourage bank lending.

Ongoing regulatory uncertainty could have a negative effect on the value of a fund's investments in the region. Governments across the EMU are facing increasing opposition to certain measures taken in response to the recent economic crises. In light of such uncertainty, the risk that certain member states will abandon the euro persists, and any such occurrence would likely have wide-ranging effects on global markets that are difficult to predict. However, these effects would likely have a negative impact on a fund's investments in the region.

Although some European economies have begun to show more sustained economic growth, the ongoing debt crisis, political and regulatory responses to the financial crisis and uncertainty over the future of the EMU and the EU itself may continue to limit short-term growth and economic recovery in the region. Some countries have experienced prolonged stagnation or returns to recession, raising the possibility that other European economies could follow suit. Economic challenges facing the region include high levels of public debt, significant rates of unemployment, aging populations, heavy regulation of non-financial businesses, persistent trade deficits, rigid labor markets, and inability to access credit. Although certain of these challenges may weigh more heavily on some European economies than others, the economic integration of the region increases the likelihood that an economic downturn in one country may spread to others. Should Europe fall into another recession, the value of a fund's investments in the region may be affected.

Currency. Investing in euro-denominated securities (or securities denominated in other European currencies) entails risk of being exposed to a currency that may not fully reflect the strengths and weaknesses of the disparate European economies. In addition, many European countries rely heavily upon export-dependent businesses and significant change in the exchange rate between the euro and the U.S. dollar can have either a positive or a negative effect upon corporate profits and the performance of EU investments. If one or more countries abandon the use of the euro as a currency, the value of investments tied to those countries or the euro could decline significantly. In addition, foreign exchange markets have recently experienced sustained periods of high volatility, subjecting a fund's foreign investments to additional risks.

Nordic Countries. The Nordic countries - Iceland, Denmark, Finland, Norway, and Sweden - relate to European integration in different ways. Norway and Iceland are outside the EU, although they are members of the European Economic Area. Denmark, Finland, and Sweden are EU members, but only Finland has adopted the euro as its currency, while Denmark has pegged its currency to the euro. Faced with stronger global competition, some Nordic countries have had to scale down their historically generous welfare programs, resulting in drops in domestic demand and increased unemployment. Economic growth in many Nordic countries continues to be constrained by tight labor markets and adverse European and global economic conditions, particularly the volatility in global commodity demand. The Nordic countries' manufacturing sector has experienced continued contraction due to outsourcing and flagging demand, spurring increasing unemployment. Furthermore, the protracted recovery due to the ongoing European debt crisis and persistent low growth in the global economy may limit the growth prospects of the Nordic economies.

Eastern Europe. Investing in the securities of Eastern European issuers is highly speculative and involves risks not usually associated with investing in the more developed markets of Western Europe. Political and economic reforms are too recent to establish a definite trend away from centrally planned economies and state-owned industries. Investments in Eastern European countries may involve risks of nationalization, expropriation, and confiscatory taxation.

Many Eastern European countries continue to move towards market economies at different paces with varying characteristics. Many Eastern European markets suffer from thin trading activity, dubious investor protections, and often a lack of reliable corporate information. Information and transaction costs, differential taxes, and sometimes political, regulatory, or transfer risk may give a comparative advantage to the domestic investor rather than the foreign investor. In addition, these markets are particularly sensitive to social, political, economic, and currency events in Western Europe and Russia and may suffer heavy losses as a result of their trading and investment links to these economies and their currencies. In particular, the disruption to the Russian economy as a result of sanctions imposed by the United States and EU in connection with Russia's involvement in Ukraine may hurt Eastern European economies with close trade links to Russia. Russia may also attempt to directly assert its influence in the region through coercive use of its economic, military, and natural resources.

In some of the countries of Eastern Europe, there is no stock exchange or formal market for securities. Such countries may also have government exchange controls, currencies with no recognizable market value relative to the established currencies of Western market economies, little or no experience in trading in securities, weak or nonexistent accounting or financial reporting standards, a lack of banking and securities infrastructure to handle such trading and a legal tradition without strongly defined property rights. Due to the value of trade and investment between Western Europe and Eastern Europe, credit and debt issues and other economic difficulties affecting Western Europe and its financial institutions can negatively affect Eastern European countries.

Eastern European economies may also be particularly susceptible to the volatility of the international credit market due to their reliance on bank related inflows of foreign capital. Although many Eastern European economies have experienced modest growth for several periods due, in part, to external demand, tighter labor markets, and the attraction of foreign investment, major challenges persist as a result of their continued dependence on Western European countries for credit and trade. Accordingly, the European crisis may present serious risks for Eastern European economies, which may have a negative effect on a fund's investments in the region.

Several Eastern European countries on the periphery of the EU have recently been the destination for a surge of refugees and migrants fleeing global conflict zones, particularly the civil war in Syria and economic hardship across Africa and the developing world. While these countries have borne many of the direct costs of managing the flow of refugees and migrants seeking resettlement in Europe, they have also faced significant international criticism over their treatment of migrants and refugees which may affect foreign investor confidence in the attractiveness of such markets.

Japan. Japan continues to recover from recurring recessionary forces that have negatively impacted Japan's economic growth over the last decade. Despite signs of economic growth in recent years, Japan is still vulnerable to persistent underlying systemic risks. For instance, Japan continues to face massive government debt, an aging and shrinking of the population, an uncertain financial sector, low domestic consumption, and certain corporate structural weaknesses, which remain some of the major long-term problems of the Japanese economy.

Overseas trade is important to Japan's economy and its economic growth is significantly driven by its exports. Meanwhile, Japan's aging and shrinking population increases the cost of the country's pension and public welfare system and lowers domestic demand, making Japan more dependent on exports to sustain its economy. Therefore, any developments that negatively affect Japan's exports could present risks to a fund's investments in Japan. For example, domestic or foreign trade sanctions or other protectionist measures could harm Japan's economy. In addition, currency fluctuations may also significantly affect Japan's economy, as a stronger yen would negatively impact Japan's ability to export. Likewise, any escalation of tensions in the region, including disruptions caused by political tensions with North Korea or territorial disputes with Japan's major trading partners, may adversely impact Japan's economic outlook. Japan is also particularly susceptible to the effects of declining growth rates in China, Japan's largest export market. Given that China is a large importer of Japanese goods and is a significant source of global economic growth, a continued Chinese slowdown may negatively impact Japanese economic growth both directly and indirectly. Similarly, the European debt crisis and persistent low growth in the global economy could present additional risks to a fund's investments in Japan.

Japan's economic recovery has been affected by economic stress resulting from a number of natural disasters, including disasters that caused damage to nuclear power plants in the region, which have introduced volatility into Japan's financial markets. In response to these events, the government has injected capital into the economy and reconstruction efforts in disaster-affected areas in order to stimulate economic growth. The risks of natural disasters of varying degrees, such as earthquakes and tsunamis, continue to persist. The full extent of the impact of recurring natural disasters on Japan's economy and foreign investment in Japan is difficult to estimate.

Although Japanese banks are stable, maintaining large capital bases, they continue to face difficulties generating profits. In recent years, Japan has employed a program of monetary loosening, fiscal stimulus, and growth-oriented structural reform, which has generated limited success in raising growth rates. Although Japan's central bank has continued its quantitative easing program, there is no guarantee such efforts will be sufficient or that additional stimulus policies will not be necessary in the future. Furthermore, the long term potential of this strategy remains uncertain, as the slow growth following the first of two planned increases in Japan's consumption tax put the second round of increases in doubt.

Asia Pacific Region (ex Japan). Many countries in the region have historically faced political uncertainty, corruption, military intervention, and social unrest. Examples include military threats on the Korean peninsula and along the Taiwan Strait, the ethnic, sectarian, extremist, and/or separatist violence found in Indonesia and the Philippines, and the nuclear arms threats between India and Pakistan. To the extent that such events continue in the future, they can be expected to have a negative effect on economic and securities market conditions in the region. In addition, the Asia Pacific geographic region has historically been prone to natural disasters. The occurrence of a natural disaster in the region could negatively impact the economy of any country in the region.

Economic. The economies of many countries in the region are heavily dependent on international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners, principally, the United States, Japan, China, and the European Union. The countries in this region are also heavily dependent on exports and are thus particularly vulnerable to any weakening in global demand for these products. Many countries in the region are economically reliant on a wide range of commodity exports. Consequently, countries in this region have been adversely affected by the persistent volatility in global commodity prices and are particularly susceptible to declines in growth rates in China. Additionally, countries in this region have experienced high debt levels, an issue that is being compounded by weakened local currencies. Although the economies of many countries in the region have exhibited signs of growth, such improvements, if sustained, may be gradual. Furthermore, any such growth may be limited or hindered by the reduced demand for exports due to a continued economic slowdown in China, which could significantly reduce demand for the natural resources many Asia Pacific economies export. Because China has been such a major source of demand for raw materials and a supplier of foreign direct investment to exporting economies, the slowdown of the Chinese economy could significantly affect regional growth. In addition, the trading relationship between China and a number of Asia Pacific countries has been strained by the geopolitical conflict created by competing territorial claims in the South China Sea, which has created diplomatic tension in the region that may adversely impact the economies of the affected countries. Regional growth may also be limited by lack of available capital for investment resulting from the European debt crisis and persistent low growth in the global economy, as well as increases in interest rates and the tapering of other monetary policies adopted by the central banks of developed countries.

The Republic of Korea (South Korea). Investing in South Korea involves risks not typically associated with investing in the U.S. securities markets. Investments in South Korea are, in part, dependent on the maintenance of peaceful relations with North Korea, on both a bilateral and global basis. Relations between the two countries remain tense, as exemplified in periodic acts of hostility, and the possibility of serious military engagement still exists. Any escalation in hostility, initiation of military conflict, or collateral consequences of internal instability within North Korea would likely cause a substantial disruption in South Korea's economy, as well as the region as a whole.

South Korea's economic reliance on international trade makes it highly sensitive to fluctuations in international commodity prices, currency exchange rates and government regulation, and vulnerable to downturns of the world economy. South Korea has experienced modest economic growth in recent years, such continued growth may slow due, in part, to a continued economic slowdown in China. South Korea is particularly sensitive to the economic volatility of its four largest export markets (the European Union, Japan, United States, and China), which all face varying degrees of economic uncertainty, including persistent low growth rates. The economic weakness of South Korea's most important trading partners could stifle demand for South Korean exports and damage its own economic growth outlook. In particular, given that China is both a large importer of South Korean goods and a significant source of global demand, a continued Chinese slowdown may, directly or indirectly, negatively impact South Korean economic growth. The South Korean economy’s long-term challenges include a rapidly aging population, inflexible labor market, dominance of large conglomerates, and overdependence on exports to drive economic growth.

China Region. The China Region encompasses the People's Republic of China, Taiwan, and Hong Kong. The region is highly interconnected and interdependent, with relationships and tensions built on trade, finance, culture, and politics. The economic success of China will continue to have an outsized influence on the growth and prosperity of both Taiwan and Hong Kong.

Although the People's Republic of China has experienced three decades of unprecedented growth, it now faces a slowing economy that is due, in part, to China's effort to shift away from an export-driven economy. Other contributing factors to the slowdown include lower-than-expected industrial output growth, reductions in consumer spending, and a decline in the real estate market, which many observers believed to be inflated. Further, local governments, which had borrowed heavily to bolster growth, face high debt burdens and limited revenue sources. Demand for Chinese exports by Western countries, including the United States and Europe, may weaken due to the effects of weakened economic growth in those countries resulting from the European debt crisis and persistent low growth in the global economy. Additionally, Chinese land reclamation projects, actions to lay claim to disputed islands, and China's attempt to assert territorial claims in the South China Sea have caused strains in China's relationship with various regional trading partners, and could cause further disruption to regional trade. In the long term, China's ability to develop and sustain a credible legal, regulatory, monetary, and socioeconomic system could influence the course of foreign investment in China.

Hong Kong is closely tied to China, economically and politically, following the United Kingdom's 1997 handover of the former colony to China to be governed as a Special Administrative Region. Changes to Hong Kong's legal, financial, and monetary system could negatively impact its economic prospects. Hong Kong's evolving relationship with the central government in Beijing has been a source of political unrest and may result in economic disruption.

Although many Taiwanese companies heavily invest in China, a state of hostility continues to exist between China and Taiwan. Taiwan's political stability and ability to sustain its economic growth could be significantly affected by its political and economic relationship with China. Although economic and political relations have both improved, Taiwan remains vulnerable to both Chinese territorial ambitions and economic downturns.

In addition to the risks inherent in investing in the emerging markets, the risks of investing in China, Hong Kong, and Taiwan merit special consideration.

People's Republic of China. China's economy has transitioned from a rigidly central-planned state-run economy to one that has been only partially reformed by more market-oriented policies. Although the Chinese government has implemented economic reform measures, reduced state ownership of companies and established better corporate governance practices, a substantial portion of productive assets in China are still owned or controlled by the Chinese government. The government continues to exercise significant control over regulating industrial development and, ultimately, control over China's economic growth, both through direct involvement in the market through state owned enterprises, and indirectly by allocating resources, controlling access to credit, controlling payment of foreign currency-denominated obligations, setting monetary policy and providing preferential treatment to particular industries or companies.

After many years of steady growth, the growth rate of China's economy has declined relative to prior years. Although this slowdown may have been influenced by the government's desire to stop certain sectors from overheating, and to shift the economy from one based on low cost export manufacturing to a model driven more by domestic consumption, it holds significant economic, social and political risks. For one, the real estate market, once rapidly growing in major cities, has slowed down and may prompt government intervention to prevent collapse. Additionally, local government debt is still very high, and local governments have few viable means to raise revenue, especially with continued declines in demand for housing. Moreover, although China has tried to restructure its economy towards consumption, it remains heavily dependent on exports and is, therefore, susceptible to downturns abroad which may weaken demand for its exports and reduced foreign investments in the country. China's economy is heavily dependent on export growth. Reduction in spending on Chinese products and services, institution of tariffs or other trade barriers or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the securities of Chinese issuers. In particular, the economy faces the prospect of prolonged weakness in demand for Chinese exports as its major trading partners, such as the United States, Japan, and Europe, continue to experience economic uncertainty stemming from the European debt crisis and persistent low growth in the global economy, among other things. The current political climate has intensified concerns about trade tariffs and a potential trade war between China and the United States. These consequences may trigger a significant reduction in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China’s export industry with a potentially negative impact to a fund. Over the long term, China's aging infrastructure, worsening environmental conditions, rapid and inequitable urbanization, and quickly widening urban and rural income gap, which all carry political and economic implications, are among the country's major challenges. China also faces problems of domestic unrest and provincial separatism. Additionally, the Chinese economy may be adversely affected by diplomatic developments, the imposition of economic sanctions, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures.

Chinese territorial claims are another source of tension and present risks to diplomatic and trade relations with certain of China's regional trade partners. Actions by the Chinese government, such as its land reclamation projects, assertion of territorial claims in the South China Sea, and the establishment of an Air Defense Identification Zone over disputed islands, raises the fear of both accidental military conflict, and that Chinese territorial claims may result in international reprisal. Such a reprisal may reduce international demand for Chinese goods and services or cause a decline in foreign direct investment, both of which could have a negative effect on a fund's investments in the securities of Chinese issuers.

As with all transition economies, China's ability to develop and sustain a credible legal, regulatory, monetary, and socioeconomic system could influence the course of outside investment. The Chinese legal system, in particular, constitutes a significant risk factor for investors. Since the late 1970s, Chinese legislative bodies have promulgated laws and regulations dealing with various economic matters such as foreign investment, corporate organization and governance, commerce, taxation, and trade. However, despite the expanding body of law in China, legal precedent and published court decisions based on these laws are limited and non-binding. The interpretation and enforcement of these laws and regulations are uncertain, and investments in China may not be subject to the same degree of legal protection as in other developed countries.

China continues to limit direct foreign investments generally in industries deemed important to national interests. Foreign investment in domestic securities is also subject to substantial restrictions, although Chinese regulators have begun to introduce new programs through which foreign investors can gain direct access to certain Chinese securities markets. For instance, Chinese regulators have implemented a program that will permit direct foreign investment in permissible products (which include cash bonds) traded on the China inter-bank bond market ("CIBM") in compliance with the relevant rules established by applicable Chinese regulators. While CIBM is relatively large and trading volumes are generally high, the market remains subject to similar risks as fixed income securities markets in other developing countries. As foreign investment access to CIBM is relatively new and its rules may be materially amended as the program continues to develop, it is uncertain how this program will impact economic growth within China.

Securities listed on China's two main stock exchanges are divided into two classes. One of the two classes is limited to domestic investors (and a small group of qualified international investors), while the other is available to both international and domestic investors. Although the Chinese government has announced plans to merge the two markets, it is uncertain whether and to what extent such a merger will take place. The existing bifurcated system raises liquidity and stability concerns.

Investments in securities listed and traded through the Shanghai-Hong Kong Stock Connect and Shenzhen-Hong Kong Stock Connect programs (“Stock Connect Programs”) involve unique risks. The Stock Connect Programs are relatively new and there is no guarantee that they will continue. Trading through Stock Connect Programs is subject to daily quotas that limit the maximum daily net purchases and daily limits on permitted price fluctuations. Trading suspensions are more likely in these markets than in many other global equity markets. There can be no assurance that a liquid market on an exchange will exist. In addition, investments made through Stock Connect Programs are subject to comparatively untested trading, clearance and settlement procedures. Stock Connect Programs are available only on days when markets in both China and Hong Kong are open. A fund’s ownership interest in securities traded through the Stock Connect Programs will not be reflected directly, and thus a fund may have to rely on the ability or willingness of a third party to enforce its rights. Investments in Stock Connect Program A-shares are generally subject to Chinese securities regulations and listing rules, among other restrictions. Hong Kong investor compensation funds, which protect against trade defaults, are unavailable when investing through Stock Connect Programs. Uncertainties in Chinese tax rules could also result in unexpected tax liabilities for the fund.

Currency fluctuations could significantly affect China and its trading partners. China continues to exercise control over the value of its currency, rather than allowing the value of the currency to be determined by market forces. This type of currency regime may experience sudden and significant currency adjustments, which may adversely impact investment returns. One such currency adjustment occurred in 2015, in which China purposefully devalued the yuan in an effort to bolster economic growth. However, the government has taken steps to internationalize its currency. This policy change is driven, in part, by the government's desire for the yuan's inclusion in the basket of currencies that comprise the International Monetary Fund's Special Drawing Rights, which will establish the currency's status as a reserve currency.

Chinese companies, particularly those located in China, may be smaller and less seasoned. China may lack, or have different, accounting and financial reporting standards, which may result in the unavailability of material information about Chinese issuers. Additionally, China's stock market has experienced tumult and high volatility, which has prompted the Chinese government to implement a number of policies and restrictions with regards to the securities market. While China may take actions aimed at maintaining growth and stability in the stock market, investors in Chinese securities may be negatively affected by, among other things, disruptions in the ability to sell securities for compliance with investment objectives or when most advantageous given market conditions. It is not clear what the long-term effect of such policies would be on the securities market in China or whether additional actions by the government will occur in the future.

Hong Kong. In 1997, the United Kingdom handed over control of Hong Kong to the People's Republic of China. Since that time, Hong Kong has been governed by a quasi-constitution known as the Basic Law, while defense and foreign affairs are the responsibility of the central government in Beijing. The chief executive of Hong Kong is appointed by the Chinese government. However, Hong Kong is able to participate in international organizations and agreements and it continues to function as an international financial center, with no exchange controls, free convertibility of the Hong Kong dollar and free inward and outward movement of capital. The Basic Law also guarantees existing freedoms, including the freedom of speech, assembly, press, and religion, as well as the right to strike and travel. Business ownership, private property, the right of inheritance and foreign investment are also protected by law. By treaty, China has committed to preserve Hong Kong's high degree of autonomy in certain matters until 2047. However, as demonstrated by Hong Kong protests in recent years over political, economic, and legal freedoms, and the Chinese government's response to them, there continues to exist political uncertainty within Hong Kong and there is no guarantee that additional protests will not arise in the future.

Hong Kong has experienced strong economic growth in recent years due, in part, to its close ties with China and a strong service sector, but Hong Kong still faces concerns over overheating in certain sectors of its economy, such as its real estate market, which could limit Hong Kong's future growth. In addition, due to Hong Kong's heavy reliance on international trade and global financial markets, Hong Kong remains exposed to significant risks as a result of the European debt crisis and persistent low growth in the global economy. Likewise, due to Hong Kong's close political and economic ties with China, a continued economic slowdown on the mainland could continue to have a negative impact on Hong Kong's economy.

Taiwan. For decades, a state of hostility has existed between Taiwan and the People's Republic of China. China has long deemed Taiwan a part of the "one China" and has made a nationalist cause of reuniting Taiwan with mainland China. In the past, China has staged frequent military provocations off the coast of Taiwan and made threats of full-scale military action. However, tensions have lowered, exemplified by improved relations, including the first official contacts between the governments' leaders of China and Taiwan in 2015. Despite closer relations in recent years, the relationship with China remains a divisive political issue within Taiwan. Foreign trade has been the engine of rapid growth in Taiwan and has transformed the island into one of Asia's great exporting nations. As an export-oriented economy, Taiwan depends on a free-trade trade regime and remains vulnerable to downturns in the world economy. Taiwanese companies continue to compete mostly on price, producing generic products or branded merchandise on behalf of multinational companies. Accordingly, these businesses can be particularly vulnerable to currency volatility and increasing competition from neighboring lower-cost countries. Moreover, many Taiwanese companies are heavily invested in mainland China and other countries throughout Southeast Asia, making them susceptible to political events and economic crises in these parts of the region. Significantly, Taiwan and China recently entered into agreements covering banking, securities, and insurance. Closer economic links with the mainland may bring greater opportunities for the Taiwanese economy, but such arrangements also pose new challenges. For example, foreign direct investment in China has resulted in Chinese import substitution away from Taiwan's exports and a constriction of potential job creation in Taiwan. Likewise, the Taiwanese economy has experienced slow economic growth as demand for Taiwan's exports has weakened due, in part, to declines in growth rates in China. More recently, Taiwan has sought to diversify its export markets and reduce its dependence on the Chinese market by increasing exports to the United States, Japan, Europe, and other Asian countries by, in part, entering into free-trade agreements. In addition, the lasting effects of the European debt crisis and persistent low growth in the global economy may reduce global demand for Taiwan's exports. The Taiwanese economy's long-term challenges include a rapidly aging population, low birth rate, and the lingering effects of Taiwan's diplomatic isolation.

India. The value of a fund's investments in Indian securities may be affected by, among other things, political developments, rapid changes in government regulation, state intervention in private enterprise, nationalization or expropriation of foreign assets, legal uncertainty, high rates of inflation or interest rates, currency volatility, and civil unrest. Moreover, the Indian economy remains vulnerable to natural disasters, such as droughts and monsoons. In addition, any escalation of tensions with Pakistan may have a negative impact on India's economy and foreign investments in India. Likewise, political, social and economic disruptions caused by domestic sectarian violence or terrorist attacks may also present risks to a fund's investments in India.

The Indian economy is heavily dependent on exports and services provided to U.S. and European companies, and is vulnerable to any weakening in global demand for these products and services. In recent years, rising wages have chipped away at India's competitive advantage in certain service sectors. A large fiscal deficit and persistent inflation have contributed to modest economic growth in India in recent years. While the economic growth rate has risen more recently, the Indian economy continues to be susceptible to a slowdown in the manufacturing sector, and it is uncertain whether higher growth rates are sustainable without more fundamental governance reforms.

India’s market has less developed clearance and settlement procedures and there have been times when settlements have not kept pace with the volume of securities and have been significantly delayed. The Indian stock exchanges have in the past been subject to closure, broker defaults and broker strikes, and there can be no certainty that this will not recur. In addition, significant delays are common in registering transfers of securities and a fund may be unable to sell securities until the registration process is completed and may experience delays in the receipt of dividends and other entitlements. Furthermore, restrictions or controls applicable to foreign investment in the securities of issuers in India may also adversely affect a fund's investments within the country. The availability of financial instruments with exposure to Indian financial markets may be substantially limited by restrictions on foreign investors and subject to regulatory authorizations. Foreign investors are required to observe certain investment restrictions, including limits on shareholdings, which may impede a fund's ability to invest in certain issuers or to fully pursue its investment objective. These restrictions may also have the effect of reducing demand for, or limiting the liquidity of, such investments. There can be no assurance that the Indian government will not impose restrictions on foreign capital remittances abroad or otherwise modify the exchange control regime applicable to foreign investors in such a way that may adversely affect the ability of a fund to repatriate their income and capital.

Shares of many Indian issuers are held by a limited number of persons and financial institutions, which may limit the number of shares available for investment. Sales of securities by such issuer's major shareholders may also significantly and adversely affect other shareholders. Moreover, a limited number of issuers represent a disproportionately large percentage of market capitalization and trading value in India.

Recently, the Indian government has sought to implement numerous reforms to the economy, including efforts to bolster the Indian manufacturing sector and entice foreign direct investment. However, such reformation efforts have proven difficult and there is no guarantee that such reforms will be implemented or that they will be fully implemented in a manner that benefits investors.

Indonesia. Over the last decade, Indonesia has applied prudent macroeconomic efforts and policy reforms that have led to modest growth in recent years, but many economic development problems remain, including poverty and unemployment, corruption, inadequate infrastructure, a complex regulatory environment, and unequal resource distribution among regions. Although Indonesia's government has taken steps in recent years to improve the country's infrastructure and investment climate, these problems may limit the country's ability to maintain such economic growth as Indonesia has begun to experience slowing growth rates in recent years. Indonesia is prone to natural disasters such as typhoons, tsunamis, earthquakes and flooding, which may also present risks to a fund's investments in Indonesia. In addition, Indonesia continues to be at risk of ethnic, sectarian, and separatist violence.

In recent periods, Indonesia has employed a program of monetary loosening through reductions in interest rates and implemented a number of reforms to encourage investment. Although Indonesia’s central bank has continued to utilize monetary policies to promote growth, there can be no guarantee such efforts will be sufficient or that additional stimulus policies will not be necessary in the future.

Indonesia's dependence on resource extraction and export leaves it vulnerable to a slowdown of the economies of its trading partners and a decline in commodity prices more generally. Commodity prices have experienced significant volatility in recent years, which has adversely affected the exports of Indonesia's economy. Indonesia is particularly vulnerable to the effects of a continued slowdown in China, which has been a major source of demand growth for Indonesia's commodity exports. Indonesia is also vulnerable to further weakness in Japan, which remains one of Indonesia's largest single export markets. Indonesia has recently reversed several policies that restricted foreign investment by permitting increased foreign ownership in several sectors and opening up sectors previously closed to foreign investors. Failure to pursue internal reform, peacefully resolve internal conflicts, bolster the confidence of international and domestic investors, and weak global economic growth could limit Indonesia's economic growth in the future.

Thailand. Thailand has well-developed infrastructure and a free-enterprise economy, which is both conducive and enticing to certain foreign investment. While Thailand experienced an increase in exports in recent years, the rate of export growth has since slowed, in part due to domestic political turmoil, weakness in commodity prices and declines in growth rates in China. Moreover, Thailand has pursued preferential trade agreements with a variety of partners in an effort to boost exports and maintain high growth. However, weakening fiscal discipline, separatist violence in the south, the intervention by the military in civilian spheres, and continued political instability may cause additional risks for investments in Thailand. The risk of political instability has proven substantial, as the protests, disputed election, government collapse, and coup of 2014 have led to short term declines in GDP, a collapse of tourism, and a decrease in foreign direct investment. The military junta continues to retain control of the government and has not indicated a willingness to cede power, persistently delaying the return of democratic elections. Such uncertainty regarding the return of democratic governance to Thailand could jeopardize the maintenance of economic growth.

In the long term, Thailand's economy faces challenges including an aging population, outdated infrastructure, and an inadequate education system. Thailand's cost of labor has risen rapidly in recent years, threatening its status as a low cost manufacturing hub. In addition, natural disasters may affect economic growth in the country. Thailand continues to be vulnerable to weak economic growth of its major trading partners, particularly China and Japan. Additionally, Thailand's economy may be limited by lack of available capital for investment resulting from the European debt crisis and persistent slow growth in the global economy, as well as increases in interest rates and the tapering of other monetary policies adopted by the central banks of developed countries.

Philippines. The economy of the Philippines has benefitted from its relatively low dependence on exports and high domestic rates of consumption, as well as substantial remittances received from large overseas populations. Although the economy of the Philippines has grown quickly in recent years, there can be no assurances that such growth will continue. Like other countries in the Asia Pacific region, the Philippines' growth in recent years has been reliant, in part, on exports to larger economies, notably the United States, Japan and China. Given that China is a large importer and source of global demand, a continued Chinese slowdown may, directly or indirectly, negatively impact Philippine economic growth. Additionally, lower global economic growth may lead to lower remittances from Filipino emigrants abroad, negatively impacting economic growth in the Philippines. Furthermore, certain weaknesses in the economy, such as inadequate infrastructure, high poverty rates, uneven wealth distribution, low fiscal revenues, endemic corruption, inconsistent regulation, unpredictable taxation, unreliable judicial processes, and the appropriation of foreign assets may present risks to a fund's investments in the Philippines. In addition, investments in the Philippines are subject to risks arising from political or social unrest, including governmental actions that strain relations with the country's major trading partners, threats from military coups, terrorist groups and separatist movements. Likewise, the Philippines is prone to natural disasters such as typhoons, tsunamis, earthquakes and flooding, which may also present risks to a fund's investments in the Philippines.

Latin America. Latin American countries have historically suffered from social, political, and economic instability. For investors, this has meant additional risk caused by periods of regional conflict, political corruption, totalitarianism, protectionist measures, nationalization, hyperinflation, debt crises, sudden and large currency devaluation, and intervention by the military in civilian and economic spheres. In recent decades, certain Latin American economies have experienced prolonged, significant economic growth, and many countries have developed sustainable democracies and a more mature and accountable political environment. However, in recent periods, many Latin American countries have experienced persistent low growth rates and certain countries have fallen into recessions. While the region is experiencing an economic recovery, there can be no guarantee that such recovery will continue or that Latin American countries will not face further recessionary pressures.

The region's economies represent a spectrum of different levels of political and economic development. In many Latin American countries, domestic economies have been deregulated, privatization of state-owned companies had been undertaken and foreign trade restrictions have been relaxed. However, there can be no guarantee that such trends in economic liberalization will continue or that the desired outcomes of these developments will be successful. Nonetheless, to the extent that the risks identified above continue or re-emerge in the future, such developments could reverse favorable trends toward market and economic reform, privatization, and removal of trade barriers, and result in significant disruption in securities markets in the region. In addition, recent favorable economic performance in much of the region has led to a concern regarding government overspending in certain Latin American countries. Investors in the region continue to face a number of potential risks. Certain Latin American countries depend heavily on exports to the United States and investments from a small number of countries. Accordingly, these countries may be sensitive to fluctuations in demand, exchange rates and changes in market conditions associated with those countries. The economic growth of most Latin American countries is highly dependent on commodity exports and the economies of certain Latin American countries, particularly Mexico and Venezuela, are highly dependent on oil exports. These economies are particularly susceptible to fluctuations in the price of oil and other commodities and currency fluctuations. The prices of oil and other commodities are in the midst of a period of high volatility driven, in part, by a continued slowdown in growth in China. If growth in China remains slow, or if global economic conditions worsen, Latin American countries may face significant economic difficulties. Although certain Latin American countries have recently shown signs of improved economic growth, such improvements, if sustained, may be gradual. In addition, prolonged economic difficulties may have negative effects on the transition to a more stable democracy in some Latin American countries. Political risks remain prevalent throughout the region, including the risk of nationalization of foreign assets. Certain economies in the region may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures.

For certain countries in Latin America, political risks have created significant uncertainty in financial markets and may further limit the economic recovery in the region. For example, in Mexico, uncertainty regarding the status of NAFTA or its recently negotiated successor – the United States-Mexico-Canada Agreement – may have a significant and adverse impact on Mexico’s economic outlook and the value of a fund’s investments in Mexico. Additionally, recent political and social unrest in Venezuela has resulted in a massive disruption in the Venezuelan economy, including a deep recession and near hyperinflation.

A number of Latin American countries are among the largest debtors of developing countries and have a long history of reliance on foreign debt and default. The majority of the region's economies have become highly dependent upon foreign credit and loans from external sources to fuel their state-sponsored economic plans. Most countries have been forced to restructure their loans or risk default on their debt obligations. In addition, interest on the debt is subject to market conditions and may reach levels that would impair economic activity and create a difficult and costly environment for borrowers. Accordingly, these governments may be forced to reschedule or freeze their debt repayment, which could negatively affect local markets. Most recently, Argentina defaulted on its debt after a U.S. court ruled that payments to a majority of bondholders (who had settled for lower rates of repayment) could not be made so long as holdout bondholders were not paid the full value of their bonds. Although Argentina has since settled with its bondholders, it may continue to experience constraints on its ability to issue new debt, and therefore fund its government. Further, the ruling increases the risk of default on all sovereign debt containing similar clauses.

Because of their dependence on foreign credit and loans, a number of Latin American economies may face significant economic difficulties if the U.S. Federal Reserve continues to raise interest rates, which could potentially jeopardize various countries' ability to service debt obligations or to service such obligations in a timely manner. While the region has recently had mixed levels of economic growth, recovery from past economic downturns in Latin America has historically been slow, and such growth, if sustained, may be gradual. The ongoing effects of the European debt crisis and persistent low growth in the global economy may reduce demand for exports from Latin America and limit the availability of foreign credit for some countries in the region. As a result, a fund's investments in Latin American securities could be harmed if economic recovery in the region is limited.

Russia. Investing in Russian securities is highly speculative and involves significant risks and special considerations not typically associated with investing in the securities markets of the United States and most other developed countries.

Political. Over the past century, Russia has experienced political and economic turbulence and has endured decades of communist rule under which tens of millions of its citizens were collectivized into state agricultural and industrial enterprises. Since the collapse of the Soviet Union, Russia's government has been faced with the daunting task of stabilizing its domestic economy, while transforming it into a modern and efficient structure able to compete in international markets and respond to the needs of its citizens. However, to date, many of the country's economic reform initiatives have floundered or been retrenched. In this environment, political and economic policies could shift suddenly in ways detrimental to the interest of foreign and private investors.

In the last several years, as significant income from oil and commodity exports boosted Russia's economic growth, the Russian government began to re-assert its regional geopolitical influence, including most recently its military actions in Ukraine and Syria. The involvement in Ukraine has increased tensions between Russia and its neighbors and the West, resulting in the United States and EU placing sanctions on the Russian financial, energy, and defense sectors, as well as targeting top Russian officials. These sanctions, combined with a collapse in energy and commodity prices, have had the effect of slowing the Russian economy, which has continued to experience recessionary trends. Additionally, the conflict has caused capital flight, loss of confidence in Russian sovereign debt, and a retaliatory import ban by Russia that has helped stoke inflation. Further possible actions by Russia, including restricting gas exports to Ukraine and countries downstream, or provoking another military conflict elsewhere in Eastern Europe could lead to greater consequences for the Russian economy.

Economic. Many Russian businesses are inefficient and uncompetitive by global standards due to systemic corruption, regulatory favoritism for government-affiliated enterprises, or the legacy of old management teams and techniques left over from the command economy of the Soviet Union. Poor accounting standards, inept management, pervasive corruption, insider trading and crime, and inadequate regulatory protection for the rights of investors all pose a significant risk, particularly to foreign investors. In addition, enforcement of the Russian tax system is prone to inconsistent, arbitrary, retroactive, confiscatory, and/or exorbitant taxation.

Compared to most national stock markets, the Russian securities market suffers from a variety of problems not encountered in more developed markets. There is little long-term historical data on the Russian securities market because it is relatively new and a substantial proportion of securities transactions in Russia are privately negotiated outside of stock exchanges. The inexperience of the Russian securities market and the limited volume of trading in securities in the market may make obtaining accurate prices on portfolio securities from independent sources more difficult than in more developed markets. Additionally, there is little solid corporate information available to investors because of less stringent auditing and financial reporting standards that apply to companies operating in Russia. As a result, it may be difficult to assess the value or prospects of an investment in Russian companies.

Because of the recent formation of the Russian securities market as well as the underdeveloped state of the banking and telecommunications systems, settlement, clearing and registration of securities transactions are subject to significant risks. Ownership of shares (except where shares are held through depositories that meet the requirements of the Investment Company Act of 1940 (1940 Act)) is defined according to entries in the company's share register and normally evidenced by extracts from the register or by formal share certificates. However, these services are carried out by the companies themselves or by registrars located throughout Russia. These registrars are not necessarily subject to effective state supervision nor are they licensed with any governmental entity and it is possible for a fund to lose its registration through fraud, negligence, or even mere oversight. While a fund will endeavor to ensure that its interest continues to be appropriately recorded either itself or through a custodian or other agent inspecting the share register and by obtaining extracts of share registers through regular confirmations, these extracts have no legal enforceability and it is possible that subsequent illegal amendment or other fraudulent act may deprive a fund of its ownership rights or improperly dilute its interests. In addition, while applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for a fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Furthermore, significant delays or problems may occur in registering the transfer of securities, which could cause a fund to incur losses due to either a counterparty's failure to pay for securities the fund has delivered or the fund's inability to complete its contractual obligations. The designation of the National Settlement Depository (NSD) as the exclusive settlement organization for all publicly traded Russian companies and investment funds has enhanced the efficiency and transparency of the Russian securities market. Additionally, recent agreements between the NSD and foreign central securities depositories and settlement organizations have allowed for simpler and more secure access for foreign investors as well.

The Russian economy is heavily dependent upon the export of a range of commodities including industrial metals, forestry products, oil, and gas. Accordingly, it is strongly affected by international commodity prices and is particularly vulnerable to any weakening in global demand for these products. Furthermore, the sale and use of certain strategically important commodities, such as gas, may be dictated by political, rather than economic, considerations.

The recent fall in the price of commodities has demonstrated the sensitivity of the Russian economy to such price volatility, especially in oil and gas markets. During this time, many sectors in the Russian economy fell into turmoil, pushing the whole economy into recession. In addition, prior to the global financial crisis, Russia's economic policy encouraged excessive foreign currency borrowing as high oil prices increased investor appetite for Russian financial assets. As a result of this credit boom, Russia reached alarming debt levels and suffered from the effects of tight credit markets. Russia continues to face significant economic challenges, including weak levels of investment, falling domestic consumption levels, and low global commodity demand. In the near term, the ongoing European sovereign debt crisis, a continued slowdown in China, and persistent low growth in the global economy may continue to result in low prices for Russian exports such as oil and gas, which could limit Russia's economic growth. Over the long-term, Russia faces challenges including a shrinking workforce, high levels of corruption, difficulty in accessing capital for smaller, non-energy companies, and poor infrastructure in need of large investments.

The sanctions imposed on Russia by the United States and the European Union, as well as the threat of additional sanctions, could have further adverse consequences for the Russian economy, including continued weakening of the ruble, additional downgrades in the country’s credit rating, and a significant decline in the value and liquidity of securities issued by Russian companies or the Russian government. The imposition of broader sanctions targeting specific issuers or sectors could prohibit a fund from investing in any securities issued by companies subject to such sanctions. In addition, these sanctions and/or retaliatory action by Russia could require a fund to freeze its existing investments in Russian companies. This could prohibit a fund from selling or transacting in these investments and potentially impact a fund’s liquidity.

Currency. Foreign investors also face a high degree of currency risk when investing in Russian securities and a lack of available currency hedging instruments. The Russian ruble has recently been subject to significant devaluation pressure due to the fall in commodity prices and the collapse in the value of Russian exports. In recent years, the Russian Central Bank has spent significant foreign exchange reserves to maintain the value of the ruble. However, such reserves are finite and, as exemplified by the recent rise in inflation, the Russian Central Bank may be unable to properly manage competing demands of supporting the ruble, managing inflation, and stimulating a struggling Russian economy. Although Russia's foreign exchange reserves have begun to rebound in the past year, there can be no guarantee that this trend will continue or that the Russian Central Bank will not need to spend these reserves to stabilize Russia's currency and/or economy in the future. Therefore, any investment denominated in rubles may be subject to significant devaluation in the future. Although official sovereign debt to GDP figures are low for a developed economy, sovereign default remains a risk. Even absent a sovereign default, foreign investors could face the possibility of further devaluations. There is the risk that the government may impose capital controls on foreign portfolio investments in the event of extreme financial or political crisis. Such capital controls could prevent the sale of a portfolio of foreign assets and the repatriation of investment income and capital. Such risks have led to heightened scrutiny of Russian liquidity conditions, which in turn creates a heightened risk of the repatriation of ruble assets by concerned foreign investors. The persistent economic turmoil in Russia caused the Russian ruble to depreciate as unemployment levels increased and global demand for oil exports decreased. In particular, the recent collapse in energy prices has shrunk the value of Russian exports and further weakened both the value of the ruble and the finances of the Russian state. The Russian economy has also suffered following the conflict in Ukraine, as a result of significant capital flight from the country. The pressure put on the ruble caused by this divestment has been compounded by the sanctions from the United States and EU, leading to further depreciation, a limitation of the ruble's convertibility, and an increase in inflation.

The Middle East and Africa. Investing in Middle Eastern and African securities is highly speculative and involves significant risks and special considerations not typically associated with investing in the securities markets of the United States and most other developed countries.

Political. Many Middle Eastern and African countries historically have suffered from political instability. Despite a growing trend towards democratization, especially in Africa, significant political risks continue to affect some Middle Eastern and African countries. These risks may include substantial government intervention in and control over the private sector, corrupt leaders, civil unrest, suppression of opposition parties that can lead to further dissidence and militancy, fixed elections, terrorism, coups, and war. In recent years, several countries in the Middle East and North Africa have experienced pro-democracy movements that resulted in swift regime changes. In some instances where pro-democracy movements successfully toppled regimes, the stability of successor regimes has proven weak, as evidenced, for example, in Egypt. In other instances, these changes have devolved into armed conflict involving local factions, regional allies or international forces, and even protracted civil wars, such as in Libya and Syria.

The protracted civil war in Syria has given rise to numerous militias, terrorist groups, and most notably, the proto-state of ISIS. The conflict has disrupted oil production across Syria and Iraq, effectively destroying the economic value of large portions of the region, and caused a massive exodus of refugees into neighboring states, which further threatens government infrastructure of the refuge countries. Although the conflict is relatively isolated, there is a significant risk of it metastasizing as the civil war draws in more regional states and ISIS spreads an extremist ideology.

Regional instability has not been confined to Syria and Iraq, however. In Nigeria, Africa's largest economy, radical groups have led to a disruptive insurgency in the country's north. In addition, Africa has experienced a number of regional health crises in recent years, which has demonstrated the vulnerabilities of political institutions and health care systems in the face of crisis.

Continued instability may slow the adoption of economic and political reforms and could damage trade, investment, and economic growth going forward. Further, because many Middle East and African nations have a history of dictatorship, military intervention, and corruption, any successful reforms may prove impermanent. In addition, there is an increasing risk that historical animosities, border disputes, or defense concerns may lead to further armed conflict in the region. Across the Middle East and Africa, such developments could have a negative effect on economic growth and reverse favorable trends toward economic and market reform, privatization, and the removal of trade barriers. Such developments could also result in significant disruptions in securities markets.

Economic. Middle Eastern and African countries historically have suffered from underdeveloped infrastructure, high unemployment rates, a comparatively unskilled labor force, and inconsistent access to capital, which have contributed to economic instability and stifled economic growth in the region. Furthermore, certain Middle Eastern and African markets may face a higher concentration of market capitalization, greater illiquidity and greater price volatility than that found in more developed markets of Western Europe or the United States. Additionally, certain countries in the region have a history of nationalizing or expropriating foreign assets, which could cause a fund to lose the value of its investments in those countries or negatively affect foreign investor confidence in the region. Despite a growing trend towards economic diversification, many Middle Eastern and African economies remain heavily dependent upon a limited range of commodities. These include gold, silver, copper, cocoa, diamonds, natural gas and petroleum. These economies are greatly affected by international commodity prices and are particularly vulnerable to any weakening in global demand for these products. The demand in global commodities continues to decrease, particularly the decline in the price of oil, causing certain countries in the region to face significant economic difficulties. As a result, many countries have been forced to scale down their infrastructure investment and the size of their public welfare systems, which could have long-term economic, social, and political implications.

South Africa, Africa's second largest economy, is the largest destination for foreign direct investment on the continent. The country has a two-tiered, developing economy with one tier similar to that of a developed country and the second tier having only the most basic infrastructure. Although South Africa has experienced modest economic growth in recent years, such growth has been sluggish, hampered by endemic corruption, ethnic and civil conflicts, labor unrest, the effects of the HIV health crisis, and political instability. In addition, reduced demand for South African exports due to the lasting effects of the European debt crisis and persistent low growth in the global economy may limit any such recovery. These problems have been compounded by worries over South African sovereign debt prompted by an increasing deficit and rising level of sovereign debt. These conditions led Fitch and S&P to downgrade South African debt to "junk" status. Such downgrades in South African sovereign debt could have serious consequences on investments in South Africa.

Currency. Certain Middle Eastern and African countries have currencies pegged to the U.S. dollar or euro, rather than free-floating exchange rates determined by market forces. Although intended to stabilize the currencies, these pegs, if abandoned, may cause sudden and significant currency adjustments, which may adversely impact investment returns. There is no significant foreign exchange market for certain currencies, and it would, as a result, be difficult for a fund to engage in foreign currency transactions designed to protect the value of a fund’s interests in securities denominated in such currencies.

PORTFOLIO TRANSACTIONS

To the extent that Strategic Advisers grants investment management authority over an allocated portion of the fund's assets to a sub-adviser (see the section entitled "Management Contract"), that sub-adviser is authorized to provide the services described in the respective sub-advisory agreement, and in accordance with the policies described in this section.

Orders for the purchase or sale of portfolio securities are placed on behalf of the fund by Strategic Advisers (either directly or through its affiliates) or a sub-adviser, pursuant to authority contained in the management contract and the respective sub-advisory agreement.

Strategic Advisers or a sub-adviser may be responsible for the placement of portfolio securities transactions for other investment companies and investment accounts for which it has or its affiliates have investment discretion.

The fund will not incur any commissions or sales charges when it invests in affiliated mutual funds, but it may incur such costs when it invests in non-affiliated funds and when it invests directly in other types of securities, including exchange traded funds (ETFs).

Purchases and sales of equity securities on a securities exchange or OTC are effected through brokers who receive compensation for their services. Generally, compensation relating to securities traded on foreign exchanges will be higher than compensation relating to securities traded on U.S. exchanges and may not be subject to negotiation. Compensation may also be paid in connection with principal transactions (in both OTC securities and securities listed on an exchange) and agency OTC transactions executed with an electronic communications network (ECN) or an alternative trading system. Equity securities may be purchased from underwriters at prices that include underwriting fees.

Purchases and sales of fixed-income securities are generally made with an issuer or a primary market-maker acting as principal. Although there is no stated brokerage commission paid by the fund for any fixed-income security, the price paid by the fund to an underwriter includes the disclosed underwriting fee and prices in secondary trades usually include an undisclosed dealer commission or markup reflecting the spread between the bid and ask prices of the fixed-income security. New issues of equity and fixed-income securities may also be purchased in underwritten fixed price offerings.

The Trustees of the fund periodically review Strategic Advisers' and its affiliates' and each sub-adviser's performance of their respective responsibilities in connection with the placement of portfolio securities transactions on behalf of the fund. The Trustees also review the compensation paid by the fund over representative periods of time to determine if it was reasonable in relation to the benefits to the fund.

Strategic Advisers.

The Selection of Securities Brokers and Dealers

Strategic Advisers or its affiliates generally have authority to select securities brokers (whether acting as a broker or a dealer) with which to place the fund's portfolio securities transactions. In selecting securities brokers, including affiliates of Strategic Advisers, to execute the fund's portfolio securities transactions, Strategic Advisers or its affiliates consider the factors they deem relevant in the context of a particular trade and in regard to Strategic Advisers' or its affiliates' overall responsibilities with respect to the fund and other investment accounts, including any instructions from the fund's portfolio manager, which may emphasize, for example, speed of execution over other factors. Based on the factors considered, Strategic Advisers or its affiliates may choose to execute an order using ECNs or venues, including algorithmic trading, crossing networks, direct market access and program trading, or by actively working an order. Other possibly relevant factors may include, but are not limited to, the following: price; the size and type of the securities transaction; the reasonableness of compensation to be paid, including spreads and commission rates; the speed and certainty of trade executions, including broker willingness to commit capital; the nature and characteristics of the markets for the security to be purchased or sold, including the degree of specialization of the broker in such markets or securities; the availability of liquidity in the security, including the liquidity and depth afforded by a market center or market-maker; the reliability of a market center or broker; the broker's overall trading relationship with Strategic Advisers or its affiliates; the trader's assessment of whether and how closely the broker likely will follow the trader's instructions to the broker; the degree of anonymity that a particular broker or market can provide; the potential for avoiding or lessening market impact; the execution services rendered on a continuing basis; the execution efficiency, settlement capability, and financial condition of the firm; arrangements for payment of fund expenses, if applicable; and the provision of additional brokerage and research products and services, if applicable.

The trading desks through which Strategic Advisers or its affiliates may execute trades are instructed to execute portfolio transactions on behalf of the fund based on the quality of execution without any consideration of brokerage and research products and services the broker or dealer may provide. The administration of brokerage and research products and services is managed separately from the trading desks, which means that traders have no responsibility for administering soft dollar activities.

In seeking best qualitative execution for portfolio securities transactions, Strategic Advisers or its affiliates may select a broker that uses a trading method, including algorithmic trading, for which the broker may charge a higher commission than its lowest available commission rate. Strategic Advisers or its affiliates also may select a broker that charges more than the lowest commission rate available from another broker. Strategic Advisers or its affiliates may execute an entire securities transaction with a broker and allocate all or a portion of the transaction and/or related commissions to a second broker where a client does not permit trading with an affiliate of Strategic Advisers or in other limited situations. In those situations, the commission rate paid to the second broker may be higher than the commission rate paid to the executing broker. For futures transactions, the selection of an FCM is generally based on the overall quality of execution and other services provided by the FCM. Strategic Advisers or its affiliates may choose to execute futures transactions electronically.

The Acquisition of Brokerage and Research Products and Services

Brokers (who are not affiliates of Strategic Advisers) that execute transactions for the fund may receive higher compensation from the fund than other brokers might have charged the fund, in recognition of the value of the brokerage or research products and services they provide to Strategic Advisers or its affiliates.

Research Products and Services.  These products and services may include, when permissible under applicable law: economic, industry, company, municipal, sovereign (U.S. and non-U.S.), legal, or political research reports; market color; company meeting facilitation; compilation of securities prices, earnings, dividends and similar data; quotation services, data, information and other services; analytical computer software and services; and investment recommendations. In addition to receiving brokerage and research products and services via written reports and computer-delivered services, such reports may also be provided by telephone and in-person meetings with securities analysts, corporate and industry spokespersons, economists, academicians and government representatives and others with relevant professional expertise. Strategic Advisers or its affiliates may request that a broker provide a specific proprietary or third-party product or service. Some of these brokerage and research products and services supplement Strategic Advisers' or its affiliates' own research activities in providing investment advice to the fund.

Execution Services.  In addition, when permissible under applicable law, brokerage and research products and services may include, those that assist in the execution, clearing, and settlement of securities transactions, as well as other incidental functions (including, but not limited to, communication services related to trade execution, order routing and algorithmic trading, post-trade matching, exchange of messages among brokers or dealers, custodians and institutions, and the use of electronic confirmation and affirmation of institutional trades).

Mixed-Use Products and Services.  Although Strategic Advisers or its affiliates do not use fund commissions to pay for products or services that do not qualify as brokerage and research products and services, they may use commission dollars to obtain certain products or services that are not used exclusively in Strategic Advisers' or its affiliates' investment decision-making process (mixed-use products or services). In those circumstances, Strategic Advisers or its affiliates will make a good faith judgment to evaluate the various benefits and uses to which they intend to put the mixed-use product or service, and will pay for that portion of the mixed-use product or service that does not qualify as brokerage and research products and services with their own resources (referred to as "hard dollars").

Benefit to Strategic Advisers.  Strategic Advisers' or its affiliates' expenses likely would be increased if they attempted to generate these additional brokerage and research products and services through their own efforts, or if they paid for these brokerage and research products or services with their own resources. To minimize the potential for conflicts of interest, the trading desks through which Strategic Advisers or its affiliates may execute trades are instructed to execute portfolio transactions on behalf of the fund based on the quality of execution without any consideration of brokerage and research products and services the broker or dealer may provide. The administration of brokerage and research products and services is managed separately from the trading desks, which means that traders have no responsibility for administering soft dollar activities. Furthermore, certain of the brokerage and research products and services Strategic Advisers or its affiliates receive are furnished by brokers on their own initiative, either in connection with a particular transaction or as part of their overall services. Some of these brokerage and research products or services may be provided at no additional cost to Strategic Advisers or its affiliates or have no explicit cost associated with them. In addition, Strategic Advisers or its affiliates may request that a broker provide a specific proprietary or third-party product or service, certain of which third-party products or services may be provided by a broker that is not a party to a particular transaction and is not connected with the transacting broker's overall services.

Strategic Advisers' Decision-Making Process.  In connection with the allocation of fund brokerage, Strategic Advisers or its affiliates make a good faith determination that the compensation paid to brokers and dealers is reasonable in relation to the value of the brokerage and/or research products and services provided to Strategic Advisers or its affiliates, viewed in terms of the particular transaction for the fund or Strategic Advisers' or its affiliates' overall responsibilities to that fund or other investment companies and investment accounts for which Strategic Advisers or its affiliates have investment discretion; however, each brokerage and research product or service received in connection with the fund's brokerage may not benefit the fund. While Strategic Advisers or its affiliates may take into account the brokerage and/or research products and services provided by a broker or dealer in determining whether compensation paid is reasonable, neither Strategic Advisers, its affiliates, nor the fund incur an obligation to any broker, dealer, or third party to pay for any brokerage and research product or service (or portion thereof) by generating a specific amount of compensation or otherwise. Typically, these brokerage and research products and services assist Strategic Advisers or its affiliates in terms of their overall investment responsibilities to the fund or any other investment companies and investment accounts for which Strategic Advisers or its affiliates have investment discretion. Certain funds or investment accounts may use brokerage commissions to acquire brokerage and research products and services that may also benefit other funds or accounts managed by Strategic Advisers or its affiliates.

Research Contracts.  Strategic Advisers or its affiliates have arrangements with certain third-party research providers and brokers through whom Strategic Advisers or its affiliates effect fund trades, whereby Strategic Advisers or its affiliates may pay with fund commissions or hard dollars for all or a portion of the cost of research products and services purchased from such research providers or brokers. If hard dollar payments are used, Strategic Advisers or its affiliates may still cause the fund to pay more for execution than the lowest commission rate available from the broker providing research products and services to Strategic Advisers or its affiliates, or that may be available from another broker. Strategic Advisers or its affiliates view hard dollar payments for research products and services as likely to reduce the fund's total commission costs even though it is expected that in such hard dollar arrangements the commissions available for recapture and used to pay fund expenses, as described below, will decrease. Strategic Advisers' or its affiliates' determination to pay for research products and services separately is wholly voluntary on Strategic Advisers' or its affiliates' part and may be extended to additional brokers or discontinued with any broker participating in this arrangement.

Commission Recapture

Strategic Advisers or its affiliates may allocate brokerage transactions to brokers (who are not affiliates of Strategic Advisers) who have entered into arrangements with Strategic Advisers or its affiliates under which the broker may rebate a portion of the compensation paid by a fund. Not all brokers with whom the fund trades have been asked to participate in brokerage commission recapture.

Affiliated Transactions

Strategic Advisers or its affiliates may place trades with certain brokers, including NFS and Luminex Trading & Analytics LLC (Luminex), with whom they are under common control or affiliated, provided Strategic Advisers or its affiliates determine that these affiliates' trade-execution abilities and costs are comparable to those of non-affiliated, qualified brokerage firms. In addition, Strategic Advisers or its affiliates may place trades with brokers that use NFS or Fidelity Clearing Canada ULC (FCC) as a clearing agent.

The Trustees of the fund have approved procedures whereby a fund may purchase securities that are offered in underwritings in which an affiliate of the adviser or certain other affiliates participate. In addition, for underwritings where such an affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the fund could purchase in the underwritings.

Non-U.S. Transactions

To facilitate trade settlement and related activities in non-United States securities transactions, Strategic Advisers or its affiliates may effect spot foreign currency transactions with foreign currency dealers. In certain circumstances, due to local law and regulation, logistical or operational challenges, or the process for settling securities transactions in certain markets (e.g., short settlement periods), spot currency transactions may be effected on behalf of funds by parties other than Strategic Advisers or its affiliates, including funds' custodian banks (working through sub-custodians or agents in the relevant non-U.S. jurisdiction) or broker-dealers that executed the related securities transaction.

Trade Allocation

Although the Trustees and officers of the fund are substantially the same as those of certain other funds managed by Strategic Advisers or its affiliates, investment decisions for the fund are made independently from those of other funds or investment accounts (including proprietary accounts) managed by Strategic Advisers or its affiliates. The same security is often held in the portfolio of more than one of these funds or investment accounts. Simultaneous transactions are inevitable when several funds and investment accounts are managed by the same investment adviser, or an affiliate thereof, particularly when the same security is suitable for the investment objective of more than one fund or investment account.

When two or more funds or investment accounts are simultaneously engaged in the purchase or sale of the same security or instrument, the prices and amounts are allocated in accordance with procedures believed by Strategic Advisers to be appropriate and equitable to each fund or investment account. In some cases this could have a detrimental effect on the price or value of the security or instrument as far as the fund is concerned. In other cases, however, the ability of the fund to participate in volume transactions will produce better executions and prices for the fund.

Geode.

The Selection of Brokers

In selecting brokers or dealers (including affiliates of Strategic Advisers) to execute the fund's portfolio transactions, Geode considers factors deemed relevant in the context of a particular trade and in regard to Geode's overall responsibilities with respect to the fund and other investment accounts, including any instructions from the fund's portfolio manager, which may emphasize, for example, speed of execution over other factors. The factors considered will influence whether it is appropriate to execute an order using ECNs, electronic channels including algorithmic trading, or by actively working an order. Other factors deemed relevant may include, but are not limited to: price; the size and type of the transaction; the reasonableness of compensation to be paid, including spreads and commission rates; the speed and certainty of trade executions; the nature and characteristics of the markets for the security to be purchased or sold, including the degree of specialization of the broker in such markets or securities; the availability of liquidity in the security, including the liquidity and depth afforded by a market center or market-maker; the reliability of a market center or broker; the degree of anonymity that a particular broker or market can provide; the potential for avoiding market impact; the execution services rendered on a continuing basis; the execution efficiency, settlement capability, and financial condition of the firm; arrangements for payment of fund expenses, if applicable; and the provision of additional brokerage and research products and services, if applicable. In seeking best qualitative execution, Geode may select a broker using a trading method for which the broker may charge a higher commission than its lowest available commission rate. Geode also may select a broker that charges more than the lowest commission rate available from another broker. For futures transactions, the selection of an FCM is generally based on the overall quality of execution and other services provided by the FCM.

The Acquisition of Brokerage and Research Products and Services

Brokers (who are not affiliates of Strategic Advisers) that execute transactions for the fund may receive higher compensation from the fund than other brokers might have charged the fund, in recognition of the value of the brokerage or research products and services they provide to Geode.

Research Products and Services.  These products and services may include, when permissible under applicable law: economic, industry, company, municipal, sovereign (U.S. and non-U.S.), legal, or political research reports; market color; company meeting facilitation; compilation of securities prices, earnings, dividends and similar data; quotation services, data, information and other services; analytical computer software and services; and investment recommendations. In addition to receiving brokerage and research products and services via written reports and computer-delivered services, such reports may also be provided by telephone and in person meetings with securities analysts, corporate and industry spokespersons, economists, academicians and government representatives and others with relevant professional expertise. Geode may request that a broker provide a specific proprietary or third-party product or service. Some of these products and services supplement Geode's own research activities in providing investment advice to the fund.

Execution Services.  In addition, products and services may include, when permissible under applicable law, those that assist in the execution, clearing, and settlement of securities transactions, as well as other incidental functions (including, but not limited to, communication services related to trade execution, order routing and algorithmic trading, post-trade matching, exchange of messages among brokers or dealers, custodians and institutions, and the use of electronic confirmation and affirmation of institutional trades).

Mixed-Use Products and Services.  Geode may use commission dollars to obtain certain products or services that are not used exclusively in Geode's investment decision-making process (mixed-use products or services). In those circumstances, Geode will make a good faith judgment to evaluate the various benefits and uses to which they intend to put the mixed-use product or service, and will pay for that portion of the mixed-use product or service that does not qualify as brokerage and research products and services with their own resources (referred to as "hard dollars").

Benefit to Geode.  Geode's expenses would likely be increased if it attempted to generate these additional products and services through its own efforts, or if it paid for these products or services itself. Certain of the brokerage and research products and services Geode receives are furnished by brokers on their own initiative, either in connection with a particular transaction or as part of their overall services. Some of these products or services may not have an explicit cost associated with such product or service.

Geode's Decision-Making Process.  Before causing the fund to pay a particular level of compensation, Geode will make a good faith determination that the compensation is reasonable in relation to the value of the brokerage and/or research products and services provided to Geode, viewed in terms of the particular transaction for the fund or Geode's overall responsibilities to the fund or other investment companies and investment accounts. While Geode may take into account the brokerage and/or research products and services provided by a broker in determining whether compensation paid is reasonable, neither Geode nor the fund incurs an obligation to any broker, dealer, or third party to pay for any product or service (or portion thereof) by generating a specific amount of compensation or otherwise. Typically, these products and services assist Geode in terms of its overall investment responsibilities to the fund and other investment companies and investment accounts; however, each product or service received may not benefit the fund. Certain funds or investment accounts may use brokerage commissions to acquire brokerage and research products and services that may also benefit other funds or accounts managed by Geode.

Affiliated Transactions

Geode may place trades with certain brokers, including NFS and Luminex, with whom Strategic Advisers is under common control, provided it determines that these affiliates' trade execution abilities and costs are comparable to those of non-affiliated, qualified brokerage firms.

The Trustees of the fund have approved procedures whereby a fund may purchase securities that are offered in underwritings in which an affiliate of the adviser or certain other affiliates participate. In addition, for underwritings where such an affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the fund could purchase in the underwritings.

Trade Allocation

Although the Trustees and officers of the fund are substantially the same as those of certain other Fidelity® funds, investment decisions for the fund are made independently from those of other Fidelity® funds or investment accounts (including proprietary accounts). The same security is often held in the portfolio of more than one of these funds or investment accounts. Simultaneous transactions are inevitable when several funds and investment accounts are managed by the same investment adviser, particularly when the same security is suitable for the investment objective of more than one fund or investment account.

When two or more funds or investment accounts are simultaneously engaged in the purchase or sale of the same security or instrument, the prices and amounts are allocated in accordance with procedures believed to be appropriate and equitable to each fund or investment account. In some cases this could have a detrimental effect on the price or value of the security or instrument as far as the fund is concerned. In other cases, however, the ability of the fund to participate in volume transactions will produce better executions and prices for the fund.

Orders for funds and investment accounts are not typically combined or "blocked". However, Geode may, when feasible and when consistent with the fair and equitable treatment of all funds and investment accounts and best execution, block orders of various funds and investment accounts for order entry and execution.

Geode has established allocation policies for its various funds and investment accounts to ensure allocations are appropriate given its clients' differing investment objectives and other considerations. When the supply/demand is insufficient to satisfy all outstanding trade orders, generally the amount executed is distributed among participating funds and investment accounts based on account asset size (for purchases and short sales), and security position size (for sales and covers), or otherwise according to the allocation policies. These policies also apply to initial public and secondary offerings. Generally, allocations are determined by traders, independent of portfolio managers, in accordance with these policies. Allocations are determined and documented on trade date.

Geode's trade allocation policies identify circumstances under which it is appropriate to deviate from the general allocation criteria and describe the alternative procedures. For example, if a standard allocation would result in a fund or investment account receiving a very small allocation (e.g., because of its small asset size), the fund or investment account may receive an increased allocation to achieve a more meaningful allocation, or it may receive no allocation. Generally, any exceptions to Geode's policies (i.e., special allocations) must be approved by senior investment or trading personnel, reviewed by the compliance department, and documented.

FIAM LLC (FIAM).

The Selection of Securities Brokers and Dealers

FIAM or its affiliates generally have authority to select securities brokers (whether acting as a broker or a dealer) with which to place the fund's portfolio securities transactions. In selecting securities brokers, including affiliates of FIAM, to execute the fund's portfolio securities transactions, FIAM or its affiliates consider the factors they deem relevant in the context of a particular trade and in regard to FIAM's or its affiliates' overall responsibilities with respect to the fund and other investment accounts, including any instructions from the fund's portfolio manager, which may emphasize, for example, speed of execution over other factors. Based on the factors considered, FIAM or its affiliates may choose to execute an order using electronic channels, including broker-sponsored algorithms, internal crossing, or by verbally working an order with a broker. Other possibly relevant factors may include, but are not limited to the following: price; costs; the size, nature and type of the order; speed of execution, financial condition and reputation of the broker; broker-specific considerations (e.g., not all brokers may be able to execute all types of trades); broker willingness to commit capital; the nature and character of the markets in which the security may be traded; the trader's assessment of whether and how closely the broker likely will follow the trader's instructions to the broker; confidentiality and the potential for information leakage; the nature of existence of post-trade clearing, settlement, custody and currency convertibility mechanisms; and the provision of brokerage and research products and services, if applicable and where allowed by law.

In seeking best qualitative execution for portfolio securities transactions, FIAM and/or its affiliates may select a broker that uses a trading method, including algorithmic trading, for which the broker may charge a higher commission than its lowest available commission rate. FIAM and/or its affiliates also may select a broker that charges more than the lowest commission rate available from another broker. FIAM and/or its affiliates may execute an entire securities transaction with a broker and allocate all or a portion of the transaction and/or related commissions to a second broker where a client does not permit trading with an affiliate of FIAM or in other limited situations. In those situations, the commission rate paid to the second broker is generally the same as the commission rate paid to the executing broker. For futures transactions, the selection of an FCM is generally based on the overall quality of execution and other services provided by the FCM. FIAM and/or its affiliates may choose to execute futures transactions electronically.

The Acquisition of Brokerage and Research Products and Services

To the extent permitted by applicable law, brokers (who are not affiliates of FIAM) that execute transactions for the fund managed outside of the European Union may receive higher compensation from the fund than other brokers might have charged the fund, in recognition of the value of the brokerage or research products and services they provide to FIAM or its affiliates.

Research Products and Services.  These products and services may include, when permissible under applicable law, but are not limited to: economic, industry, company, municipal, sovereign (U.S. and non-U.S.), legal, or political research reports; market color; company meeting facilitation; compilation of securities prices, earnings, dividends and similar data; quotation services, data, information and other services; analytical computer software and services; and investment recommendations. FIAM or its affiliates may request that a broker provide a specific proprietary or third-party product or service. Some of these brokerage and research products and services supplement FIAM's or its affiliates' own research activities in providing investment advice to the fund. In addition to receiving brokerage and research products and services via written reports and computer-delivered services, such reports may also be provided by telephone and in-person meetings with securities analysts, corporate and industry spokespersons, economists, academicians and government representatives and others with relevant professional expertise.

Execution Services.  In addition, when permissible under applicable law, brokerage and research products and services may include, those that assist in the execution, clearing, and settlement of securities transactions, as well as other incidental functions (including, but not limited to, communication services related to trade execution, order routing and algorithmic trading, post-trade matching, exchange of messages among brokers or dealers, custodians and institutions, and the use of electronic confirmation and affirmation of institutional trades).

Mixed-Use Products and Services.  Although FIAM or its affiliates do not use fund commissions to pay for products or services that do not qualify as brokerage and research products and services or eligible external research under MiFID II and FCA regulations (as defined below), where allowed by applicable law, they may use commission dollars to obtain certain products or services that are not used exclusively in their investment decision-making process (mixed-use products or services). In those circumstances, FIAM or its affiliates will make a good faith effort to evaluate the various benefits and uses to which they intend to put the mixed-use product or service, and will pay for that portion of the mixed-use product or service that does not qualify as brokerage and research products and services or eligible external research with their own resources (referred to as "hard dollars").

Benefits to FIAM.  FIAM's or its affiliates' expenses likely would be increased if they attempted to generate these additional brokerage and research products and services through their own efforts, or if they paid for these products or services with their own resources. Therefore, FIAM or its affiliates may have an incentive to select or recommend a broker-dealer based on its interest in receiving the brokerage and research products and services, rather than on FIAM’s or its affiliates’ clients interest in receiving most favorable execution. FIAM and its affiliates manage the receipt of brokerage and research products and services and the potential conflicts through its Commission Uses Program. The Commission Uses Program effectively “unbundles” commissions paid to brokers who provide brokerage and research products and services, i.e., commissions consist of an execution commission, which covers the execution of the trade (including clearance and settlement), and a research charge, which is used to cover brokerage and research products and services. In selecting brokers for executing transactions on behalf of the fund, the trading desks through which FIAM or its affiliates may execute trades are instructed to execute portfolio transactions on behalf of the fund based on the brokers' quality of execution and without any consideration of brokerage and research products and services the broker provides. Where commissions paid to a broker include both an execution commission and a research charge, while the broker receives the entire commission, it retains the execution commission and either credits or transmits the research portion to a commission sharing arrangement (CSA) pool, also known as “soft dollars,” which is used to pay research expenses. (In some cases, FIAM or its affiliates may request that a broker which is not a party to any particular transaction provide a specific proprietary or third-party product or service, which would be paid for from the CSA pool.) The administration of brokerage and research products and services is managed separately from the trading desks, and the traders have no responsibility for administering the research program, including the payment for research. Furthermore, where permissible under applicable law, certain of the brokerage and research products and services that FIAM or its affiliates receive are furnished by brokers on their own initiative, either in connection with a particular transaction or as part of their overall services. Some of these brokerage and research products or services may be provided at no additional cost to FIAM or its affiliates or might not have an explicit cost associated with them.

FIAM's Decision-Making Process.  In connection with the allocation of fund brokerage, FIAM or its affiliates make a good faith determination that the compensation paid to brokers and dealers is reasonable in relation to the value of the brokerage and/or research products and services provided to FIAM or its affiliates, viewed in terms of the particular transaction for the fund or FIAM's or its affiliates' overall responsibilities to that fund or other clients for which FIAM or its affiliates have investment discretion; however, each brokerage and research product or service received in connection with the fund's brokerage may not benefit the fund and certain clients may receive the benefit of the brokerage and research product or service obtained with other clients’ commissions. As required under applicable laws or client policy, commissions generated by certain clients may only be used to obtain certain brokerage and research products and services. As a result, certain client accounts may pay more proportionately of certain types of brokerage and research products and services than others, while the overall amount of brokerage and research products and services paid by each client continues to be allocated equitably. While FIAM or its affiliates may take into account the brokerage and/or research products and services provided by a broker or dealer in determining whether compensation paid is reasonable, neither FIAM, its affiliates, nor the fund incur an obligation to any broker, dealer, or third party to pay for any brokerage and research product or service (or portion thereof) by generating a specific amount of compensation or otherwise. Typically, these brokerage and research products and services assist FIAM or its affiliates in terms of their overall investment responsibilities to the fund or any other client accounts for which FIAM or its affiliates may have investment discretion. Certain client accounts may use brokerage commissions to acquire brokerage and research products and services that may also benefit other client accounts managed by FIAM or its affiliates, and not every client account uses the brokerage and research products and services that may have been acquired through that account’s commissions.

Research Contracts.  FIAM or its affiliates have arrangements with certain third-party research providers and brokers through whom FIAM or its affiliates effect fund trades, whereby FIAM or its affiliates may pay with fund commissions or hard dollars for all or a portion of the cost of research products and services purchased from such research providers or brokers. If hard dollar payments are used, FIAM or its affiliates may still cause the fund to pay more for execution than the lowest commission rate available from the broker providing research products and services to FIAM or its affiliates, or that may be available from another broker. FIAM's or its affiliates' determination to pay for research products and services separately (e.g., with hard dollars) is wholly voluntary on FIAM's or its affiliates' part and may be extended to additional brokers or discontinued with any broker participating in this arrangement.

Funds Managed within the European Union.  FIAM and its affiliates have established policies and procedures relating to brokerage commission uses in compliance with the revised Markets in Financial Instruments Directive in the European Union, commonly referred to as “MiFID II”, and the implementation of MiFID II within the United Kingdom through the Conduct of Business Sourcebook Rules of the UK Financial Conduct Authority (the “FCA”), where applicable.

Accounts that are managed within the European Union by FIAM's affiliate FMR Investment Management (UK) Limited (FMRIM (UK)) will use research payment accounts (RPAs) to cover costs associated with equity and high income external research that is consumed by those accounts in accordance with MiFID II and FCA regulations. With RPAs, clients pay for external research through a separate research charge that is generally assessed and collected alongside the execution commission1. For clients that use an RPA, FIAM or its affiliates will establish a research budget. The budget will be set by first grouping accounts by strategy (e.g., asset allocation, blend, growth, etc.), and then determining what external research is consumed to support the strategies and portfolio management services provided within the European Union. In this regard, research budgets are set by research need and are not otherwise linked to the volume or value of transactions executed on behalf of the account. For clients where portions are managed both within and outside of the European Union, external research may be paid using both a CSA and an RPA. Determinations of what is eligible research and how costs are allocated will be made in accordance with FIAM’s and its affiliates’ policies and procedures. Costs for research consumed by accounts that use an RPA will be allocated among the accounts within defined strategies pro rata based on the assets under management for each account. While the research charge paid on behalf of any one client that uses an RPA may vary over time, the overall research charge determined at the client level on an annual basis will not be exceeded.

FMRIM (UK) will be responsible for managing the RPA and may delegate its administration to a third-party administrator for the facilitation of the purchase of external research and payments to research providers. RPA assets will be maintained in accounts at a third-party depository institution, held in the name of FMRIM (UK). FMRIM (UK) will provide to client accounts, on request, a summary of: (i) the providers paid from the RPA; (ii) the total amount they were paid over a defined period; (iii) the benefits and services received by FMRIM (UK); and (iv) how the total amount spent from the RPA compares to the research budget set for that period, noting any rebate or carryover if residual funds remain in the RPA.

Impacted accounts, like those accounts that participate in CSA pools, may make payments to a broker that include both an execution commission and a research charge, but unlike CSAs (for which research charges may be retained by the broker and credited to the CSA, as described above), the broker will receive separate payments for the execution commission and the research charge and will promptly remit the research charge to the RPA. Assets in the RPA will be used to satisfy external research costs consumed by the accounts.

If the costs of paying for external research exceed the amount initially agreed in relation to accounts in a given strategy, FIAM or its affiliates may continue to charge those accounts beyond the initially agreed amount in accordance with MiFID II, continue to acquire external research for the accounts using its own resources, or cease to purchase external research for those accounts until the next annual research budget. In the event that assets for specific accounts remain in the RPA at the end of a period, they may be rolled over to the next period to offset next year’s research charges for those accounts or rebated to those accounts.

Accounts managed by FIAM or its affiliates that trade only fixed income securities will not participate in RPAs because fixed income securities trade based on spreads rather than commissions, and thus unbundling the execution commission and research charge is impractical. Therefore, FIAM and its affiliates have established policies and procedures to ensure that external research that is paid for through RPAs is not made available to FMRIM (UK) portfolio managers that manage fixed income accounts in any manner inconsistent with MiFID II and FCA regulations.

1The staff of the SEC addressed concerns that reliance on an RPA mechanism to pay for research would be permissible under Section 28(e) of the Securities Exchange Act of 1934 by indicating that they would not recommend enforcement against investment advisers who used an RPA to pay for brokerage and research products and services so long as certain conditions were met. Therefore, references to "research charges" as part of the RPA mechanism to satisfy MiFID II requirements can be considered "commissions" for Section 28(e) purposes.

Commission Recapture

FIAM or its affiliates may engage in brokerage transactions with brokers who are not affiliates of FIAM who have entered into arrangements with FIAM or its affiliates under which the broker may rebate a portion of the compensation paid by a fund (Commission Recapture Program). Not all brokers with whom the fund trades have been asked to participate in Commission Recapture Program.

Affiliated Transactions

FIAM or its affiliates may place trades with certain brokers, including NFS and Luminex, with whom they are under common control or affiliated, provided FIAM or its affiliates determine that these affiliates' trade execution abilities and costs are comparable to those of non-affiliated, qualified brokerage firms, and that such transactions be executed in accordance with applicable rules under the 1940 Act and procedures adopted by the Board of Trustees of the Fund and subject to other applicable law. In addition, FIAM or its affiliates may place trades with brokers that use NFS or FCC as a clearing agent.

The Trustees of the fund have approved procedures whereby a fund may purchase securities that are offered in underwritings in which an affiliate of the adviser or certain other affiliates participate. In addition, for underwritings where such an affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the fund could purchase in the underwritings.

Non-U.S. Securities Transactions

To facilitate trade settlement and related activities in non-U.S. securities transactions, FIAM or its affiliates may effect spot foreign currency transactions with foreign currency dealers or may engage a third party to do so. In certain circumstances, due to local law and regulation, logistical or operational challenges, or the process for settling securities transactions in certain markets (e.g., short settlement periods), spot currency transactions may be effected on behalf of funds by parties other than FIAM or its affiliates, including funds' custodian banks (working through sub-custodians or agents in the relevant non-U.S. jurisdiction) or broker-dealers that executed the related securities transaction.

Trade Allocation

Although the Trustees and officers of the fund are substantially the same as those of certain other Fidelity® funds, investment decisions for the fund are made independently from those of other Fidelity® funds or investment accounts (including proprietary accounts). The same security is often held in the portfolio of more than one of these funds or investment accounts. Simultaneous transactions are inevitable when several funds and investment accounts are managed by the same investment adviser, or an affiliate thereof, particularly when the same security is suitable for the investment objective of more than one fund or investment account.

When two or more funds or investment accounts are simultaneously engaged in the purchase or sale of the same security or instrument, the prices and amounts are allocated in accordance with procedures believed by FIAM to be appropriate and equitable to each fund or investment account. In some cases this could have a detrimental effect on the price or value of the security or instrument as far as the fund is concerned. In other cases, however, the ability of the fund to participate in volume transactions will produce better executions and prices for the fund.

Arrowstreet Capital

Introduction

As a registered investment adviser, our firm has a fiduciary responsibility, enforceable under the general antifraud provisions of the U.S. Investment Advisers Act of 1940, to take prudent steps to ensure that best execution is obtained on behalf of our clients. Our determination of best execution is not based necessarily on lowest commission rates (or other direct costs), but more broadly on whether transactions as a whole represent the best qualitative and quantitative execution for the account. Capitalized terms used in this policy and not defined have the meaning ascribed in the Compliance Manual.

Best Execution - Securities

Broker-Dealer Selection. Our portfolio management team performs extensive due diligence regarding broker-dealer selection, usage, monitoring and evaluation by considering the full range and quality of a broker’s services. These considerations may include:

• Execution capability, reliability and familiarity with specific markets

• Integrity

• Current and historical responsiveness

• Historical effectiveness in executing orders

• Commission rates

• Transparency relative to order routing and venue execution

• Financial condition

• Brokerage and research services (as permitted under Section 28(e))

• Operational capabilities

• Ability to handle high volume transactions

• Technology infrastructure

• Commitments extended (where applicable)

When a new executing broker is to be added to our approved list of broker-dealers, portfolio management evaluates the broker's expertise and capabilities and presents the information to the Investment Committee for review and approval.

We communicate our trading processes and requirements to each broker-dealer. These requirements include, among other things, the format of our trade communications, the specific processes by which trades are communicated, our established parameters for trading and a list of persons authorized to communicate trades.

Broker-Dealer and Execution Monitoring. Post-trade analysis reports on the costs of implementing the trading strategies are prepared by portfolio management on a monthly basis. These post-trade analytics allow portfolio managers and other investment personnel to monitor broker-dealer performance against various execution benchmarks. These analyses consider such topics as how the trading strategies performed during a specified period, overall trading costs in various markets, the costs associated with the delay in getting trades to the markets and the ability of broker-dealers used to execute trades while minimizing market impact. These analyses are presented to the Investment Committee and to the Execution Committee.

The information used in such analysis may include:

• Decision price

• Prior closing price

• Arrival price

• Execution price

• Open, high, low and closing prices

• Next trade day open prices

• Volume Weighted Average Price (VWAP)

• Duration based Volume Weighted Average Price (DVWAP)

• Order % of daily volume

• Order % of duration volume

• Trade % of daily volume

• Trade % of duration volume

• Historic volume data

• Commissions

• Exchange fees

• USD market value of trades

• Local market value of trades

• Market returns over the life of orders

Various implementation shortfall metrics may also be measured such as:

• Fixed costs

• Delay costs

• Market move shortfall costs

• Execution shortfall costs

• Residual shortfall costs

Scorecards that evaluate each broker-dealer are completed by Portfolio Management, and the results are shared with the relevant broker-dealers as part of a periodic evaluation process that ranks equity brokers, and determines their allocation of order flow for the subsequent quarter. When necessary, broker-dealers are temporarily placed on “probation” and, if their performance does not improve, they are removed from the list of approved broker-dealers.

The results of these scorecards and any broker-dealer probationary measures are discussed periodically with the Investment Committee and the Execution Committee.

Broker Restrictions. There may be instances where trading may be limited to the use of a single broker or comparatively fewer brokers than otherwise would be prescribed by our customary trading practices. For instance, there may be restrictions imposed by clients (or clients may explicitly direct us to use certain brokers in trading the applicable account), by local market rules or custom or by applicable laws and regulations. In such cases, there may be fewer eligible brokers available for trading and best execution may be more difficult to achieve under these circumstances.

Best Execution - Foreign Currency

Foreign Currency Trading with Third-Party Counterparties Selected by Arrowstreet. Our practice with regard to foreign exchange trading (other than with respect to certain currencies described below) is to execute the majority of client trades through third-party counterparties that are selected on a case-by-case basis in accordance with the applicable “Broker-Dealer Selection” principles described above. Because foreign exchange trading is conducted on a principal/counterparty basis, the creditworthiness of a counterparty is an additional criterion in the selection process and is monitored by Portfolio Management on an regular basis. We believe that the discretion to utilize multiple third-party counterparties allows us more opportunity to improve execution quality than if we were limited to a single counterparty or if we outsourced currency trading to client custodians.

In performing these trades, Portfolio Management evaluates price quotations against related data trends at the time of the trade including through reviewing bid-ask quotations from our selected counterparties on an ongoing basis throughout the day. The receipt of this real-time data helps us to obtain competitive pricing and also allows us to evaluate the overall competiveness of each counterparty’s pricing, per currency, on a periodic, post-trade basis. The results of this analysis are shared with each counterparty.

There are a number of instances, however, where we may be limited to using a single counterparty or comparatively fewer counterparties than would otherwise be our preferred trading practice. These include circumstances where a client has imposed certain counterparty credit eligibility standards or other counterparty usage restrictions. In such cases, we will discuss with the client the potential impact of such limitations, including, as applicable, limitations on our ability to negotiate rates or otherwise ensure the quality of executions. Further, in the case of the Arrowstreet Private Funds (as described below) that use prime brokers, forward foreign currency exchange contract trading may be conducted entirely with the prime brokers of such Arrowstreet Private Funds due to margin-maintenance and operational considerations.

Foreign Currency Trading through Client Custodians. Certain emerging market currencies are executed through custodians chosen by our clients to facilitate trade settlement or for cash management purposes. This limited usage of clients’ custodians for trading such currencies is primarily due to:

• country level exchange controls that restrict, or preclude, cross-border currency movements; and/or

• the custodian's ability to reduce operational risks associated with trading these currencies.

In addition, we may direct clients’ custodians to sweep small foreign currency balances that accumulate in a client account into U.S. dollars or other currencies as part of our cash management process from time to time.

In the situations described above, it is our expectation that currency trades placed with a client custodian will be executed pursuant to best execution standards as agreed between the client and its appointed custodian. We do not, under these circumstances, have the ability to negotiate rates or to fully evaluate the quality of the execution because important elements of the counterparty relationship are outside of our knowledge and control. Our clients are advised in such cases that we may not be able to achieve best execution under these circumstances.

Similar practices as described above are followed for the Arrowstreet Private Funds. While we similarly do not have the ability to negotiate rates or seek competitive pricing in such cases, the Arrowstreet Private Funds seek certain assurances with respect to the execution of such trades from their administrators/custodians and also seek reporting to permit our evaluation of certain elements of such transactions.

Best Execution - Exchange Traded Futures

Subject to a client’s investment guidelines, we may trade exchange traded futures contracts for client accounts. We currently utilize a single futures commission merchant and multiple futures execution brokers in connection with such trades. The selection and monitoring of executing brokers and futures commission merchants for futures transactions generally follows the same principles described above under “Broker-Dealer Selection” and "Broker-Dealer and Execution Monitoring".

Best Execution - Participation Notes

Subject to a client’s investment guidelines, we may also trade participation notes for client accounts. The selection and monitoring of participation note counterparties follow the same principles described above under “Broker-Dealer Selection” and “Foreign Currency Trading with Third-Party Counterparties Selected by Arrowstreet” and is subject to similar monitoring reviews. Referencing the principles described above, we also evaluate the quality of the counterparty’s acquisition and disposal of the local security referenced by the participation note (and the corresponding foreign currency transaction) on a real time basis.

Counterparty/Principal Transactions - Securities

As a general rule, we execute client securities trades in the open market using broker-dealers acting on an agency basis. However, in certain circumstances, we may determine that it is prudent to sell certain illiquid holdings on a “block” trade basis where the broker is acting as principal. In such cases, we document our investment rationale for the execution, pricing and counterparty selection for such trade.

There may be other limited circumstances in which we execute client securities trades using broker-dealers acting on a principal basis (e.g. in response to non-natural indications of interest, to complete small residual orders at the end of a trading day, or to modify settlement cycles for cash management purposes). In all such instances the pricing of these orders is consistent with prevailing market prices.

Execution Committee

In addition to execution matters managed by the Investment Committee, we also maintain an Execution Committee (Chaired by the Chief Investment Officer and Chief Compliance Officer) that meets quarterly to review and discuss, among other things:

• additions to and withdrawals from our approved trading list

• performance and scorecard rankings

• commission rates

• allocation of order flow

• broker/counterparty operational issues

• foreign currency counterparty performance

• changes to our selection or execution monitoring process

Causeway Capital Management LLC (Causeway).

In executing fund transactions with brokers and dealers, Causeway seeks to obtain the best available price in the best available market so that the fund’s total cost is or proceeds are the most favorable under the circumstances, taking into account all relevant factors. In placing agency brokerage, Causeway considers the size and nature of an order, the difficulty of execution, and the full range and quality of a broker-dealer’s services, including among other things:

  Execution capability;
  Brokerage and research services;
  Responsiveness;
  Level of commission rates charged;
  Financial soundness;
  Back office processing capabilities, and
  Participation in client commission recapture or directed brokerage programs.

For foreign exchange and other principal trades, Causeway considers the bid and/or offer price and also considers the factors described above, excluding brokerage and research services, commission rates, and client commission recapture programs, which factors are not applicable to principal trades.

Causeway does not adhere to any rigid formulas in selecting broker-dealers, but will weigh a combination of some or all of the preceding criteria. The determinative factor is not the lowest possible commission cost, but whether the transaction represents the best qualitative execution for the fund and Causeway’s other clients. Causeway’s traders monitor prices of full service equity trades by comparing complete equity trades to the stock’s volume-weighted average price (“VWAP”) for the trading day. Portfolio managers and research analysts assess brokers based on research services and communicate assessments to the Trading Desk. Portfolio managers and traders receive weekly and annual reports listing brokers and commissions, monitor the amount of commissions allocated among broker-dealers and seek to allocate transactions to broker-dealers who provide superior execution and research services. Causeway also uses a third party service to assist the firm in assessing best execution. These assessments are distributed quarterly to relevant portfolio managers, traders, and compliance staff and reviewed semi-annually at meetings of the firm's Best Execution Group.

For equity agency trades, Causeway may consider proprietary or third party brokerage and research services provided by broker-dealers as a factor in their selection. Causeway may effect securities transactions that cause the fund to pay an amount of commission in excess of the amount of commission another broker-dealer would have charged; provided, that Causeway determines in good faith that such amount of commission is reasonable in relation to the value of brokerage and research services provided by the broker-dealer used by Causeway, viewed in terms of either the specific transaction or Causeway’s overall responsibilities to the fund and other accounts for which it exercises investment discretion.

To the extent research services may be a factor in selecting broker-dealers, such services may be in written form or through direct contact with individuals and may include information about securities, companies, industries, markets, economics, the valuation of investments and portfolio strategy. Research may be in the form of research reports, electronic market data, computer and technical market analyses, and access to research analysts, corporate management personnel, and industry experts. Brokerage and research services furnished by broker-dealers may be used in servicing all Causeway’s accounts and not all such services may be used in connection with the fund or any other particular account of Causeway which paid commissions to the broker-dealer providing such services.

Pursuant to SEC interpretative guidance, Causeway uses commission sharing arrangements (“CSAs”) with certain brokers. These CSA brokers execute trades and credit soft dollars to pools from which Causeway directs payments to the CSA brokers, third-party brokers, and independent research providers based on commission targets. The use of CSAs is intended to assist Causeway in providing credits to brokers who, in its judgment, provide the best access to analysts and management, and to independent research providers, while using reliable execution brokers which Causeway believes will benefit Causeway’s accounts, including the fund.

Causeway has a Best Execution Group which is comprised of relevant management, compliance, legal, trading, portfolio management, finance, and systems personnel. The group meets semi-annually and reviews, among other items, the third party trade execution and foreign exchange execution assessment reports noted above, confirms Causeway’s list of approved broker-dealers who execute portfolio transactions for clients and changes to the list, and reviews other materials relating to Causeway’s fulfillment of its best execution obligations and use of soft dollars. Records of meetings of the Best Execution Group are maintained by Causeway’s Compliance department.

Causeway may (but is not obligated to) aggregate or “block” purchase and sale orders - including IPOs and new issues - to seek the efficiencies that may be available for larger transactions when it determines that investment decisions are appropriate for each participating account and it believes that aggregation is consistent with its duty to seek best execution for its clients. Prior to placing the order, Causeway computes the allocation it intends to make among participating client accounts. When aggregating orders, participating clients receive the average share price for all the transactions in that security for the aggregated order on a given business day, with transaction costs shared pro rata based on each client’s participation.

If the aggregated order is entirely filled, Causeway will allocate the securities among clients in accordance with its previous allocation computation. Securities purchased or sold in an aggregated order that is not completely filled on a trading day are allocated pro rata, when possible, to the participating client accounts in proportion to the size of the order placed for each account. Causeway may, however, increase or decrease the amount of securities allocated to each account if necessary due to cash constraints or to avoid holding odd-lot or small numbers of shares for particular clients. Additionally, if Causeway is unable to fully execute an aggregated order and Causeway determines that it would be impractical to allocate a small number of securities among the accounts participating in the transaction on a pro rata basis, Causeway may allocate such securities in a manner determined in good faith to be a fair allocation.

FIL Investment Advisors (“FIA”) and FIL Investment Advisors (UK) Ltd. (“FIA(UK)”).

The Selection of Securities Brokers and Dealers

FIA and FIA(UK) (together, for purposes of this section, “FIL”) generally have authority to select broker-dealers to place or execute portfolio securities transactions for the fund. FIL has retained FIL Investments International (“FII”), FIL Investment Management (Hong Kong) Limited (“FIMHK”) and Fidelity (Canada) Asset Management ULC (“FCAM”), affiliates of FIL, to make these selections. In selecting a broker-dealer for a specific transaction, FIL or its affiliates evaluate a variety of criteria and use their good faith judgment to obtain execution of portfolio transactions at prices that they believe are reasonable in relation to the benefits received.

When executing securities transactions on behalf of the fund, FIL or its affiliates will seek to obtain best execution. FIL and its relevant affiliates have in place policies and supporting procedures which are designed to help them obtain achieve this obligation. In selecting broker-dealers, including affiliates of FIL, to execute the fund’s portfolio securities transactions, FIL or its affiliates consider the factors they deem relevant in the context of a particular trade and in regard to FIL’s overall responsibilities with respect to the fund and its other client accounts, including any instructions from the fund’s portfolio manager. Relevant factors may include the context of a particular trade, the nature of the order, the priorities associated with the order and the nature and conditions of the market in question. The diversity of markets, instruments and the kind of orders placed mean that relevant factors will be assessed differently depending upon the circumstances of execution.

In selecting the most appropriate venue or approved counterparty for a portfolio transaction, FIL or its affiliates generally consider a range of quantitative and qualitative factors, including, but not limited to, price, transaction costs, speed and certainty of execution, availability of liquidity, ease of connectivity, size and nature of the transaction, nature and characteristics of the other venues in which the security may be traded, nature of post-trade settlement, and custody and foreign exchange structures. FIL or its affiliates also consider other factors, as deemed relevant, such as the ability of the venue or counterparty to manage complex orders, the speed of execution, the financial condition of the counterparty, and the creditworthiness and the quality of any related clearing and settlement facilities.

In seeking best qualitative execution for portfolio transactions, FIL or its affiliates may select a broker using a trading method for which the broker may charge a higher commission than its lowest available commission rate. FIL or its affiliates also may select a broker that charges more than the lowest available commission rate available from another broker. FIL or its affiliates may execute an entire transaction with a broker and allocate all or a portion of the transaction and/or related commissions to a second broker where a client does not permit trading with an affiliate of FIL or in other limited situations. In those situations, the commission rate paid to the second broker may be higher than the commission rate paid to the executing broker.

The Acquisition of Brokerage and Research Products and Services

FIL or its affiliates may execute portfolio transactions with broker-dealers that provide brokerage or research products and services that assist FIL or its affiliates in fulfilling their investment management responsibilities in accordance with applicable law. These products and services may include, but are not limited to: economic, industry, company, municipal, sovereign (U.S. and non-U.S.), legal and political research reports or investment recommendations. In addition to receiving these products and services via written reports and computer-delivered services, they may also be provided by telephone and in-person meetings with securities analysts, corporate and industry spokespersons, economists, academicians and government representatives and others with relevant professional expertise. FIL or its affiliates may request that a broker provide a specific proprietary or third-party product or service. Some of these brokerage and research products and services supplement FIL’s or its affiliates’ own research activities in providing investment advice to the fund.

Brokerage and research products and services may also include those that assist in the execution, clearing, and settlement of securities transactions, as well as other incidental functions (including, but not limited to, communication services related to trade execution, order routing and algorithmic trading, post-trade matching, exchange of messages among brokers or dealers, custodians and institutions, and the use of electronic confirmation and affirmation of institutional trades). In addition, FIL or its affiliates may obtain from broker-dealers certain products or services that are not used exclusively in FIL’s or its affiliates’ investment decision-making process (mixed-use products or services).

For trades placed by FII or FIMHK, no commissions on fund portfolio transactions are used by FIL or its affiliates to pay for brokerage or research products and services. All such products and services received from broker-dealers are paid for by FIL or its affiliates from their own resources (referred to as “hard dollars”).

For trades placed by FCAM, subject to the requirements of Section 28(e) of the Securities Exchange Act of 1934, brokers that execute transactions may receive higher compensation from the fund than other brokers might have charged the fund, in recognition of the value of the brokerage or research products and services they provide to FCAM or its affiliates. In those circumstances where the products or services are mixed-use items, FCAM will make a good faith judgment to evaluate the various benefits and uses to which they intend to put the mixed-use product or service, and FCAM or its affiliates will pay for that portion of the mixed-use product or service that does not qualify as brokerage and research products and services or eligible external research with their own resources. FCAM may use the fund’s brokerage commissions to acquire brokerage and research products and services that may also benefit other funds or accounts managed by FCAM or its affiliates. In an effort to minimize the potential for conflicts of interest, the trading desks through which FCAM may execute trades are instructed to execute portfolio transactions on behalf of the fund based on the quality of execution without any consideration of brokerage and research products and services the broker or dealer may provide.

Affiliated Transactions

FIL or its affiliates may place trades with certain brokers, including National Financial Services LLC, with whom they or FMR are affiliated, provided FIL or the applicable affiliate determines that these affiliates’ trade-execution abilities and costs are comparable to those of non-affiliated, qualified brokerage firms, and that such transactions be executed in accordance with applicable rules under the 1940 Act and procedures adopted by the Trustees of the fund and subject to other applicable law. In addition, FIL or its affiliates may place trades with brokers that use a clearing agent in whom FIL or its affiliates have a financial interest.

FIL or its affiliates may execute transactions between the fund and other mutual funds or other client accounts FIL manages or sub-advises, as well as with certain funds or client accounts managed by the fund’s manager. All cross trade transactions may only be executed in accordance with applicable rules under the Investment Company Act and the procedures approved by the Trustees of the fund.

The Trustees of the fund have approved procedures whereby the fund may purchase securities that are offered in underwritings in which an affiliate of the adviser, sub-adviser or certain other affiliates participate. In addition, for underwritings where such an affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the fund could purchase in the underwritings.

Trade Allocation

FIL or its relevant affiliates have established policies designed to ensure that trade allocations are fair and appropriate, taking into account the investment objectives of the relevant clients and other considerations. These policies apply to initial public and secondary offerings and secondary market trades.

For fixed income and equity trades, when, in FIL’s or its affiliates’ opinion, the supply/demand is insufficient under the circumstances to satisfy all outstanding trade orders, the amount executed generally is distributed among participating client accounts based on order size. For both fixed income and equity trades, trades are executed by traders based on orders or indications of interest for clients, which are established prior to or at the time of a transaction.

The trade allocation policies generally provide for minimum allocations. If a standard allocation would result in an account receiving a very small allocation (for example, because of its small asset size), depending upon the circumstances, the account may receive an increased allocation to achieve a more meaningful allocation or the account may receive no allocation. The policies also provide for the execution of short sales, provided that consideration is given to whether the short sale might have a material effect on other active orders on the trading desk.

The trading systems used by FIL and its applicable affiliates contain rules that allocate trades on an automated basis, in accordance with the trade allocation policies. Generally, any exceptions to the trade allocation policies (for example, a special allocation) must be approved by senior trading and compliance personnel and documented. The trade allocation policies identify certain circumstances under which it may be appropriate to deviate from the general allocation criteria, and describe the alternative procedures in those circumstances.

Massachusetts Financial Services Company (MFS)

Specific decisions to purchase or sell securities for the Fund are made by persons affiliated with MFS. Any such person may serve other clients of MFS or any subsidiary of MFS in a similar capacity.

MFS places all Fund orders for the purchase or sale of securities with the primary objective of seeking to obtain the best execution from responsible broker/dealers at competitive rates. MFS seeks to deal with broker/dealers that can provide high quality execution services. For accounts managed in whole or in part in the European Union, MFS may take the following factors into account: price; the size of the transaction; the nature of the market of the security; the amount of the commission; the timing and impact of the transaction, considering market prices and trends; the reputation, experience, and financial stability of the broker/dealer involved; the willingness of the broker/dealer to commit capital; the need for anonymity in the market; and the quality of services rendered by the broker/dealer in other transactions (but not including research or brokerage services). For accounts not managed in whole or in part in the European Union, MFS may take the following factors into account: price; the size of the transaction; the nature of the market of the security; the amount of the commission; the timing and impact of the transaction, considering market prices and trends; the reputation, experience, and financial stability of the broker/dealer involved; the willingness of the broker/dealer to commit capital; the need for anonymity in the market; and the quality of services rendered by the broker/dealer in other transactions, which may include the quality of the research and brokerage services provided by the broker/dealer. MFS may place Fund orders with Luminex Trading & Analytics LLC, an alternative trading system in which MFS owns approximately 4.9%.

In certain circumstances, such as a buy-in for failure to deliver, MFS is not able to select the broker/dealer who will transact to cover the failure. For example, if the Fund sells a security short and is unable to deliver the securities sold short, the broker/dealer through whom the Fund sold short must deliver securities purchased for cash, (i.e., effect a buy-in, unless it knows that the Fund either is in the process of forwarding the securities to the broker/dealer or will do so as soon as possible without undue inconvenience or expense). Similarly, there can also be a failure to deliver in a long transaction and a resulting buy-in by the broker/dealer through whom the securities were sold. If the broker/dealer effects a buy-in, MFS will be unable to control the trading techniques, methods, venues, or any other aspect of the trade used by the broker/dealer.

Commission rates for equity securities and some derivatives vary depending upon the trading methods, venues, and broker/dealers selected as well as the market(s) in which the securities are traded and their relative liquidity. MFS may utilize numerous broker/dealers and trading venues and strategies in order to seek the best execution for client transactions. MFS periodically and systematically reviews the performance of the broker/dealers that execute Fund transactions, including the commission rates paid to broker/dealers. The quality of a broker/dealer’s services is measured by analyzing various factors that could affect the execution of trades. These factors include the ability to execute trades with a minimum of market impact, the speed and efficiency of executions, electronic trading capabilities, adequacy of capital, commitment of capital when necessary or desirable, market color provided to MFS, and accommodation of MFS' special needs. MFS may employ outside vendors to provide reports on the quality of broker/dealer executions. With respect to transactions in derivatives, MFS trades only with broker/dealers with whom it has legally-required or client-requested documentation in place.

In the case of securities traded in the over-the-counter market, portfolio transactions may be effected either on an agency basis, which involves the payment of negotiated brokerage commissions to the broker/dealer (including electronic communication networks, multilateral trading facilities, or alternative trading systems), or on a principal basis, at net prices without commissions but including compensation to the broker/dealer in the form of a mark-up or mark-down, depending on where MFS believes best execution is available. In the case of securities purchased from underwriters, the cost of such securities generally includes a fixed underwriting commission or concession. From time to time, soliciting dealer fees are available to MFS on tender or exchange offers. Such soliciting or dealer fees are in effect recaptured by the Fund.

For accounts managed in whole or in part in the European Union, MFS will pay for external research out of its own resources. In allocating brokerage for accounts not managed in whole or in part in the European Union, MFS may take into consideration the receipt of research and brokerage services, consistent with its obligation to seek best execution for Fund transactions. As permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended (‘‘Section 28(e)’’), MFS may cause the Fund to pay a broker/dealer that provides “Brokerage and Research Services” (as defined by Section 28(e)) to MFS an amount of commission for effecting a securities transaction for the Fund in excess of the amount other broker/dealers would have charged for the transaction if MFS determines in good faith that the greater commission is reasonable in relation to the value of the Brokerage and Research Services provided by the executing broker/dealer viewed in terms of either a particular transaction or MFS' overall responsibilities to the Fund and its other clients. MFS has voluntarily undertaken to reimburse clients from its own resources for Research Commissions, as defined below. ‘‘Commissions,’’ as currently interpreted by the SEC, include fees paid to broker/dealers for trades conducted on an agency basis, and certain mark-ups, markdowns, commission equivalents, and other fees received by broker/dealers in riskless principal transactions, as well as any separately identifiable charge for Brokerage and Research Services collected together with the transaction charge for execution in connection with the purchase and sale of portfolio securities. "Research Commissions" represent the portion of Commissions that is paid on client transactions in excess of the portion that compensates the broker/dealer for executing, clearing, and/or settling the transaction.

Brokerage and Research Services includes advice as to the value of securities; the advisability of investing in, purchasing, or selling securities; and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of portfolios; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement) or required in connection therewith by applicable rules. Such services can include access to corporate management; industry conferences; research field trips to visit corporate management and/or to tour manufacturing, production, or distribution facilities; statistical, research, and other factual information or services such as: investment research reports; access to analysts; execution systems and trading analytics; reports or databases containing corporate, fundamental, and technical analyses; portfolio modeling strategies; and economic research services, such as publications, chart services, and advice from economists concerning macroeconomics information, and analytical investment information about particular corporations (collectively, "Research").

The MFS global investment platform is built on the principle of close collaboration among members of its investment team, where research and investment ideas are shared. MFS the investment professionals utilize Research to help develop their own investment ideas as well as to help understand market consensus, sentiment, or perception, and identify relative inefficiencies more quickly and effectively. Research is one of many tools MFS uses to either corroborate or challenge investment professionals' individual investment theses in clients' portfolios. Specifically, Research can be useful in helping investment professionals understand current market consensus and sentiment.

Through the use of Research acquired with Research Commissions, MFS initially avoids the additional expenses that it would incur if it developed comparable information through its own staff or if it purchased such Research with its own resources. As a result, the Fund pays more for its portfolio transactions in the first instance than if MFS caused the Fund to pay execution only rates; however, because MFS has voluntarily undertaken to reimburse clients from its own resources for Research Commissions, MFS ultimately assumes the additional expenses that it would incur if it purchased such Research with its own resources. To the extent that MFS were to determine to discontinue its voluntary undertaking, it may have an incentive to select or recommend a broker/dealer based on its interest in receiving Research rather than the Fund's interest in receiving lower commission rates. The Research received may be useful and of value to MFS or its affiliates in serving both the Fund and other clients of MFS or its affiliates. Accordingly, not all of the Research provided by broker/dealers through which the Fund effects securities transactions may be used by MFS in connection with the Fund.

T. Rowe Price Associates, Inc. (T. Rowe Price).

Investment or Brokerage Discretion

Decisions with respect to the selection, purchase, and sale of portfolio securities on behalf of an allocated portion of the fund’s assets (the sub-fund) are made by T. Rowe Price. T. Rowe Price is responsible for implementing the decisions for the sub-fund, including, where applicable, the negotiation of commissions, the allocation of portfolio brokerage and principal business, and the use of affiliates to assist in routing orders for execution.

How Broker-Dealers Are Selected

In purchasing and selling equity securities, T. Rowe Price seeks to obtain best execution at favorable security prices through responsible broker-dealers and, in the case of agency transactions, at competitive commission rates. However, under certain conditions, higher brokerage commissions may be paid to broker-dealers providing brokerage and research services to T. Rowe Price than might be paid to other broker-dealers in accordance with Section 28(e) under the 1934 Act and subsequent guidance from regulators.

In selecting broker-dealers to execute T. Rowe Price’s portfolio transactions, consideration is given to such factors as the (i) liquidity of the security; (ii) the size and difficulty of the order; (iii) the speed and likelihood of execution and settlement; (iv) the reliability, integrity and creditworthiness, general execution and operational capabilities of competing broker-dealers and services provided; and (v) expertise in particular markets. It is not the policy of T. Rowe Price to seek the lowest available commission rate where it is believed that a broker-dealer charging a higher commission rate would offer greater reliability, provide better pricing, or more efficient execution. Therefore, T. Rowe Price pays higher commission rates to broker-dealers that are believed to offer greater reliability, better pricing, or more efficient execution.

T. Rowe Price may engage in foreign currency transactions ("FX") to facilitate trading in or settlement of trades in foreign securities. T. Rowe Price may use FX, including forward currency contracts, when seeking to manage exposure to or profit from changes in interest or exchange rates; protect the value of portfolio securities; or to facilitate cash management. T. Rowe Price selects broker-dealers that it believes will provide best execution on behalf of the investment accounts that it manages, frequently via electronic platforms. To minimize transaction costs, certain FX trading activity may be aggregated across accounts, but each account’s trade is individually settled with the counterparty.

In general, T. Rowe Price utilizes a broad spectrum of execution venues including traditional stock exchanges, electronic communication networks, alternative trading systems, and algorithmic solutions. In selecting a venue, T. Rowe Price seeks broker-dealers it believes to be actively and effectively trading the security being purchased or sold. Although T. Rowe Price may not be able to influence the venues where broker-dealers execute, it may request that a broker-dealer not route orders to certain venues it feels may not provide best execution. T. Rowe Price monitors brokers’ venue selection over time to evaluate trends and quality of execution.

Evaluating the Overall Reasonableness of Brokerage Commissions Paid

On a continuing basis, T. Rowe Price seeks to determine what levels of commission rates are reasonable in the marketplace for transactions executed on behalf of its mutual fund clients and other institutional clients. In evaluating the reasonableness of commission rates, T. Rowe Price may consider any or all of the following: (a) rates quoted by broker-dealers; (b) the size of a particular transaction, in terms of the number of shares, dollar amount, and number of clients involved; (c) the complexity of a particular transaction in terms of both execution and settlement; (d) the level and type of business conducted with a particular firm over a period of time; (e) the extent to which the broker-dealer has capital at risk in the transaction; (f) historical commission rates; (g) rates paid by other institutional investors based on available public information; and (h) research provided by the broker-dealer.

Commissions Paid to Broker-Dealers for Research

T. Rowe Price believes that original in-house research is the primary driver of value-added active management. Although research created or developed by a broker-dealer or its affiliate and research created or developed by an independent third party is an important component of the T. Rowe Price Advisers’ investment approach, T. Rowe Price relies primarily upon their own research and subject any outside research to internal analysis before incorporating it into the investment process.

Certain T. Rowe Price affiliates (including, T. Rowe Price Associates) have used, and T. Rowe Price Associates continues to use, equity brokerage commissions or “soft dollars” consistent with Section 28(e) under the 1934 Act (“Section 28(e)”) and other relevant regulatory guidance to acquire research services from a broker-dealers. Section 28(e) permits an investment adviser to cause an account to pay a higher commission to a broker-dealer that provides research services than the commission another broker-dealer would charge, provided the adviser determines in good faith that the commission paid is reasonable in relation to the value of the brokerage and research services received. An adviser may make this good faith determination based upon either the particular transaction involved or the overall responsibilities of the adviser with respect to the accounts over which it exercises investment discretion. When we use client brokerage commissions to obtain research services, we receive a benefit because we do not have to produce or pay for the research services out of T. Rowe Price’s resources.

Beginning January 2020, T. Rowe Price will bear the cost of research services for all client accounts we advise. Client accounts will only pay execution commissions in connection with equity securities transaction. For certain proprietary pooled investment vehicles including the T. Rowe Price funds, we will continue to use equity brokerage commissions from client transactions through commission sharing arrangements (consistent with Section 28(e)) to compensate certain U.S. broker dealer for research services. However, we will voluntarily reimburse such pooled investment vehicles for any amount collected into the commission sharing arrangements.

Prior to January 2020, each of the T. Rowe Price affiliates may take a different approach to paying for research services in consideration of the regulatory regime, local market practice and operational practicability applicable to T. Rowe Price. Currently, T. Rowe Price International LTD (TRPIL), T. Rowe Price Japan and T. Rowe Price Singapore do not use client commissions to pay for research, and any research services acquired by these advisers are paid for in cash by the relevant adviser. Furthermore, T. Rowe Price Australia and T. Rowe Price Hong Kong will no longer use client commissions to pay for research beginning August 1, 2019 and any research services acquired by these advisers will be paid for in cash by the relevant adviser.

Whenever commissions are pooled and used to pay for research, conflicts of interest may arise due to the potential that one account’s (such as a T. Rowe Price fund’s) commissions could be subsidizing research that benefits another investment vehicle, such as a T. Rowe Price fund or another vehicle managed by T. Rowe Price. However, because research services often benefit several investment vehicles simultaneously or to differing degrees, it is impractical to directly quantify the benefit of research to any particular vehicle. For this reason, we do not seek to allocate soft dollar benefits to client accounts proportionately to the soft dollar credits the accounts generate. We attempt to mitigate these potential conflicts of interests through oversight of the use of commissions to pay for research by the Research Governance Oversight Committee.

T. Rowe Price acquires proprietary research from broker-dealers who also provide trade execution, clearing settlement and/or other services. Research received from broker-dealers or independent third party research providers generally include information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis currency and commodity market analysis, risk measurement analysis, performance analysis, and analysis of corporate, environmental, social and governance responsibility issues. Research services are received in the form of written reports, computer generated data, telephone contacts, investment conferences, bespoke services, financial models and personal meetings with security analysts, market specialists, corporate and industry executives, and other persons. Research may also include access to unaffiliated individuals with expertise in various industries, businesses, or other related areas, including use of expert referral networks which provide access to industry consultants, vendors, and suppliers. T. Rowe Price may use a limited number of expert networks.

T. Rowe Price may use a portion of its research budget to purchase access to research from certain broker dealers together with other T. Rowe Price affiliates for a single platform fee. This allows T. Rowe Price to leverage their size and scale to purchase access to certain research services across a broad group of research users globally from each research provider. Based on the terms of these platform arrangements, research services available through these platform access arrangements may be shared among T. Rowe Price affiliates that participate.

T. Rowe Price generally pays for data subscriptions, investment technology tools and other specialized services to assist with the investment process directly from its own resources. T. Rowe Price also pays for fixed income research and services directly from its own resources where feasible or required.

Allocation of Brokerage Commissions

T. Rowe Price has a policy of not pre-committing a specific amount of business to any broker-dealer over any specific time period. It makes brokerage placement determinations, as appropriate, based on the needs of a specific transaction such as market-making, availability of a buyer or seller of a particular security, or specialized execution skills. T. Rowe Price may choose to allocate brokerage among several broker-dealers able to meet the needs of the transaction. Allocation of brokerage business is monitored on a regularly scheduled basis by appropriate personnel and the T. Rowe Price’s Global Trading Committee ("GTC"). The GTC oversees the brokerage allocation and trade execution policies for T. Rowe Price.

Trade Allocation Policies

T. Rowe Price developed written trade allocation guidelines for its trading desks. Generally, when the amount of securities available in a public or initial offering or the secondary markets is insufficient to satisfy the volume or price requirements for the participating clients, T. Rowe Price will make pro rata allocations based upon the relative sizes of the participating client portfolios or the relative sizes of the participating client orders, depending upon the market involved. Each client will receive the same average share price of the securities for each aggregated order. Because a pro rata allocation may not always accommodate all facts and circumstances, the guidelines provide for adjustments to allocate amounts in certain cases. For example, adjustments may be made: (i) to eliminate de minimis positions or satisfy minimum denomination requirements; (ii) to give priority to accounts with specialized investment policies and objectives; and (iii) to reallocate in light of a participating portfolio’s characteristics (e.g., available cash, industry or issuer concentration, duration, credit exposure). Such allocation processes may result in a partial execution of a proposed purchase or sale order.

T. Rowe Price employs certain guidelines in an effort to ensure equitable distribution of investment opportunities among clients of the firm, which may occasionally serve to limit the participation of certain clients in a particular security, based on factors such as client mandate or a sector or industry specific investment strategy or focus. For example, accounts that maintain a road investment mandate may have less access than targeted investment mandates to certain securities (e.g., sector specific securities) where T. Rowe Price does not receive a fully filled order (e.g., certain IPO transactions) or where aggregate ownership of such securities is approaching firm limits.

Also, for certain types of investments, most commonly private placement transactions, conditions imposed by the issuer may limit the number of clients allowed to participate or number of shares offered to T. Rowe Price.

T. Rowe Price has developed written trade sequencing and execution guidelines that it believes are reasonably designed to provide the fair and equitable allocation of equity trades, both long and short, to minimize the impact of trading activity across client accounts. The policies and procedures are intended to: (i) mitigate conflicts of interest when trading both long and short in the same equity security; and (ii) mitigate conflicts when shorting an equity security that is held by other accounts managed by T. Rowe Price that are not simultaneously transacting in the security. Notwithstanding the application of T. Rowe Price’s policies and procedures, it may not be possible to mitigate all conflicts of interest when transacting both long and short in the same equity security; therefore, there is a risk that one transaction will be completed ahead of the other transaction, that the pricing may not be consistent between long and short transactions, or that an equity long or short transaction may have an adverse impact on the market price of the security being traded.

Miscellaneous

It is the policy of T. Rowe Price not to favor one client over another in grouping orders for various clients. Clients should be aware that the grouping of orders could at times result in more or less favorable prices. In certain cases, where the aggregated order is executed in a series of transactions at various prices on a given day, each participating client’s proportionate share of grouped orders reflects the average price paid or received.

Conflicts of Interest

Portfolio managers at T. Rowe Price and its affiliates may manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), offshore funds and common trust funds. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices, and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. T. Rowe Price and its affiliates have adopted brokerage and trade allocation policies and procedures that they believe are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients.

T. Rowe Price funds may, from time to time, own shares of Morningstar, Inc. Morningstar is a provider of investment research to individual and institutional investors, and publishes ratings on mutual funds, including the T. Rowe Price funds. T. Rowe Price manages the Morningstar retirement plan and acts as subadvisor to two mutual funds offered by Morningstar. In addition, T. Rowe Price and its affiliates pay Morningstar for a variety of products and services. In addition, Morningstar may provide investment consulting and investment management services to clients of T. Rowe Price or its affiliates.

Since the T. Rowe Price funds and other accounts have different investment objectives or strategies, potential conflicts of interest may arise in executing investment decisions or trades among client accounts. For example, if T. Rowe Price purchases a security for one account and sells the same security short (either directly or through derivatives, such as total return equity swaps) for another account, such a trading pattern could disadvantage either the account that is long or short. It is possible that short sale activity could adversely affect the market value of long positions in one or more T. Rowe Price funds and other accounts (and vice versa) and create potential trading conflicts, such as when long and short positions are being executed at the same time. To mitigate these potential conflicts of interest, T. Rowe Price has implemented policies and procedures requiring trading and investment decisions to be made in accordance with T. Rowe Price’s fiduciary duties to all accounts, including the T. Rowe Price funds. Pursuant to these policies, portfolio managers are generally prohibited from managing multiple strategies where they hold the same security long in one strategy and short in another, except in certain circumstances, including where an investment oversight committee has specifically reviewed and approved the holdings or strategy. Additionally, T. Rowe Price has implemented policies and procedures that it believes are reasonably designed to ensure the fair and equitable allocation of trades, both long and short, to minimize the impact of trading activity across client accounts. T. Rowe Price monitors short sales to determine whether its procedures are working as intended and that such short sale activity is not materially impacting our trade executions and long positions for other clients.

Thompson, Siegel & Walmsley LLC (TSW).

TSW places orders for the purchase or sale of portfolio securities on behalf of the fund pursuant to the sub-advisory agreement. TSW is responsible for the placement of portfolio securities transactions for other investment companies and investment accounts for which it has investment discretion.

Based on the factors considered, TSW may choose to execute an order using electronic communications networks (ECNs), including algorithmic trading, crossing networks, direct market access and program trading, or by actively working an order. The broker/dealers in any specific transaction are selected primarily to gain access to the best sources of liquidity by the TSW traders. Other possible relevant factors may include, but are not limited to, the following: price; the size and type of the securities transaction; the reasonableness of compensation to be paid, including spreads and commission rates; the speed and certainty of trade executions, including broker willingness to commit capital; the nature and characteristics of the markets for the security to be purchased or sold, including the degree of specialization of the broker in such markets or securities; the reliability of a market center or broker; the broker’s overall trading relationship with TSW; the trader’s assessment of whether and how closely the broker likely will follow the trader’s instructions to the broker; the degree of anonymity that a particular broker/dealer or market can provide; the potential for avoiding or lessening market impact; the execution services rendered on a continuing basis; the execution efficiency, settlement capability, and financial condition of the firm; arrangements for payment of fund expenses, if applicable; and the provision of additional brokerage and research products and services, if applicable.

The broker/dealers generally provide both execution and research, and TSW maintains commission sharing arrangements with several of them. TSW also has commission sharing arrangements with several additional execution brokers who have no research capabilities. In addition, the Director of Trading may consider using other broker/dealers at the direction of a portfolio manager/analyst based on specific research assistance provided to them during the research process or where the traders are able to locate liquidity. TSW prohibits the use of affiliates for brokerage transactions. Broker/dealers are evaluated based on services provided, which include:

• Broker/dealer’s ability to minimize total trading costs and achieve best execution

• Broker/dealer’s level of trading expertise to:

a. Complete trades;

b. Provide market intelligence;

c. Provide market structure;

d. Execute and settle difficult trades;

e. Execute a trade in a timely manner;

f. Maintain anonymity;

g. Fulfill trading needs in a diligent, responsive and consistent manner; and

h. Account for its trade errors and correct them in a satisfactory manner.

• Broker/Dealer's infrastructure:

a. Order-entry systems;

b. Adequate lines of communication;

c. Timely order of execution reports;

d. Efficient and accurate clearance and settlement process;

e. Capabilities to implement step-outs; and

f. Ability to execute and account for client-directed brokerage arrangements and soft dollar arrangements.

• Broker/Dealer’s financial condition

• Broker/Dealer's research capabilities, including:

a. Research coverage;

b. Analyst visits to TSW;

c. Conference calls with analysts and strategists;

d. Sponsored management meetings;

e. Industry or other conferences and field trips;

f. Quality of research including:

- TSW analysts’ votes in the Institutional Investor All American Research Survey (“IIAA Survey”);

- Analyst Rankings in the IIAA Survey; and

- Input from TSW research analysts and portfolio managers.

Allocation

Portfolio managers allocate their orders by account prior to the time an order is being transmitted to the trading desk. When orders are aggregated and filled completely, the price paid by each account shall be the average price of the order. In allocating partial fills after execution, the security will generally be allocated pro rata.

Best Execution

TSW has a fiduciary duty to seek best execution for client transactions. TSW, as a matter of policy and practice, seeks to obtain best execution for client transactions, i.e., seeking to obtain not necessarily the lowest commission but the best overall qualitative execution under the particular circumstances. The TSW Trade Management Oversight Committee periodically reviews quarterly brokerage transaction levels with each broker/dealer through whom the Firm transacts business for its clients to evaluate the reasonableness of commissions paid, the quality and cost of execution and the levels of service provided. When brokerage compensation levels are reviewed, total cost and execution capabilities are taken into account and brokerage compensation targets are adjusted when appropriate. TSW also engages a third-party service provider to assist the firm in assessing best execution.

Commissions

TSW recognizes that brokerage commissions are a cost to the client that should be reduced wherever possible without sacrificing best price execution. Where TSW has discretion over choosing broker/dealers to execute client trades, it has negotiated commissions with all its discretionary domestic broker/dealers. Generally, compensation relating to securities traded on foreign exchanges will be higher than compensation relating to securities traded on U.S. exchanges and may not be subject to negotiation. International brokerage commissions vary by country.

Broker/dealers that execute transactions for the fund may receive higher compensation from the fund than other brokers may have charged the fund, in recognition of the value of the brokerage or research products and services they provide to TSW. TSW may accept client written instructions for directing the client’s brokerage transactions to a particular broker-dealer.

Foreign Currency Transactions

Clients of TSW may choose to have foreign currency (FX) transactions effected either through their custodian or through TSW. Where TSW has been given authority to effect FX trades for a client, TSW follows a standard process to effect such transactions. Each client’s portfolio will be set on TSW’s trading system with a single operating currency (which may not be the same as the reporting currency of the account). Client account trades and flows that occur in currencies other than the operating currency will be converted to the operating currency by processing an FX transaction. TSW will direct the client’s custodian bank to repatriate all income to the operating currency of the account unless directed otherwise by the client. TSW will execute FX transactions for a client account with brokers it selects at its discretion for currency management purposes unless directed otherwise by the client. TSW recognizes that FX transactions may positively or negatively affect trades and does not seek to make currency bets on client accounts it manages. Where a client directs TSW to use its custodian to repatriate foreign currency in the client’s account, the client generally negotiates commission rates on transactions executed through such custodian, and TSW generally does not evaluate the repatriation services provided to the client.

Trade Placement

In the event that multiple orders are simultaneously received; where possible, TSW will bunch the orders and execute the accounts together in order to treat the accounts as fairly as possible and to more efficiently execute orders on behalf of its clients. In all instances, care is taken to treat all clients fairly and not emphasize or de-emphasize TSW’s proprietary account or any particular account or group of accounts on an ongoing or systematic basis. In doing so, the size of each bunched order may influence the choice of the broker/dealer executing the trade.

Clients who engage a broker/dealer custodian or use directed brokerage may not be able to participate in bunched trades. Generally, most directed accounts are combined with discretionary trades, and the trading desk uses step-outs to accommodate the directed accounts. Where a directed account is required to be executed through the directed broker, the account’s transaction usually follows the bunched transaction. Client-directed trades that are included with or follow bunched trade execution may pay higher brokerage commissions and/or higher execution costs as a result.

William Blair Investment Management, LLC (William Blair).

Decisions on portfolio transactions (including the decision to buy or sell, the appropriate price, allocation of brokerage, use of a broker as agent or dealer as principal and negotiation of commissions) normally are made by William Blair. In purchasing and selling portfolio securities, William Blair seeks to obtain the most favorable overall result, taking into account the net price, the method of execution and services provided by the broker. Such research services include economic forecasts and analytical, narrative and statistical reports on industries and companies for consideration by William Blair’s other clients. Portfolio transactions may increase or decrease the return of a fund depending upon William Blair’s ability to correctly time and execute such transactions.

Selection of a broker for a particular portfolio transaction depends on many factors, some of which are subjective and that include the net price, confidentiality, reliability, integrity, size and nature of the transaction and the market in which it is to occur and any other services that the broker has provided. William Blair does not consider the sale of fund shares in selecting brokers. Transactions in over-the-counter securities are generally executed as principal trades with primary market makers, except where it is believed that a better combination of price and execution could otherwise be obtained. William Blair determines the overall reasonableness of brokerage commissions and of premiums and discounts on principal transactions (which do not involve commissions) by review of comparable trades for William Blair’s other clients and in the market generally. If more than one broker is believed to be equally qualified to effect a portfolio transaction, William Blair may assign the transaction to a broker that has furnished research services, but William Blair has no agreement, formula or policy as to allocation of brokerage.

William Blair uses broker-dealers that provide research to execute client transactions or generate commission sharing credits to pay for research under commission sharing arrangements. These kind of arrangements are known as "soft dollar" arrangements. Section 28(e) of the Securities Exchange Act of 1934 permits William Blair to pay higher commissions if it can demonstrate the commissions are reasonable in relation to the research or brokerage services received. William Blair receives research products and services from broker/dealers and third parties in the form of written reports on individual companies and industries of particular interest to William Blair, general economic conditions, pertinent federal and state legislative developments and changes in accounting practices; direct access by telephone or meetings with leading research analysts throughout the financial community, corporate management personnel and industry experts; comparative performance and evaluation and technical measurement services for issuers, industries and the market as a whole; access to and monitoring of equity valuation models; and services from recognized experts on investment matters of particular interest to William Blair.

Commissions Paid

A fund may pay compensation including both commissions and spreads in connection with the placement of portfolio transactions. The amount of brokerage commissions paid by a fund may change from year to year because of, among other things, changing asset levels, shareholder activity, and/or portfolio turnover.

The following table shows the fund's portfolio turnover rate for the fiscal periods ended February 28, 2019 and 2018. Variations in turnover rate may be due to a fluctuating volume of shareholder purchase and redemption orders, market conditions, and/or changes in Strategic Advisers' investment outlook.

Turnover Rates	2019	2018
Strategic Advisers® International Fund	39%	33%

During the fiscal year ended February 28, 2019, the fund held securities issued by one or more of its regular brokers or dealers or a parent company of its regular brokers or dealers. The following table shows the aggregate value of the securities of the regular broker or dealer or parent company held by the fund as of the fiscal year ended February 28, 2019.

Fund	Regular Broker or Dealer	Aggregate Value of Securities Held
Strategic Advisers® International Fund	Barclays PLC	$ 51,545,362
	UBS AG	$ 42,334,805

The following table shows the total amount of brokerage commissions paid by the fund, comprising commissions paid on securities and/or futures transactions, as applicable, for the fiscal years ended February 28, 2019, 2018, and 2017. The total amount of brokerage commissions paid is stated as a dollar amount and a percentage of the fund's average net assets.

Fund	Fiscal Year Ended	Dollar Amount	Percentage of Average Net Assets
Strategic Advisers® International Fund	February 28
	2019	$4,912,431	0.03%
	2018	$5,421,856	0.03%
	2017	$7,016,436	0.04%

During the past three fiscal years, the following brokerage commissions were paid to affiliated brokers:

Fund(s)	Fiscal Year End Feb 28	Broker	Affiliated With	Transactions Initiated By	Commissions	Percentage of Aggregate Brokerage Commissions	Percentage of Aggregate Dollar Amount of Brokerage Transactions
Strategic Advisers® Interna- tional Fund	2019	Fidelity Capital Markets	FMR LLC / Strategic Advisers	MFS	$1,575	0.03%	0.11%
	2019	Fidelity Capital Markets	FMR LLC / Strategic Advisers	Strategic Advisers	$1,532	0.03%	0.06%
	2019	Luminex	FMR LLC / Strategic Advisers	MFS	$75	0.00%	0.01%
	2018	Fidelity Capital Markets	FMR LLC / Strategic Advisers	MFS	$3,155
	2018	Fidelity Capital Markets	FMR LLC / Strategic Advisers	Strategic Advisers	$1,229
	2018	Luminex	FMR LLC / Strategic Advisers	MFS	$96
	2017	Fidelity Capital Markets	FMR LLC / Strategic Advisers	MFS	$1,434
	2017	Luminex	FMR LLC / Strategic Advisers	MFS	$244

Brokerage commissions may vary significantly from year to year due to a variety of factors, including the types of investments selected by the sub-adviser(s), changes in transaction costs, and market conditions.

The following table shows the dollar amount of brokerage commissions paid to firms that may have provided research or brokerage services and the approximate dollar amount of the transactions involved for the fiscal year ended 2019.

Fund	Fiscal Year Ended	$ Amount of Commissions Paid to Firms for Providing Research or Brokerage Services	$ Amount of Brokerage Transactions Involved
Strategic Advisers® International Fund	February 28, 2019	$2,414,498	$2,969,211,739

VALUATION

The NAV is the value of a single share. NAV is computed by adding the value of a fund's investments, cash, and other assets, subtracting its liabilities, and dividing the result by the number of shares outstanding.

The Board of Trustees has ultimate responsibility for pricing, but has delegated day-to-day valuation responsibilities to Strategic Advisers. Strategic Advisers has established the Strategic Advisers Fair Value Committee (the Committee) to fulfill these responsibilities. The Committee may rely on information and recommendations provided by affiliates of Strategic Advisers in fulfilling its responsibilities, including the fair valuation of securities.

Shares of underlying funds (other than ETFs) held by a fund are valued at their respective NAVs. If an underlying fund's NAV is unavailable, shares of that underlying fund will be fair valued in good faith by the Committee in accordance with applicable fair value pricing policies.

Generally, other portfolio securities and assets held by a fund, as well as portfolio securities and assets held by an underlying Fidelity® non-money market fund, are valued as follows:

Most equity securities (including securities issued by ETFs) are valued at the official closing price or the last reported sale price or, if no sale has occurred, at the last quoted bid price on the primary market or exchange on which they are traded.

Debt securities and other assets for which market quotations are readily available may be valued at market values in the principal market in which they normally are traded, as furnished by recognized dealers in such securities or assets. Or, debt securities and convertible securities may be valued on the basis of information furnished by a pricing service that uses a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques.

Short-term securities with remaining maturities of sixty days or less for which market quotations and information furnished by a pricing service are not readily available may be valued at amortized cost, which approximates current value.

Futures contracts are valued at the settlement or closing price. Options are valued at their market quotations, if available. Swaps are valued daily using quotations received from independent pricing services or recognized dealers.

Prices described above are obtained from pricing services that have been approved by the Board of Trustees. A number of pricing services are available and the funds may use more than one of these services. The funds may also discontinue the use of any pricing service at any time. Strategic Advisers engages in oversight activities with respect to the fund's pricing services, which includes, among other things, testing the prices provided by pricing services prior to calculation of a fund's NAV, conducting periodic due diligence meetings, and periodically reviewing the methodologies and inputs used by these services.

Foreign securities and instruments are valued in their local currency following the methodologies described above. Foreign securities, instruments and currencies are translated to U.S. dollars, based on foreign currency exchange rate quotations supplied by a pricing service as of the close of the New York Stock Exchange (NYSE), which uses a proprietary model to determine the exchange rate. Forward foreign currency exchange contracts are valued at an interpolated rate based on days to maturity between the closest preceding and subsequent settlement period reported by the third party pricing service.

The Board of Trustees of the underlying Fidelity® funds has ultimate responsibility for pricing portfolio securities and assets held by those funds, but has delegated day-to-day valuation responsibilities to FMR. FMR has established the FMR Fair Value Committee (FMR Committee) to fulfill these responsibilities.

Other portfolio securities and assets for which market quotations, official closing prices, or information furnished by a pricing service are not readily available or, in the opinion of the FMR Committee or the Committee, are deemed unreliable will be fair valued in good faith by the FMR Committee or the Committee in accordance with applicable fair value pricing policies. For example, if, in the opinion of the FMR Committee or the Committee, a security's value has been materially affected by events occurring before a fund's pricing time but after the close of the exchange or market on which the security is principally traded, that security will be fair valued in good faith by the FMR Committee or the Committee in accordance with applicable fair value pricing policies. In fair valuing a security, the FMR Committee and the Committee may consider factors including price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers, and off-exchange institutional trading.

Portfolio securities and assets held by an underlying Fidelity® money market fund are valued on the basis of amortized cost. This technique involves initially valuing an instrument at its cost as adjusted for amortization of premium or accretion of discount rather than its current market value. The amortized cost value of an instrument may be higher or lower than the price a money market fund would receive if it sold the instrument.

At such intervals as they deem appropriate, the Trustees of an underlying Fidelity® money market fund consider the extent to which NAV calculated using market valuations would deviate from the $1.00 per share calculated using amortized cost valuation. If the Trustees believe that a deviation from a money market fund's amortized cost per share may result in material dilution or other unfair results to shareholders, the Trustees have agreed to take such corrective action, if any, as they deem appropriate to eliminate or reduce, to the extent reasonably practicable, the dilution or unfair results. Such corrective action could include selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; redeeming shares in kind; establishing NAV by using available market quotations; and such other measures as the Trustees may deem appropriate.

Strategic Advisers reports to the Board on the Committee’s activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the fund’s investments and ratifies the fair value determinations of the Committee.

BUYING AND SELLING INFORMATION

Shares of the fund are offered only to certain clients of Strategic Advisers or its affiliates that have granted Strategic Advisers discretionary investment authority. If you are not currently a client in a discretionary investment program offered by Strategic Advisers or its affiliates, please call 1-800-544-3455 for more information.

Investors participating in a discretionary investment program are charged an annual advisory fee based on a percentage of the average market value of assets in their account. The stated fee is then reduced by a credit reflecting the amount of fees, if any, received by Strategic Advisers or its affiliates from mutual funds for investment management or certain other services.

The fund may make redemption payments in whole or in part in readily marketable securities or other property pursuant to procedures approved by the Trustees if Strategic Advisers determines it is in the best interests of the fund. Such securities or other property will be valued for this purpose as they are valued in computing the fund's NAV. Shareholders that receive securities or other property will realize, upon receipt, a gain or loss for tax purposes, and will incur additional costs and be exposed to market risk prior to and upon the sale of such securities or other property.

The fund, in its discretion, may determine to issue its shares in kind in exchange for securities held by the purchaser having a value, determined in accordance with the fund's policies for valuation of portfolio securities, equal to the purchase price of the fund shares issued. The fund will accept for in-kind purchases only securities or other instruments that are appropriate under its investment objective and policies. In addition, the fund generally will not accept securities of any issuer unless they are liquid, have a readily ascertainable market value, and are not subject to restrictions on resale. All dividends, distributions, and subscription or other rights associated with the securities become the property of the fund, along with the securities. Shares purchased in exchange for securities in kind generally cannot be redeemed for fifteen days following the exchange to allow time for the transfer to settle.

DISTRIBUTIONS AND TAXES

Dividends. Because the fund may invest significantly in foreign securities and/or in underlying funds that invest significantly in foreign securities, corporate shareholders should not expect fund dividends to qualify for the dividends-received deduction. However, a portion of the fund's dividends, when distributed to individual shareholders, may qualify for taxation at long-term capital gains rates (provided certain holding period requirements are met). Short-term capital gains are taxable at ordinary income tax rates. Distributions by the fund to tax-advantaged retirement plan accounts are not taxable currently.

Capital Gain Distributions. Unless your shares of the fund are held in a tax-advantaged retirement plan, the fund's long-term capital gain distributions, including amounts attributable to an underlying fund's long-term capital gain distributions, are federally taxable to shareholders generally as capital gains.

Returns of Capital. If the fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in the fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold in taxable accounts.

Foreign Tax Credit or Deduction. Foreign governments may impose withholding taxes on dividends and interest earned by the fund with respect to foreign securities held directly by the fund. Foreign governments may also impose taxes on other payments or gains with respect to foreign securities held directly by the fund. As a general matter, if, at the close of its fiscal year, more than 50% of the fund's total assets is invested in securities of foreign issuers, the fund may elect to pass through eligible foreign taxes paid and thereby allow shareholders to take a deduction or, if they meet certain holding period requirements with respect to fund shares, a credit on their individual tax returns. In addition, if at the close of each quarter of its fiscal year at least 50% of the fund's total assets is represented by interests in other regulated investment companies, the same rules will apply to any foreign tax credits that underlying funds pass through to the fund. Special rules may apply to the credit for individuals who receive dividends qualifying for the long-term capital gains tax rate.

Tax Status of the Fund. The fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company, and avoid being subject to federal income or excise taxes at the fund level, the fund intends to distribute substantially all of its net investment income and net realized capital gains within each calendar year as well as on a fiscal year basis (if the fiscal year is other than the calendar year), and intends to comply with other tax rules applicable to regulated investment companies.

Fund of Funds. Because the fund is expected to invest in underlying funds in a fund of funds structure, the fund’s realized losses on sales of shares of an underlying fund may be indefinitely or permanently deferred as “wash sales.” Distributions of short-term capital gains by an underlying fund will be recognized as ordinary income by the upper-tier fund and would not be offset by the upper-tier fund’s capital loss carryforwards, if any. Capital loss carryforwards of an underlying fund, if any, would not offset net capital gains of the upper-tier fund.

Other Tax Information. The information above is only a summary of some of the tax consequences generally affecting the fund and its shareholders, and no attempt has been made to discuss individual tax consequences. It is up to you or your tax preparer to determine whether the sale of shares of the fund resulted in a capital gain or loss or other tax consequence to you. In addition to federal income taxes, shareholders may be subject to state and local taxes on fund distributions, and shares may be subject to state and local personal property taxes. Investors should consult their tax advisers to determine whether the fund is suitable to their particular tax situation.

TRUSTEES AND OFFICERS

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. If the interests of the fund and an underlying Fidelity® fund were to diverge, a conflict of interest could arise and affect how the Trustees and Members of the Advisory Board fulfill their fiduciary duties to the affected funds. Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Members of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict. Each of the Trustees oversees 14 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.

Experience, Skills, Attributes, and Qualifications of the Trustees.  The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function.  Robert A. Lawrence is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Mary C. Farrell serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds. Other Boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds, and Fidelity's equity and high income funds. The fund may invest in Fidelity® funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Brian B. Hogan (1964)

Year of Election or Appointment: 2018

Trustee

Mr. Hogan also serves as Trustee of other funds. Mr. Hogan serves as Head of Fidelity Investments’ Investment Solutions and Innovation organization (2018-present), a Director of Strategic Advisers LLC (2018-present), and a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present). Previously, Mr. Hogan served as President of FMR Co., Inc. (2009-2018), a Vice President of Fidelity's Equity and High Income funds (2009-2018), a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-2018), Trustee of certain Fidelity® funds (2014-2018), President of the Equity Division of FMR (investment adviser firm, 2009-2018), Senior Vice President, Equity Research of FMR (2006-2009), and as a portfolio manager. Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Robert A. Lawrence (1952)

Year of Election or Appointment: 2016

Trustee

Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with Strategic Advisers.

+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Peter C. Aldrich (1944)

Year of Election or Appointment: 2006

Trustee

Mr. Aldrich also serves as Trustee of other funds. Mr. Aldrich is a Director of the National Bureau of Economic Research, a Director of the funds of BlackRock Realty Group (2006-present), and a Director of LivelyHood, Inc. (private corporation, 2013-present). Previously, Mr. Aldrich served as a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich previously was a founder, Chief Executive Officer, and Chairman of AEW Capital Management, L.P. (then “Aldrich, Eastman and Waltch, L.P.”). Mr. Aldrich also served as a Director of Zipcar, Inc. (car sharing services, 2001-2009) and as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member Emeritus of the Board of Trustees of the Museum of Fine Arts Boston and an Overseer of the Massachusetts Eye and Ear Infirmary.

Ralph F. Cox (1932)

Year of Election or Appointment: 2006

Trustee

Mr. Cox also serves as Trustee of other funds. Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Mr. Cox is a Director of Abraxas Petroleum (exploration and production, 1999-present). Mr. Cox is a member of the Advisory Boards of the Business and Engineering Schools of Texas A&M University and the Engineering School of University of Texas at Austin. Previously, Mr. Cox served as a Trustee for the Fidelity Rutland Square Trust (2005-2010) and as an Advisory Director of CH2M Hill Companies (engineering, 1981-2011). Mr. Ralph F. Cox and Mr. Howard E. Cox, Jr. are not related.

Mary C. Farrell (1949)

Year of Election or Appointment: 2013

Trustee

Ms. Farrell also serves as Trustee of other funds. Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and President (2009-present) and Director (2006-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell serves as Chairman of the Board of Trustees of Yale-New Haven Hospital and on the Yale New Haven Health System Board and previously served as Trustee on the Board of Overseers of the New York University Stern School of Business.

Karen Kaplan (1960)

Year of Election or Appointment: 2006

Trustee

Ms. Kaplan also serves as Trustee of other funds. Ms. Kaplan is Chairman (2014-present) and Chief Executive Officer (2013-present) of Hill Holliday (advertising and specialized marketing). Ms. Kaplan is a Director of The Michaels Companies, Inc. (specialty retailer, 2015-present), Member of the Board of Governors of the Chief Executives’ Club of Boston (2010-present), Member of the Executive Committee of the Greater Boston Chamber of Commerce (2006-present), Advisory Board Member of the National Association of Corporate Directors Chapter (2012-present), Member of the Board of Trustees of the Post Office Square Trust (2012-present), Trustee of the Brigham and Women’s Hospital (2016-present), Overseer of the Boston Symphony Orchestra (2014-present), Member of the Board of Directors of The Advertising Council, Inc. (2016-present), and Member of the Ron Burton Training Village Executive Board of Advisors (2018-present). Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), a member of the Clinton Global Initiative (2010-2015), Director of DSM (dba Delta Dental and DentaQuest) (2004-2014), Formal Appointee of the 2015 Baker-Polito Economic Development Council, Director of Vera Bradley Inc. (designer of women’s accessories, 2012-2015), Member of the Board of Directors of the Massachusetts Conference for Women (2008-2015), Member of the Board of Directors of Jobs for Massachusetts (2012-2015), President of the Massachusetts Women’s Forum (2008-2010), Treasurer of the Massachusetts Women’s Forum (2002-2006), and Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010).

Heidi L. Steiger (1953)

Year of Election or Appointment: 2017

Trustee

Ms. Steiger also serves as Trustee of other funds. Ms. Steiger serves as a member of the Global Advisory Board and Of Counsel to Signum Global Advisors (international policy and strategy, 2018-present), a guest lecturer in the joint degree program in Global Luxury Management at North Carolina State University (Raleigh, NC) and Skema (Paris) (2018-present), Managing Partner of Topridge Associates, LLC (consulting, 2005-present), and a member of the Board of Directors (2013-present) and Chair of the Audit Committee and member of the Membership and Executive Committees (2017-present) of Business Executives for National Security (nonprofit). Previously, Ms. Steiger served as Eastern Region President of The Private Client Reserve of U.S. Bancorp (banking and financial services, 2010-2015), Advisory Director of Berkshire Capital Securities, LLC (financial services, 2009-2010), President and Senior Advisor of Lowenhaupt Global Advisors, LLC (financial services, 2005-2007), and President and Contributing Editor of Worth Magazine (2004-2005) and held a variety of positions at Neuberger Berman Group, LLC (financial services, 1986-2004), including Partner and Executive Vice President and Global Head of Private Asset Management at Neuberger Berman (1999-2004). Ms. Steiger also served as a member of the Board of Directors of Nuclear Electric Insurance Ltd (insurer of nuclear utilities, 2006-2017), a member of the Board of Trustees and Audit Committee of the Eaton Vance Funds (2007-2010), a member of the Board of Directors of Aviva USA (formerly AmerUs) (insurance, 2004-2014), and a member of the Board of Trustees and Audit Committee and Chair of the Investment Committee of CIFG (financial guaranty insurance, 2009-2012), and a member of the Board of Directors of Kin Group Plc (formerly, Fitbug Holdings) (health and technology, 2016-2017).

+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Howard E. Cox, Jr. may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Howard E. Cox, Jr. (1944)

Year of Election or Appointment: 2009

Member of the Advisory Board

Mr. Cox also serves as Member of the Advisory Board of other funds. Mr. Cox is a Partner of Greylock (venture capital, 1971-present) and a Director of Stryker Corporation (medical products and services, 1974-present). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010). Mr. Cox also serves as a Member of the Secretary of Defense's Business Board of Directors (2008-present), a Director of Business Executives for National Security (1997-present), a Director of the Brookings Institution (2010-present), a Director of the World Economic Forum’s Young Global Leaders Foundation (2009-present), and is a Member of the Harvard Medical School Board of Fellows (2002-present). Mr. Howard E. Cox, Jr. and Mr. Ralph F. Cox are not related.

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

President and Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

James D. Gryglewicz (1972)

Year of Election or Appointment: 2015

Chief Compliance Officer

Mr. Gryglewicz also serves as Chief Compliance Officer of other funds. Mr. Gryglewicz serves as Compliance Officer of Strategic Advisers LLC (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present), Senior Vice President of Asset Management Compliance (2009-present), and is an employee of Fidelity Investments (2004-present). Previously, Mr. Gryglewicz served as Chief Compliance Officer of certain Fidelity® funds (2014-2018).

John Hitt (1967)

Year of Election or Appointment: 2014

Secretary and Chief Legal Officer

Mr. Hitt also serves as an officer of other funds. Mr. Hitt serves as Senior Vice President and Deputy General Counsel in Fidelity's Asset Management Group (2010-present) and is an employee of Fidelity Investments.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018). Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Christina H. Lee (1975)

Year of Election or Appointment: 2018

Assistant Secretary

Ms. Lee also serves as Assistant Secretary of other funds. Ms. Lee serves as Vice President, Associate General Counsel (2014-present) and is an employee of Fidelity Investments (2007-present).

Chris Maher (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Standing Committees of the Trustees. The Board of Trustees has established two committees to supplement the work of the Board as a whole. The members of each committee are Independent Trustees.

The Audit and Compliance Committee is composed of all of the Independent Trustees, with Ms. Steiger currently serving as Chair. All committee members must be able to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement. The committee determines whether at least one member of the committee is an "audit committee financial expert" as defined in rules promulgated by the SEC under the Sarbanes-Oxley Act of 2002. The committee normally meets in conjunction with in person meetings of the Board of Trustees, or more frequently as called by the Chair or a majority of committee members. The committee meets separately periodically with the fund's Treasurer, the fund's Chief Financial Officer, the fund's CCO, personnel responsible for the internal audit function of FMR LLC, and the fund's outside auditors. The committee has direct responsibility for the appointment, compensation, and oversight of the work of the outside auditors employed by the fund for the purpose of preparing or issuing an audit report or related work. The committee assists the Trustees in overseeing and monitoring: (i) the systems of internal accounting and financial controls of the fund and the fund's service providers, (ii) the financial reporting processes of the fund, (iii) the independence, objectivity and qualification of the auditors to the fund, (iv) the annual audits of the fund's financial statements, and (v) the accounting policies and disclosures of the fund. The committee considers and acts upon (i) the provision by any outside auditor of any non-audit services for any fund, and (ii) the provision by any outside auditor of certain non-audit services to fund service providers and their affiliates to the extent that such approval (in the case of this clause (ii)) is required under applicable regulations (auditor independence regulations) of the SEC. It is responsible for approving all audit engagement fees and terms for the fund and for resolving disagreements between the fund and any outside auditor regarding any fund's financial reporting, and has sole authority to hire and fire any auditor. Auditors of the fund report directly to the committee. The committee will obtain assurance of independence and objectivity from the outside auditors, including a formal written statement delineating all relationships between the auditor and the fund and any service providers consistent with Public Company Accounting Oversight Board (PCAOB) Ethics and Independence Rule 3526, Communication with Audit Committees Concerning Independence. The committee will discuss with the outside auditors any such disclosed relationships and their impact on the auditor's independence and objectivity. The committee will receive reports of compliance with provisions of the auditor independence regulations relating to the hiring of employees or former employees of the outside auditors. It oversees and receives reports on the fund's service providers' internal controls and reviews with management, internal audit personnel of FMR LLC, and outside auditors the adequacy and effectiveness of the fund's and service providers' accounting and financial controls, including: (i) any significant deficiencies or material weaknesses in the design or operation of internal controls over financial reporting that are reasonably likely to adversely affect the fund's ability to record, process, summarize, and report financial data; (ii) any change in the fund's internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the fund's internal control over financial reporting; and (iii) any fraud, whether material or not, that involves management or other employees who have a significant role in the fund's or service provider's internal controls over financial reporting. The committee will review with counsel any legal matters that may have a material impact on the fund's financial statements and any material reports or inquiries received from regulators or governmental agencies. The committee reviews at least annually a report from the outside auditor describing (i) any material issues raised by the most recent internal quality control review, peer review, or PCAOB examination of the auditing firm and (ii) any material issues raised by any inquiry or investigation by governmental or professional authorities of the auditing firm since the most recent report and in each case any steps taken to deal with such issues. The committee will oversee and receive reports on the fund's financial reporting process from the fund's Treasurer and outside auditors and will receive reports from any outside auditor relating to (i) critical accounting policies and practices used by the fund, (ii) alternative accounting treatments that the auditor has discussed with Strategic Advisers, and (iii) other material written communications between the auditor and Strategic Advisers (as determined by the auditor). The committee will discuss with Strategic Advisers, the fund's Treasurer, outside auditors and, if appropriate, internal audit personnel of FMR LLC, their qualitative judgments about the appropriateness and acceptability of accounting principles and financial disclosure practices used or proposed for adoption by the fund. The committee will review with Strategic Advisers, the fund's Treasurer, outside auditors, and internal audit personnel of FMR LLC (to the extent relevant) the results of audits of the fund's financial statements. The committee will discuss regularly and oversee the review of the fund's major internal controls exposures, the steps that have been taken to monitor and control such exposures, and any risk management programs relating to the fund. The committee also oversees the administration and operation of the compliance policies and procedures of the fund and fund's service providers as required by Rule 38a-1 of the 1940 Act. The committee is responsible for the review and approval of policies and procedures relating to (i) provisions of the Code of Ethics, (ii) anti-money laundering requirements, (iii) compliance with investment restrictions and limitations, (iv) privacy, (v) recordkeeping, and (vi) other compliance policies and procedures which are not otherwise delegated to another committee of the Board of Trustees or reserved to the Board itself. The committee has responsibility for recommending to the Board the designation of a CCO of the fund. The committee serves as the primary point of contact between the CCO and the Board, it oversees the annual performance review and compensation of the CCO and, if required, makes recommendations to the Board with respect to the removal of the appointed CCO. The committee receives reports on significant correspondence with regulators or governmental agencies, employee complaints or published reports which raise concerns regarding compliance matters, and copies of significant non-routine correspondence with the SEC. The committee receives reports from the CCO including the annual report concerning the fund's compliance policies as required by Rule 38a-1 and quarterly reports in respect of any breaches of fiduciary duty or violations of federal securities laws. During the fiscal year ended February 28, 2019, the committee held four meetings.

The Governance and Nominating Committee is composed of all of the Independent Trustees, with Ms. Farrell currently serving as Chair. The committee meets as called by the Chair. With respect to fund governance and board administration matters, the committee periodically reviews procedures of the Board of Trustees and its committees (including committee charters) and periodically reviews compensation of Independent Trustees. The committee monitors corporate governance matters and makes recommendations to the Board of Trustees on the frequency and structure of the Board of Trustee meetings and on any other aspect of Board procedures. It reviews the performance of legal counsel employed by the funds and the Independent Trustees. On behalf of the Independent Trustees, the committee will make such findings and determinations as to the independence of counsel for the Independent Trustees as may be necessary or appropriate under applicable regulations or otherwise. The committee is also responsible for Board administrative matters applicable to Independent Trustees, such as expense reimbursement policies and compensation for attendance at meetings, conferences and other events. The committee monitors compliance with, acts as the administrator of, and makes determinations in respect of, the provisions of the code of ethics and any supplemental policies regarding personal securities transactions applicable to the Independent Trustees. The committee monitors the functioning of each Board committee and makes recommendations for any changes, including the creation or elimination of standing or ad hoc Board committees. The committee monitors regulatory and other developments to determine whether to recommend modifications to the committee's responsibilities or other Trustee policies and procedures in light of rule changes, reports concerning "best practices" in corporate governance and other developments in mutual fund governance. The committee recommends that the Board establish such special or ad hoc Board committees as may be desirable or necessary from time to time in order to address ethical, legal, or other matters that may arise. The committee also oversees the annual self-evaluation of the Board of Trustees and establishes procedures to allow it to exercise this oversight function. In conducting this oversight, the committee shall address all matters that it considers relevant to the performance of the Board of Trustees and shall report the results of its evaluation to the Board of Trustees, including any recommended amendments to the principles of governance, and any recommended changes to the fund's or the Board of Trustees' policies, procedures, and structures. The committee reviews periodically the size and composition of the Board of Trustees as a whole and recommends, if necessary, measures to be taken so that the Board of Trustees reflects the appropriate balance of knowledge, experience, skills, expertise, and diversity required for the Board as a whole and contains at least the minimum number of Independent Trustees required by law. The committee makes nominations for the election or appointment of Independent Trustees and for membership on committees. The committee shall have authority to retain and terminate any third-party advisers, including authority to approve fees and other retention terms. Such advisers may include search firms to identify Independent Trustee candidates and board compensation consultants. The committee may conduct or authorize investigations into or studies of matters within the committee's scope of responsibilities, and may retain, at the fund's expense, such independent counsel or other advisers as it deems necessary. The committee will consider nominees to the Board of Trustees recommended by shareholders based upon the criteria applied to candidates presented to the committee by a search firm or other source. Recommendations, along with appropriate background material concerning the candidate that demonstrates his or her ability to serve as an Independent Trustee of the fund, should be submitted to the Chair of the committee at the address maintained for communications with Independent Trustees. If the committee retains a search firm, the Chair will generally forward all such submissions to the search firm for evaluation. During the fiscal year ended February 28, 2019, the committee held three meetings.

The following table sets forth information describing the dollar range of equity securities beneficially owned by each Trustee in the fund and in all funds in the aggregate within the same fund family overseen by the Trustee for the calendar year ended December 31, 2018.

Interested Trustees
DOLLAR RANGE OF FUND SHARES	Brian B.Hogan	Robert A.Lawrence
Strategic Advisers® International Fund	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	none	none

Independent Trustees
DOLLAR RANGE OF FUND SHARES	Peter C.Aldrich	Ralph F.Cox	Mary C.Farrell	KarenKaplan
Strategic Advisers® International Fund	none	over $100,000	none	over $100,000
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	none	over $100,000
DOLLAR RANGE OF FUND SHARES	Heidi L.Steiger
Strategic Advisers® International Fund	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	none

The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board (if any) for his or her services for the fiscal year ended February 28, 2019, or calendar year ended December 31, 2018, as applicable.

Compensation Table(1)
AGGREGATE COMPENSATION FROM A FUND	Peter C.Aldrich	Ralph F.Cox	Mary C.Farrell	KarenKaplan
Strategic Advisers® International Fund(2)	$ 27,961	$ 27,669	$ 31,446	$ 27,961
TOTAL COMPENSATION FROM THE FUND COMPLEX(3)	$ 260,000	$ 257,500	$ 290,000	$ 260,000
AGGREGATE COMPENSATION FROM A FUND	Heidi L.Steiger
Strategic Advisers® International Fund(2)	$ 31,446
TOTAL COMPENSATION FROM THE FUND COMPLEX(3)	$ 290,000

(1)  Brian B. Hogan, Robert A. Lawrence, and Howard E. Cox, Jr. are interested persons and are compensated by Strategic Advisers or an affiliate (including FMR).

(2)  Compensation figures include cash and may include amounts elected to be deferred. Certain individuals' aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Mary C. Farrell, $11,109; and Karen Kaplan, $19,440.

(3)  Reflects compensation received for the calendar year ended December 31, 2018, for 14 funds of one trust. Compensation figures include cash and may include amounts elected to be deferred. Certain individuals elected voluntarily to defer a portion of their compensation as follows: Mary C. Farrell, $119,804; and Karen Kaplan, $209,999.

As of February 28, 2019, the Trustees, Members of the Advisory Board (if any), and officers of the fund owned, in the aggregate, less than 1% of each class's total outstanding shares, with respect to the fund.

CONTROL OF INVESTMENT ADVISERS

FMR LLC, as successor by merger to FMR Corp., is the ultimate parent company of Strategic Advisers and FIAM. The voting common shares of FMR LLC are divided into two series. Series B is held predominantly by members of the Johnson family, including Abigail P. Johnson, directly or through trusts, and is entitled to 49% of the vote on any matter acted upon by the voting common shares. Series A is held predominantly by non-Johnson family member employees of FMR LLC and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Series B shareholders have entered into a shareholders' voting agreement under which all Series B shares will be voted in accordance with the majority vote of Series B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting securities of that company. Therefore, through their ownership of voting common shares and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR LLC.

At present, the primary business activities of FMR LLC and its subsidiaries are: (i) the provision of investment advisory, management, shareholder, investment information and assistance and certain fiduciary services for individual and institutional investors; (ii) the provision of securities brokerage services; (iii) the management and development of real estate; and (iv) the investment in and operation of a number of emerging businesses.

Arrowstreet is a Massachusetts limited partnership whose general partner is Arrowstreet Capital GP LLC (a Delaware limited liability company) and whose sole limited partner is Arrowstreet Capital Holding LLC (a Delaware limited liability company), the ultimate owner of Arrowstreet. Arrowstreet Capital Holding LLC is the sole member of, and wholly-owns, Arrowstreet Capital GP LLC. Arrowstreet Capital Holding LLC is wholly-owned and controlled by its board of directors, consisting of Arrowstreet’s senior management team and its non-executive directors. No member of Arrowstreet Capital Holding LLC owns more than 25% of its membership interests.

Causeway was founded in 2001 and is a Delaware limited liability company which is a wholly-owned subsidiary of Causeway Capital Holdings LLC. Sarah H. Ketterer and Harry W. Hartford, chief executive officer and president of Causeway, respectively, each controls, through estate planning vehicles, Causeway Capital Holdings LLC and, in turn, Causeway, through his or her executive office and voting control of Causeway Capital Holdings LLC.

FIAM is a registered investment adviser. FMR LLC is the ultimate parent company of FIAM. Information regarding the ownership of FMR LLC is disclosed above.

FIL Limited, a Bermuda company formed in 1968, is the ultimate parent company of FIL Investment Advisors (FIA) and FIL Investment Advisors (UK) Limited (FIA(UK)). Abigail P. Johnson, other Johnson family members, and various trusts for the benefit of the Johnson family own, directly or indirectly, more than 25% of the voting common stock of FIL Limited. At present, the primary business activities of FIL Limited and its subsidiaries are the provision of investment advisory services to non-U.S. investment companies and private accounts investing in securities throughout the world.

Geode, a registered investment adviser, is a subsidiary of Geode Capital Holdings LLC. Geode was founded in January 2001 to develop and manage quantitative and investment strategies and to provide advisory and sub-advisory services.

MFS and its predecessor organizations have a history of money management dating from 1924. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services company).

T. Rowe Price is a registered investment adviser. T. Rowe Price Group, Inc., a publicly-traded financial services holding company (NASDAQ: TROW), owns 100% of the stock of T. Rowe Price and all of its subsidiaries.

TSW is an indirect subsidiary of BrightSphere Investment Group plc. TSW has been a registered investment adviser since 1970.

William Blair is a limited liability company that is 100% owned by WBC Holdings, L.P., a limited partnership. The affairs of William Blair are controlled by the general partner of WBC Holdings, L.P., WBC GP, L.L.C., which in turn, is controlled by the Executive Committee. The Executive Committee is composed of John R. Ettelson, Brent W. Gledhill, Arthur J. Simon, Jeffrey Urbina, Jon Zindel, John C. Moore, Stephanie Braming, and Ryan DeVore.

Strategic Advisers, Arrowstreet, Causeway, FIAM, FIA, Geode, MFS, T. Rowe Price, TSW, William Blair (the Investment Advisers), Fidelity Distributors Corporation (FDC), and the fund have adopted codes of ethics under Rule 17j-1 of the 1940 Act that set forth employees' fiduciary responsibilities regarding the fund, establish procedures for personal investing, and restrict certain transactions. Employees subject to the codes of ethics, including the Investment Advisers' investment personnel, may invest in securities for their own investment accounts, including securities that may be purchased or held by the fund.

MANAGEMENT CONTRACT

The fund has entered into a management contract with Strategic Advisers, pursuant to which Strategic Advisers furnishes investment advisory and other services.

The fund's initial shareholder approved a proposal permitting Strategic Advisers to enter into new or amended sub-advisory agreements with one or more unaffiliated sub-advisers without obtaining shareholder approval of such agreements, subject to conditions of an exemptive order that has been granted by the SEC (Exemptive Order). One of the conditions of the Exemptive Order requires the Board of Trustees to approve any such agreement. Subject to oversight by the Board of Trustees, Strategic Advisers has the ultimate responsibility to oversee the fund's sub-advisers and recommend their hiring, termination, and replacement. In the event the Board of Trustees approves a sub-advisory agreement with a new unaffiliated sub-adviser, shareholders will be provided with information about the new sub-adviser and sub-advisory agreement within ninety days of appointment.

Strategic Advisers has retained Arrowstreet, Causeway, FIAM, FIA, Geode, MFS, T. Rowe Price, TSW, and William Blair to serve as sub-advisers for the fund. FIA, in turn, has retained FIA(UK) to serve as a sub-subadviser for the fund. The sub-advisers do not sponsor the fund.

It is not possible to predict the extent to which the fund's assets will be invested by a particular sub-adviser at any given time and one or more sub-advisers may not be managing any assets for the fund at any given time.

Management and Sub-Advisory Services. Under the terms of its management contract with the fund, Strategic Advisers acts as investment adviser and, subject to the supervision of the Board of Trustees, directs the investments of the fund in accordance with its investment objective, policies and limitations. Strategic Advisers is authorized, in its discretion, to allocate the fund's assets pursuant to its investment strategy. Strategic Advisers or its affiliates provide the fund with all necessary office facilities and personnel for servicing the fund's investments, compensate all officers of the fund and all Trustees who are interested persons of the trust or of Strategic Advisers, and compensate all personnel of the fund or Strategic Advisers performing services relating to research, statistical and investment activities.

In addition, Strategic Advisers or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of the fund. These services include providing facilities for maintaining the fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with the fund; preparing all general shareholder communications and conducting shareholder relations; maintaining the fund's records and the registration of the fund's shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for the fund; and furnishing reports, evaluations and analyses on a variety of subjects to the Trustees.

Under its respective sub-advisory agreement, and subject to the supervision of the Board of Trustees, each sub-adviser directs the investment of its allocated portion of the fund's assets in accordance with the fund's investment objective, policies and limitations.

Management-Related Expenses. In addition to the management fee payable to Strategic Advisers, the fund pays all of its expenses that are not assumed by Strategic Advisers or its affiliates. Under the terms of separate agreements between Strategic Advisers and the fund’s transfer agent and service agent, Strategic Advisers or an affiliate is responsible for the payment of any fees associated with the transfer agent and service agent agreements. The fund pays for the typesetting, printing, and mailing of its proxy materials to shareholders, legal expenses, and the fees of the custodian, auditor, and Independent Trustees. The fund's management contract further provides that the fund will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders. Other expenses paid by the fund include interest, taxes, brokerage commissions, fees and expenses associated with the fund's securities lending program, if applicable, the fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal securities laws and making necessary filings under state securities laws. The fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.

Management Fee.

For the services of Strategic Advisers under the management contract, the fund pays Strategic Advisers a monthly management fee calculated by adding the annual rate of 0.25% of the fund's average daily net assets throughout the month plus the total fees payable monthly to the fund's sub-advisers, if any, based upon each sub-adviser's respective allocated portion of the fund's assets; provided, however, that the fund's maximum aggregate annual management fee will not exceed 1.00% of the fund's average daily net assets.

In addition, Strategic Advisers has contractually agreed to waive a portion of the fund's management fee in an amount equal to 0.25% of the average daily net assets of the fund until September 30, 2021. The fee waiver will increase returns.

The following table shows the amount of management fees paid by the fund to Strategic Advisers for the past three fiscal years. In addition, the table shows the amount of waivers reducing management fees.

Fund	Fiscal Years Ended February 28	Amount of Waivers Reducing Management Fees	Management Fees Paid to Investment Adviser	Management Fees Paid as a % of Average Net Assets of the Fund
Strategic Advisers® International Fund	2019	$40,403,749	$25,233,783	0.16%
	2018	$42,695,559	$25,718,527	0.15%
	2017	$44,437,559	$24,626,895	0.14%

Strategic Advisers may, from time to time, voluntarily reimburse all or a portion of a fund's or, in the case of a multiple class fund, a class's operating expenses. Strategic Advisers retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year.

Expense reimbursements will increase returns, and repayment of the reimbursement will decrease returns.

Sub-Adviser - Arrowstreet. The fund and Strategic Advisers have entered into a sub-advisory agreement with Arrowstreet pursuant to which Arrowstreet may provide investment advisory services for the fund. Under the terms of the sub-advisory agreement, for providing investment management services to the fund, Strategic Advisers pays Arrowstreet fees based on the net assets of the portion of the fund managed by Arrowstreet pursuant to a separately negotiated investment mandate (a "Strategy"). The fees are calculated using the effective rate applicable to Aggregated Assets managed by Arrowstreet under a particular Strategy. Aggregated Assets for a particular Strategy means the assets of all registered investment companies managed by Strategic Advisers that are managed by Arrowstreet pursuant to that Strategy.

Sub-Adviser - Causeway. The fund and Strategic Advisers have entered into a sub-advisory agreement with Causeway pursuant to which Causeway may provide investment advisory services for the fund. Under the terms of the sub-advisory agreement, for providing investment management services to the fund, Strategic Advisers pays Causeway fees based on the net assets of the portion of the fund managed by Causeway pursuant to a separately negotiated Strategy. The fees are calculated using the effective rate applicable to Aggregated Assets managed by Causeway under a particular Strategy. Aggregated Assets for a particular Strategy means the assets of all registered investment companies managed by Strategic Advisers that are managed by Causeway pursuant to that Strategy.

Sub-Adviser - FIAM. The fund and Strategic Advisers have entered into a sub-advisory agreement with FIAM pursuant to which FIAM may provide investment advisory services for the fund. Under the terms of the sub-advisory agreement, for providing investment management services to the fund, Strategic Advisers pays FIAM fees based on the net assets of the portion of the fund managed by FIAM pursuant to a separately negotiated Strategy. The fees are calculated using the effective rate applicable to Aggregated Assets managed by FIAM under a particular Strategy. Aggregated Assets for a particular Strategy means the assets of all registered investment companies managed by Strategic Advisers that are managed by FIAM pursuant to that Strategy.

The following fee rate schedules apply to the mandates below.

Emerging Markets: 0.99% of the first $150 million in assets and 0.95% on any amount in excess of $150 million in assets.

Select International: 0.24% on all assets.

Select International Plus: 0.24% on all assets.

Select Emerging Markets Equity: 0.43% on all assets.

Sub-Adviser - FIA. The fund and Strategic Advisers have entered into a sub-advisory agreement with FIA pursuant to which FIA may provide investment advisory services for the fund. Under the terms of the sub-advisory agreement, for providing investment management services to the fund, Strategic Advisers pays FIA fees based on the net assets of the portion of the fund managed by FIA pursuant to a separately negotiated Strategy. The fees are calculated using the effective rate applicable to Aggregated Assets managed by FIA under a particular Strategy. Aggregated Assets for a particular Strategy means the assets of all registered investment companies managed by Strategic Advisers that are managed by FIA pursuant to that Strategy.

The following fee rate schedule applies to the mandate below.

Regional: 0.55% of the first $100 million in assets; 0.52% of the next $200 million in assets; 0.50% of the next $200 million in assets; and 0.40% on any amount in excess of $500 million in assets.

On behalf of the fund, FIA, in turn, has entered into a sub-subadvisory agreement with FIA(UK). Pursuant to the sub-subadvisory agreement, FIA may receive from the sub-subadviser investment research and advice on issuers outside the United States (non-discretionary services) and FIA may grant the sub-subadviser investment management authority and the authority to buy and sell securities if FIA believes it would be beneficial to the fund (discretionary services). FIA, not the fund, pays FIA (UK).

Sub-Adviser - Geode. The fund and Strategic Advisers have entered into a sub-advisory agreement with Geode pursuant to which Geode may provide investment advisory services for the fund. Under the terms of the sub-advisory agreement, for providing investment management services to the fund, Strategic Advisers pays Geode fees based on the net assets of the portion of the fund managed by Geode pursuant to a separately negotiated Strategy. The fees are calculated using the effective rate applicable to Aggregated Assets managed by Geode under a particular Strategy. Aggregated Assets for a particular Strategy means the assets of all registered investment companies managed by Strategic Advisers that are managed by Geode pursuant to that Strategy.

The following fee rate schedule applies to the mandate below.

International Factor-Based: 0.175% of the first $500 million in assets; 0.15% of the next $500 million in assets; and 0.125% on any amount in excess of $1 billion in assets.

Sub-Adviser – MFS. The fund and Strategic Advisers have entered into a sub-advisory agreement with MFS pursuant to which MFS may provide investment advisory services for the fund. Under the terms of the sub-advisory agreement, for providing investment management services to the fund, Strategic Advisers pays MFS fees based on the net assets of the portion of the fund managed by MFS pursuant to a separately negotiated Strategy. The fees are calculated using the effective rate applicable to Aggregated Assets managed by MFS under a particular Strategy. Aggregated Assets for a particular Strategy means the assets of all registered investment companies managed by Strategic Advisers that are managed by MFS pursuant to that Strategy.

Sub-Adviser - T. Rowe Price. The fund and Strategic Advisers have entered into a sub-advisory agreement with T. Rowe Price pursuant to which T. Rowe Price may provide investment advisory services for the fund. Under the terms of the sub-advisory agreement, for providing investment management services to the fund, Strategic Advisers pays T. Rowe Price fees based on the net assets of the portion of the fund managed by T. Rowe Price pursuant to a separately negotiated Strategy. The fees are calculated using the effective rate applicable to Aggregated Assets managed by T. Rowe Price under a particular Strategy. Aggregated Assets for a particular Strategy means the assets of all registered investment companies managed by Strategic Advisers that are managed by T. Rowe Price pursuant to that Strategy.

Sub-Adviser – TSW. The fund and Strategic Advisers have entered into a sub-advisory agreement with TSW pursuant to which TSW may provide investment advisory services for the fund. Under the terms of the sub-advisory agreement, for providing investment management services to the fund, Strategic Advisers pays TSW fees based on the net assets of the portion of the fund managed by TSW pursuant to a separately negotiated Strategy. The fees are calculated using the effective rate applicable to Aggregated Assets managed by TSW under a particular Strategy. Aggregated Assets for a particular Strategy means the assets of all registered investment companies managed by Strategic Advisers that are managed by TSW pursuant to that Strategy.

Sub-Adviser – William Blair. The fund and Strategic Advisers have entered into a sub-advisory agreement with William Blair pursuant to which William Blair may provide investment advisory services for the fund. Under the terms of the sub-advisory agreement, for providing investment management services to the fund, Strategic Advisers pays William Blair fees based on the net assets of the portion of the fund managed by William Blair pursuant to a separately negotiated Strategy. The fees are calculated using the effective rate applicable to Aggregated Assets managed by William Blair under a particular Strategy. Aggregated Assets for a particular Strategy means the assets of all registered investment companies managed by Strategic Advisers that are managed by William Blair pursuant to that Strategy.

The following table shows the aggregate amount of sub-advisory fees paid by Strategic Advisers, on behalf of the fund, to unaffiliated sub-advisers for the past three fiscal years.

Fund	Fiscal Years Ended February 28	Aggregate Sub-Advisory Fees Paid to Unaffiliated Sub-Adviser(s)	Aggregate Sub-Advisory Fees Paid to Unaffiliated Sub-Adviser(s) as a % of Average Net Assets of the Fund
Strategic Advisers® International Fund	2019	$25,236,873	0.16%
	2018	$25,718,766	0.15%
	2017	$24,645,036	0.14%

Differences between the amount of the management fees paid by the fund to Strategic Advisers and the aggregate amount of the sub-advisory fees paid by Strategic Advisers, on behalf of the fund, to unaffiliated sub-advisers may be due to expense estimates, which are accrued in the period to which they relate and adjusted when actual amounts are known.

Wilfred Chilangwa is an employee of Strategic Advisers, a subsidiary of FMR LLC and an affiliate of FMR. Strategic Advisers is the adviser to the fund.

Mr. Chilangwa is lead portfolio manager of the fund and receives compensation for his services. As of February 28, 2019, portfolio manager compensation generally consists of a fixed base salary determined periodically (typically annually), a bonus, in certain cases, participation in several types of equity-based compensation plans, and, if applicable, relocation plan benefits. A portion of the portfolio manager's compensation may be deferred based on criteria established by Strategic Advisers or at the election of the portfolio manager.

The portfolio manager's base salary is determined by level of responsibility and tenure at Strategic Advisers or its affiliates. The primary components of the portfolio manager's bonus are based on (i) the pre-tax investment performance of the portfolio manager's fund(s) and account(s) measured against a benchmark index and a defined peer group assigned to each fund or account, and (ii) the investment performance of a broad range of Strategic Advisers® funds and accounts, including the fund. Accounts may include model portfolios designed for asset allocation, retirement planning, or tax-sensitive goals. The pre-tax investment performance of the portfolio manager's fund(s) and account(s) is weighted according to his tenure on those fund(s) and account(s), and the average asset size of those fund(s) and account(s) over his tenure. Each component is calculated separately over a measurement period that initially is contemporaneous with the portfolio manager's tenure, but that eventually encompasses rolling periods of up to five years for the comparison to a benchmark index and peer group. A subjective component of the bonus is based on the portfolio manager's overall contribution to management of Strategic Advisers. The portion of the portfolio manager's bonus that is linked to the investment performance of his fund is based on the fund's pre-tax investment performance measured against the MSCI EAFE Index (net MA tax), and the pre-tax investment performance of the fund measured against the Morningstar® Foreign Large Blend Category. The portfolio manager may be compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR LLC, Strategic Advisers' parent company. FMR LLC is a diverse financial services company engaged in various activities that include fund management, brokerage, retirement, and employer administrative services. If requested to relocate their primary residence, portfolio managers also may be eligible to receive benefits, such as home sale assistance and payment of certain moving expenses, under relocation plans for most full-time employees of FMR LLC and its affiliates.

The portfolio manager's compensation plan may give rise to potential conflicts of interest. Although investors in the fund may invest through either tax-deferred accounts or taxable accounts, the portfolio manager's compensation is linked to the pre-tax performance of the fund, rather than its after-tax performance. The portfolio manager's base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales. When a portfolio manager takes over a fund or an account, the time period over which performance is measured may be adjusted to provide a transition period in which to assess the portfolio. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts. In addition, a fund's trade allocation policies and procedures may give rise to conflicts of interest if the fund's orders do not get fully executed due to being aggregated with those of other accounts managed by Strategic Advisers or an affiliate. The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by a fund. Securities selected for other funds or accounts may outperform the securities selected for the fund. Portfolio managers may be permitted to invest in the funds they manage, even if a fund is closed to new investors. Trading in personal accounts, which may give rise to potential conflicts of interest, is restricted by a fund's Code of Ethics.

The following table provides information relating to other accounts managed by Mr. Chilangwa as of February 28, 2019:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	4	64	none
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$28,693	$30,566	none
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes Strategic Advisers® International Fund ($15,909 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund’s fiscal year-end.

As of February 28, 2019, the dollar range of shares of Strategic Advisers® International Fund beneficially owned by Mr. Chilangwa was $100,001 - $500,000.

PROXY VOTING GUIDELINES

Proxy Voting - Strategic Advisers.

The following Proxy Voting Guidelines were established by the Board of Trustees of Fidelity Rutland Square Trust II on behalf of the fund, after consultation with Strategic Advisers. (The guidelines are reviewed periodically by Strategic Advisers and its affiliates and by the Independent Trustees of the fund, and, accordingly, are subject to change.)

I. General Principles

A. The funds in the trust generally intend to vote shares of underlying funds using echo voting procedures (that is, in the same proportion as the holders of all other shares of the particular underlying fund).

B. Any proposals not covered by paragraph A above or other special circumstances will be evaluated based on a proposal's likelihood to enhance the long-term economic returns or profitability of the company or to maximize long-term shareholder value.

Sub-Adviser(s):

Proxy voting policies and procedures are used by a sub-adviser to determine how to vote proxies relating to the securities held by its allocated portion of the fund's assets. The proxy voting policies and procedures used by a sub-adviser are described below.

Proxy Voting - Arrowstreet.

Introduction

We have adopted this policy and related procedures to provide for voting of securities held in client accounts consistent with our fiduciary duty of care and loyalty and in a manner consistent with the best interest of the client and, in the case of benefit plans subject to ERISA, in the best interest of the plan participants and beneficiaries. Capitalized terms used in this policy and not defined have the meaning ascribed in the Compliance Manual.

Client Accounts Subject to this Policy; Authorization to Vote

This policy applies to client securities for which we have discretionary voting authority. Our proxy voting authority shall be evidenced in the client’s account agreement or other written instruction provided by the client.

Third Party Proxy Service Provider; Selection

Our policy is to engage a third party service provider to provide proxy voting services in respect of securities held in client accounts and to follow that service provider’s proxy recommendations. We believe that engaging a proxy voting service provider is in the best interest of our clients because a specialist service provider is more likely to:

• have the resources and expertise to effectively monitor events affecting issuers of client securities in a careful, comprehensive and timely manner, thus allowing the service provider to cast informed votes in accordance with their standard proxy guidelines; and

• have appropriate procedures for addressing material conflicts of interest if any arise.

Before engaging a third party voting service, the Chief Compliance Officer will make reasonable inquiry to ensure that the voting policies of the service provider are consistent with the client’s best interests. Such inquiry will review of the robustness of the proxy service provider’s policies and procedures regarding its ability to:

• ensure that its proxy voting recommendations are based on current and accurate information; and

• identify and address any conflicts of interest and any other considerations that the investment adviser believes would be appropriate in considering the nature and quality of the services provided by the proxy advisory firm.

We have retained Institutional Shareholder Services (ISS), a leading proxy service provider, to provide proxy voting services, including the following:

• monitor events affecting the issuers of client securities as required to cast informed votes;

• make decisions on voting client securities and vote the securities in a timely fashion; and

• maintain certain records concerning the foregoing required by applicable law, rule or regulation, including the U.S. Securities and Exchange Commission (SEC) and U.S. Department of Labor (DOL).

ISS maintains a set of proxy voting guidelines that describe in greater detail how it generally votes specific proxy matters for firm clients. While not an exhaustive list, the ISS proxy voting guidelines are intended to serve as the foundation on which ISS makes most of its proxy voting decisions. The ISS proxy voting guidelines are publicly available and can be found on their official website. ISS may, upon our request, modify the ISS proxy voting guidelines to address individual client requirements.

We may, in our discretion, choose to override a decision of ISS with respect to such proxy vote in circumstances where ISS discloses a material conflict of interest and we determine that doing so would be in the best interests of our clients. For more information, see “Conflicts of Interest” below.

Third Party Service Provider Monitoring

We will perform the following monitoring procedures:

• Annual. On no less than an annual basis, we will review the adequacy of ISS’ (i) staffing and personnel; and (ii) policies and procedures relating to the voting of proxies and management of conflicts of interest.

• Semi-Annually. On no less than a semi-annual basis, we will conduct a sampling of client proxy votes and underlying proxy research reports (such sampling to be based primarily on size of client holdings) to confirm that ISS proxy voting recommendations are based on current and accurate information (such sample to consist of a comparison of the underlying proxy materials relative to the applicable ISS proxy research report). If we determine that a recommendation of ISS was based on a material factual error that causes us to question the process by which ISS develops its recommendations, we will take reasonable steps to investigate the error, taking into account, among other things, the nature of the error and the related recommendation, and seek to determine whether ISS is taking reasonable steps to seek to reduce similar errors in the future.

• Quarterly. On no less than a quarterly basis, we will conduct a sampling of client proxy votes and underlying proxy research reports to confirm that are voted in a manner consistent with the ISS Proxy Guidelines.

• Ongoing. On an ongoing basis, we will:

• require ISS to disclose to us material changes to its conflict of interest policies or procedures, and specifically, any circumstances where ISS has identified, in accordance with its policies, a proxy vote involving an unmitigated conflict of interest;

• require ISS to disclose to us material changes to its business that affect ISS’ capacity and competency to provide proxy voting advice;

• require ISS to disclose to us all “votes against” the ISS Proxy Guidelines on a periodic basis; and

• coordinate between our firm, the custodian(s)/administrators of client accounts subject to this policy, and ISS to facilitate the delivery of proxies and related materials for the respective client securities in a timely manner (it being understood, however, that our ability to vote proxies is dependent on the timely and accurate delivery of proxy data from the applicable custodian/administrator to ISS).

In addition, we will review the adequacy of this policy not less than annually to confirm that the policy (i) has been implemented in accordance with its terms and (ii) is reasonably designed to ensure that proxies are voted in the best interests of clients.

Environmental, Social and Governance (ESG) Voting

Environmental, social and corporate governance (ESG) principles are taken into account in our service provider’s standard proxy voting policies. In addition, upon the request of a client, we can implement enhanced ESG specific voting procedures with respect to the securities held in such client’s account. For such clients, we contract with ISS to cast votes based on a specialized ISS proxy voting policy which is based on the Principles for Responsible Investment. ISS then monitors events affecting the issuers of securities as required to cast informed votes based on these principles; makes decisions on voting securities and maintains necessary records on the votes cast. We will pay for the cost of such services. Such procedures have not been implemented in the Arrowstreet Sponsored Funds and we do not expect that they will be implemented.

Third Party Service Provider Fees

We pay for the cost of ISS’ proxy voting services, except in the case of individually tailored proxy voting guidelines, in which case the cost of such service may be the responsibility of the client.

Recordkeeping

The Chief Compliance Officer will maintain, or cause ISS to maintain, the following records under this policy for such period as is required by SEC Rule 204-2 (currently five (5) years) or for such longer period as may be requested in writing by a client or by applicable law:

• Arrowstreet. We will maintain the following records with regard to this policy:

• Copies of this policy (and revisions thereto);

• A copy of each written client request for information on how we or ISS voted that client’s shares, and a copy of any written response by us to any written or oral client request for such information;

• A copy of each document prepared by us that was material to making a decision on how to vote proxies on behalf of a client, or that records the basis for the decision;

• A record of each vote cast by the firm on behalf of a client in which we override ISS’ recommendation;

• Documentation relating to any conflict of interest review undertaken by the Chief Compliance Officer; and

• Documentation relating to the due diligence and review of the proxy service provider.

• ISS. We will cause ISS (a registered investment adviser) to (i) maintain the following records under this policy for such period as is required by SEC Rule 204-2 (currently five (5) years) or for such longer period as may be requested in writing by the firm and (ii) produce such records promptly on request:

• Copies of ISS’ Proxy Voting Guidelines and policies and procedures relating to the voting of proxies and management of conflicts of interest (and revisions thereto);

• A copy of each proxy statement received regarding client securities, other than any that is available via the SEC’s EDGAR system;

• A copy of each research report prepared by ISS material to making a decision on how to vote proxies on behalf of our clients; and

• A record of each vote cast by or on behalf of the firm with respect to client shares.

Conflicts of Interest

We believe that, as a result of utilizing ISS, conflicts of interest between the firm and a client in the proxy voting context will be rare. However, conflicts of interest may arise (i) when ISS notifies us of a conflict of interest involving a proxy recommendation and, as a result, we exercise discretion as to whether following the ISS recommendation is in the best interests of our clients; or (ii) in connection with the selection and maintenance of ISS as third party proxy voting service provider.

The Chief Compliance Officer will review any such conflict of interest and use his best judgment to address any such conflict of interest and ensure that it is resolved in accordance with his independent assessment of the best interests of the relevant clients. Such resolution may include, among other things, the firm seeking voting instructions from any affected client.

If ISS notifies the firm of a conflict of interest with respect to a proxy vote after such vote has been taken, the Chief Compliance Officer shall take such action as he deems necessary or appropriate under the circumstances.

It is our policy not to accept any input from any other person or entity in connection with proxy voting decisions, with the exception of a client directed vote or votes made by ISS. In the event that a firm investment professional is pressured or lobbied either from within or outside of the firm with respect to any particular proxy voting decision, such event shall be reported to the Chief Compliance Officer.

Limitations on Exercising Right to Vote

The following are some limitations on the ability to vote proxies on behalf of clients. This is not intended to be an exhaustive list.

• Shareblocking Markets. We may, in certain cases, refrain from voting if voting could potentially restrict our ability to sell out of a particular name for a certain duration. This is often the case in markets that follow the practice of “shareblocking”. Since voting rights or trading rights can be affected in securities held in shareblocking markets, we generally instruct ISS to refrain from voting in shareblocking markets.

• Securities Lending. Certain clients engage in securities lending programs, under which shares of an issuer could be on loan while that issuer is conducting a proxy solicitation. As part of the securities lending program, if the securities are on loan at the record date, the client lending the security cannot vote that proxy. Because neither we nor ISS is generally aware of when a security may be on loan, these securities cannot generally be recalled prior to the record date, and, therefore, in most cases, the shares on loan will not be voted.

• Prime Broker Rehypothecation. Certain clients whose securities are held at a prime broker may be subject to rehypothecation. Shares of an issuer could be rehypothecated while that issuer is conducting a proxy solicitation. If securities are rehypothecated at the record date, the proxy for that security cannot be voted. Because neither we nor ISS is generally aware of when a security may be rehypothecated, these securities cannot generally be recalled prior to the record date, and, therefore, in most cases, the shares will not be voted.

• Costs of Voting Proxies; Power of Attorney and Other Documentation. If we determine that the costs of voting in a particular case are likely to exceed the expected economic benefits of voting, ISS may not vote. This is likely to occur, for example, in cases where particular documentation, a registration or a power of attorney is required for proxy voting in certain markets or specific meetings and a client has not provided (or facilitated) such documents with its custodian. As neither we nor ISS is privy to the specific client/custodian arrangements, it is the responsibility of the client and/or the client custodian to ensure the necessary documentation is in place for voting purposes.

• Timely Communication of Proxies by Custodian. Our ability to vote proxies on behalf of client accounts is dependent, in part, on the effective and timely communication of proxies and related materials from the client’s custodian to ISS. We may be unable to vote client proxies if such proxies and related materials are not received, or received too late to take action thereon. It is the responsibility of the applicable client custodian to vote proxies in accordance with instructions received from ISS.

• Account Termination. In the event of an account termination, Arrowstreet will manage proxies for any meeting having a record date on or prior to the effective date of such termination (which includes voting proxies for meetings occurring after such effective date, if the meeting record date occurred prior to termination). Reporting on such proxy votes following an account termination is available upon request.

Client Directed Proxy Voting

We typically do not accept directions or guidelines from clients regarding the voting of securities held in client accounts, other than to assign the responsibility for voting to a third party service selected by either the client or the firm. We recommend that any client wishing to direct the voting of its securities should either retain the voting authority itself or grant such authority to another party. Any such action should be reflected in the client’s account agreement or other written document.

We may, in limited circumstances, accept client voting directions or guidelines with the approval of the Chief Compliance Officer, subject to implementation of appropriate policies and procedures addressing the client’s requirements.

Interpretation and Administration

The Chief Compliance Officer is authorized to interpret this policy and adopt additional procedures for its administration. The Chief Compliance Officer may waive any provision of this policy in any particular case if consistent with the goals of the policy.

Client Disclosures; Obtaining Policies and Records

We will make disclosure to clients of this policy and how they may obtain information on how we voted with respect to their securities. Clients can contact our Chief Compliance Officer by calling 617-919-0000 or via e-mail at regcompliance@arrowstreetcapital.com for a copy of the ISS proxy voting guidelines (or obtain them online from ISS’ website) or to obtain a record of how proxies were voted for their account.

Proxy Voting - Causeway.

Causeway votes the proxies of companies owned by clients who have granted Causeway voting authority. Causeway votes proxies solely in the best interests of clients in accordance with its Proxy Voting Policies and Procedures. Causeway’s policies and procedures are designed to ensure, to the extent feasible, that votes cast are consistent with certain basic principles: (i) increasing shareholder value; (ii) maintaining or increasing shareholder influence over the board of directors and management; (iii) establishing and enhancing a strong and independent board of directors; (iv) maintaining or increasing the rights of shareholders; and (v) aligning the interests of management and employees with those of shareholders with a view toward the reasonableness of executive compensation and shareholder dilution.

Causeway’s guidelines also recognize that a company’s management is charged with day-to-day operations and, therefore, Causeway generally votes on routine business matters in favor of management’s proposals or positions. Under its guidelines, Causeway generally votes for distributions of income, appointment of auditors, director compensation (unless deemed excessive), management’s slate of director nominees (except nominees with poor attendance or who have not acted in the best interests of shareholders), financial results/director and auditor reports, share repurchase plans, and changing corporate names and other similar matters.

Causeway generally votes with management on social issues because it believes management is responsible for handling them. Causeway generally votes against anti-takeover mechanisms and generally opposes cumulative voting and attempts to classify boards of directors. Causeway votes other matters - including equity-based compensation plans - on a case-by-case basis.

Causeway’s interests may conflict with clients on certain proxy votes where Causeway might have a significant business or personal relationship with the company or its officers. Causeway’s chief operating officer in consultation with the general counsel decides if a vote involves a material conflict of interest. If so, Causeway may obtain instructions or consent from the client on voting or will vote in accordance with a “for” or “against” or “with management” guideline if one applies. If no such guideline applies, Causeway will follow the recommendation of an independent third party such as Institutional Shareholder Services (ISS).

Non-U.S. proxies may involve a number of problems that restrict or prevent Causeway’s ability to vote. As a result, Causeway will only use its best efforts to vote clients’ non-U.S. proxies. In addition, Causeway will not vote proxies (U.S. or non-U.S.) if it does not receive adequate information from the client’s custodian in sufficient time to cast the vote. Causeway may not be able to vote proxies for securities that a client has loaned to a third party.

Proxy Voting - FIAM

I. Introduction

These guidelines are intended to help Fidelity’s customers and the companies in which Fidelity invests understand how Fidelity votes proxies to further the values that have sustained Fidelity for over 70 years. In particular, these guidelines are animated by two fundamental principles: 1) putting first the long-term interests of our customers and fund shareholders; and 2) investing in companies that share our approach to creating value over the long-term. Fidelity generally adheres to these guidelines in voting proxies. Our evaluation of proxies reflects information from many sources, including management or shareholders of a company presenting a proposal and proxy voting advisory firms. Fidelity maintains the flexibility to vote individual proxies based on our assessment of each situation.

In evaluating proxies, we recognize that companies can conduct themselves in ways that have important environmental and social consequences. While Fidelity always remains focused on maximizing long-term shareholder value, we also consider potential environmental, social and governance (ESG) impacts.

Fidelity will vote on proposals not specifically addressed by these guidelines based on an evaluation of a proposal's likelihood to enhance the long-term economic returns or profitability of the company or to maximize long-term shareholder value. Fidelity will not be influenced by business relationships or outside perspectives that may conflict with the interests of the funds and their shareholders.

II. Board of Directors and Corporate Governance

Directors of public companies play a critical role in ensuring that a company and its management team serve the interests of its shareholders. Fidelity believes that through proxy voting, it can help ensure accountability of management teams and boards of directors, align management and shareholder interests, and monitor and assess the degree of transparency and disclosure with respect to executive compensation and board actions affecting shareholders’ rights. The following general guidelines are intended to reflect these proxy voting principles.

A. Election of Directors

Fidelity will generally support director nominees in elections where all directors are unopposed (uncontested elections), except where a director clearly appears to have failed to exercise reasonable judgment or otherwise failed to sufficiently protect the interests of shareholders.

Fidelity generally will oppose the election of directors if, by way of example:

1. The director attended fewer than 75% of the total number of meetings of the board and its committees on which the director served during the company's prior fiscal year, absent extenuating circumstances.

2. Inside or affiliated directors serve on boards that are not composed of a majority of independent directors.

3. The company made a commitment to modify a proposal or practice to conform to these guidelines, and failed to act on that commitment.

4. For reasons described below under the sections entitled Compensation and Anti-Takeover Provisions and Director Elections.

B. Contested Director Elections

On occasion, directors are forced to compete for election against outside director nominees (contested elections). Fidelity believes that strong management creates long-term shareholder value. As a result, Fidelity generally will vote in support of management of companies in which the funds’ assets are invested. Fidelity will vote its proxy on a case-by-case basis in a contested election, taking into consideration a number of factors, amongst others:

1. Management’s track record and strategic plan for enhancing shareholder value;

2. The long-term performance of the company compared to its industry peers; and

3. The qualifications of the shareholder’s and management’s nominees.

Fidelity will vote for the outcome it believes has the best prospects for maximizing shareholder value over the long-term.

C. Cumulative Voting Rights

Under cumulative voting, each shareholder may exercise the number of votes equal to the number of shares owned multiplied by the number of directors up for election. Shareholders may cast all of their votes for a single nominee (or multiple nominees in varying amounts). With regular (non-cumulative) voting, by contrast, shareholders cannot allocate more than one vote per share to any one director nominee. Fidelity believes that cumulative voting can be detrimental to the overall strength of a board. Generally, therefore, Fidelity will oppose the introduction of, and support the elimination of, cumulative voting rights.

D. Classified Boards

A classified board is one that elects only a percentage of its members each year (usually one-third of directors are elected to serve a three-year term). This means that at each annual meeting only a subset of directors is up for re-election. Fidelity believes that, in general, classified boards are not as accountable to shareholders as declassified boards. For this and other reasons, Fidelity generally will oppose a board’s adoption of a classified board structure and support declassification of existing boards.

E. Independent Chairperson

In general, Fidelity believes that boards should have a process and criteria for selecting the board chair, and will oppose shareholder proposals calling for, or recommending the appointment of, a non-executive or independent chairperson. If, however, based on particular facts and circumstances, Fidelity believes that appointment of a non-executive or independent chairperson appears likely to further the interests of shareholders and promote effective oversight of management by the board of directors, Fidelity will consider voting to support a proposal for an independent chairperson under such circumstances.

F. Majority Voting in Director Elections

In general, Fidelity supports proposals calling for directors to be elected by a majority of votes cast if the proposal permits election by a plurality in the case of contested elections (where, for example, there are more nominees than board seats). Fidelity may oppose a majority voting shareholder proposal where a company’s board has adopted a policy requiring the resignation of an incumbent director who fails to receive the support of a majority of the votes cast in an uncontested election.

G. Proxy Access

Proxy access proposals generally require a company to amend its by-laws to allow a qualifying shareholder or group of shareholders to nominate directors on a company’s proxy ballot. Fidelity believes that certain safeguards as to ownership threshold and duration of ownership are important to assure that proxy access is not misused by those without a significant economic interest in the company or those driven by short term goals. Fidelity will evaluate proxy access proposals on a case-by-case basis, but generally will support proposals that include ownership of at least 3% (5% in the case of small-cap companies) of the company’s shares outstanding for at least three years; limit the number of directors that eligible shareholders may nominate to 20% of the board; and limit to 20 the number of shareholders that may form a nominating group.

H. Indemnification of Directors and Officers

In many instances there are sound reasons to indemnify officers and directors, so that they may perform their duties without the distraction of unwarranted litigation or other legal process. Fidelity generally supports charter and by-law amendments expanding the indemnification of officers or directors, or limiting their liability for breaches of care unless Fidelity is dissatisfied with their performance or the proposal is accompanied by anti-takeover provisions (see Anti-Takeover Provisions and Shareholders Rights Plans below).

III. Compensation

Incentive compensation plans can be complicated and many factors are considered when evaluating such plans. Fidelity evaluates such plans based on protecting shareholder interests and our historical knowledge of the company and its management.

A. Equity Compensation Plans

Fidelity encourages the use of reasonably designed equity compensation plans that align the interest of management with those of shareholders by providing officers and employees with incentives to increase long-term shareholder value. Fidelity considers whether such plans are too dilutive to existing shareholders because dilution reduces the voting power or economic interest of existing shareholders as a result of an increase in shares available for distribution to employees in lieu of cash compensation. Fidelity will generally oppose equity compensation plans or amendments to authorize additional shares under such plans if:

1. The company grants stock options and equity awards in a given year at a rate higher than a benchmark rate (“burn rate”) considered appropriate by Fidelity and there were no circumstances specific to the company or the compensation plans that leads Fidelity to conclude that the rate of awards is otherwise acceptable.

2. The plan includes an evergreen provision, which is a feature that provides for an automatic increase in the shares available for grant under an equity compensation plan on a regular basis.

3. The plan provides for the acceleration of vesting of equity compensation even though an actual change in control may not occur.

As to stock option plans, considerations include the following:

1. Pricing: We believe that options should be priced at 100% of fair market value on the date they are granted. We generally oppose options priced at a discount to the market, although the price may be as low as 85% of fair market value if the discount is expressly granted in lieu of salary or cash bonus.

2. Re-pricing: An “out-of-the-money” (or underwater) option has an exercise price that is higher than the current price of the stock. We generally oppose the re-pricing of underwater options because it is not consistent with a policy of offering options as a form of long-term compensation. Fidelity also generally opposes a stock option plan if the board or compensation committee has re-priced options outstanding in the past two years without shareholder approval.

Fidelity generally will support a management proposal to exchange, re-price or tender for cash, outstanding options if the proposed exchange, re-pricing, or tender offer is consistent with the interests of shareholders, taking into account a variety of factors such as:

1. Whether the proposal excludes senior management and directors;

2. Whether the exchange or re-pricing proposal is value neutral to shareholders based upon an acceptable pricing model;

3. The company's relative performance compared to other companies within the relevant industry or industries;

4. Economic and other conditions affecting the relevant industry or industries in which the company competes; and

5. Any other facts or circumstances relevant to determining whether an exchange or re-pricing proposal is consistent with the interests of shareholders.

B. Employee Stock Purchase Plans

These plans are designed to allow employees to purchase company stock at a discounted price and receive favorable tax treatment when the stock is sold. Fidelity generally will support employee stock purchase plans if the minimum stock purchase price is equal to or greater than 85% (or at least 75% in the case of non-U.S. companies where a lower minimum stock purchase price is equal to the prevailing “best practices” in that market) of the stock's fair market value and the plan constitutes a reasonable effort to encourage broad based participation in the company's stock.

IV. Advisory Vote on Executive Compensation (Say on Pay) and Frequency of Say on Pay Vote

Current law requires companies to allow shareholders to cast non-binding votes on the compensation for named executive officers, as well as the frequency of such votes. Fidelity generally will support proposals to ratify executive compensation unless the compensation appears misaligned with shareholder interests or is otherwise problematic, taking into account:

- The actions taken by the board or compensation committee in the previous year, including whether the company re-priced or exchanged outstanding stock options without shareholder approval; adopted or extended a golden parachute without shareholder approval; or adequately addressed concerns communicated by Fidelity in the process of discussing executive compensation;

- The alignment of executive compensation and company performance relative to peers; and

- The structure of the compensation program, including factors such as whether incentive plan metrics are appropriate, rigorous and transparent; whether the long-term element of the compensation program is evaluated over at least a three-year period; the sensitivity of pay to below median performance; the amount and nature of non-performance-based compensation; the justification and rationale behind paying discretionary bonuses; the use of stock ownership guidelines and amount of executive stock ownership; and how well elements of compensation are disclosed.

When presented with a frequency of Say on Pay vote, Fidelity generally will support holding an annual advisory vote on Say on Pay.

A. Compensation Committee

Directors serving on the compensation committee of the Board have a special responsibility to ensure that management is appropriately compensated and that compensation, among other things, fairly reflects the performance of the company. Fidelity believes that compensation should align with company performance as measured by key business metrics. Compensation policies should align the interests of executives with those of shareholders. Further, the compensation program should be disclosed in a transparent and timely manner.

Fidelity will oppose the election of directors on the compensation committees if:

1. The company has not adequately addressed concerns communicated by Fidelity in the process of discussing executive compensation.

2. Within the last year, and without shareholder approval, a company's board of directors or compensation committee has either:

a) Re-priced outstanding options, exchanged outstanding options for equity, or tendered cash for outstanding options; or

b) Adopted or extended a golden parachute.

B. Executive Severance Agreements

Executive severance compensation and benefit arrangements resulting from a termination following a change in control are known as “golden parachutes.” Fidelity generally will oppose proposals to ratify golden parachutes where the arrangement includes an excise tax gross-up provision; single trigger for cash incentives; or may result in a lump sum payment of cash and acceleration of equity that may total more than three times annual compensation (salary and bonus) in the event of a termination following a change in control.

V. Environmental and Social Issues

In these guidelines, we outline our views about corporate governance and how we evaluate and express our views about the governance of a company in ways that are intended to maximize long-term shareholder value. In addition, environmental and social issues are generally incorporated into our evaluation of a company.

Fidelity generally will vote in a manner consistent with management’s recommendation on shareholder proposals concerning environmental or social issues, as it generally believes that management and the board are in the best position to determine how to address these matters. In certain cases, however, Fidelity may support shareholder proposals that request additional disclosures from companies regarding environmental or social issues, where it believes that the proposed disclosures could provide meaningful information to the investment management process without unduly burdening the company. For example, Fidelity may support shareholder proposals calling for reports on sustainability, renewable energy, and environmental impact issues. Fidelity also may support proposals on issues such as equal employment, and board and workforce diversity.

VI. Anti-Takeover Provisions and Shareholders Rights Plans

Fidelity generally will oppose a proposal to adopt an anti-takeover provision.

Anti-takeover provisions include:

- classified boards;

- “blank check” preferred stock (whose terms and conditions may be expressly determined by the company’s board, for example, with differential voting rights);

- golden parachutes;

- supermajority provisions (that require a large majority (generally between 67-90%) of shareholders to approve corporate changes as compared to a majority provision that simply requires more than 50% of shareholders to approve those changes);

- poison pills;

- restricting the right to call special meetings;

- provisions restricting the right of shareholders to set board size; and

- any other provision that eliminates or limits shareholder rights.

A. Shareholders Rights Plans (“poison pills”)

Poison pills allow shareholders opposed to a takeover offer to purchase stock at discounted prices under certain circumstances and effectively give boards veto power over any takeover offer. While there are advantages and disadvantages to poison pills, they can be detrimental to the creation of shareholder value and can help entrench management by deterring acquisition offers not favored by the board, but that may, in fact, be beneficial to shareholders.

Fidelity generally will support a proposal to adopt or extend a poison pill if the proposal:

1. Includes a condition in the charter or plan that specifies an expiration date (sunset provision) of no greater than five years;

2. Is integral to a business strategy that is expected to result in greater value for the shareholders;

3. Requires shareholder approval to be reinstated upon expiration or if amended;

4. Contains a mechanism to allow shareholders to consider a bona fide takeover offer for all outstanding shares without triggering the poison pill; and

5. Allows the Fidelity funds to hold an aggregate position of up to 20% of a company's total voting securities, where permissible.

Fidelity generally also will support a proposal that is crafted only for the purpose of protecting a specific tax benefit if it also believes the proposal is likely to enhance long-term economic returns or maximize long-term shareholder value.

B. Shareholder Ability to Call a Special Meeting

Fidelity generally will support shareholder proposals regarding shareholders' right to call special meetings if the threshold required to call the special meeting is no less than 25% of the outstanding stock.

C. Shareholder Ability to Act by Written Consent

Fidelity generally will support proposals regarding shareholders' right to act by written consent if the proposals include appropriate mechanisms for implementation. This means that proposals must include record date requests from at least 25% of the outstanding stockholders and consents must be solicited from all shareholders.

D. Supermajority Shareholder Vote Requirement

Fidelity generally will support proposals regarding supermajority provisions if Fidelity believes that the provisions protect minority shareholder interests in companies where there is a substantial or dominant shareholder.

VII. Anti-Takeover Provisions and Director Elections

Fidelity will oppose the election of all directors or directors on responsible committees if the board adopted or extended an anti-takeover provision without shareholder approval.

Fidelity will consider supporting the election of directors with respect to poison pills if:

- All of the poison pill’s features outlined under the Anti-Takeover Provisions and Shareholders Rights section above are met when a poison pill is adopted or extended.

- A board is willing to consider seeking shareholder ratification of, or adding the features outlined under the Anti-Takeover Provisions and Shareholders Rights Plans section above to, an existing poison pill. If, however, the company does not take appropriate action prior to the next annual shareholder meeting, Fidelity will oppose the election of all directors at that meeting.

- It determines that the poison pill was narrowly tailored to protect a specific tax benefit, and subject to an evaluation of its likelihood to enhance long-term economic returns or maximize long-term shareholder value.

VIII. Capital Structure and Incorporation

These guidelines are designed to protect shareholders’ value in the companies in which the Fidelity funds invest. To the extent a company’s management is committed and incentivized to maximize shareholder value, Fidelity generally votes in favor of management proposals; Fidelity may vote contrary to management where a proposal is overly dilutive to shareholders and/or compromises shareholder value or other interests. The guidelines that follow are meant to protect shareholders in these respects.

A. Increases in Common Stock

Fidelity may support reasonable increases in authorized shares for a specific purpose (a stock split or re-capitalization, for example). Fidelity generally will oppose a provision to increase a company's authorized common stock if such increase will result in a total number of authorized shares greater than three times the current number of outstanding and scheduled to be issued shares, including stock options.

In the case of real estate investment trusts (REITs), however, Fidelity will oppose a provision to increase the REIT’s authorized common stock if the increase will result in a total number of authorized shares greater than five times the current number of outstanding and scheduled to be issued shares.

B. Multi-Class Share Structures

Fidelity generally will support proposals to recapitalize multi-class share structures into structures that provide equal voting rights for all shareholders, and generally will oppose proposals to introduce or increase classes of stock with differential voting rights. However, Fidelity will evaluate all such proposals in the context of their likelihood to enhance long-term economic returns or maximize long-term shareholder value.

C. Incorporation or Reincorporation in another State or Country

Fidelity generally will support management proposals calling for, or recommending that, a company reincorporate in another state or country if, on balance, the economic and corporate governance factors in the proposed jurisdiction appear reasonably likely to be better aligned with shareholder interests, taking into account the corporate laws of the current and proposed jurisdictions and any changes to the company's current and proposed governing documents. Fidelity will consider supporting these shareholder proposals in limited cases if, based upon particular facts and circumstances, remaining incorporated in the current jurisdiction appears misaligned with shareholder interests.

IX. Shares of Fidelity Funds, ETFs, or other non-Fidelity Mutual Funds and ETFs

When a Fidelity fund invests in an underlying Fidelity fund with public shareholders, an exchange traded fund (ETF), or fund that is not affiliated, Fidelity will vote in the same proportion as all other voting shareholders of the underlying fund (this is known as “echo voting”). Fidelity may choose not to vote if "echo voting" is not operationally practical. For Fidelity fund investments in a Fidelity Series Fund, Fidelity generally will vote in a manner consistent with the recommendation of the Fidelity Series Fund's Board of Trustees on all proposals.

X. Foreign Markets

Many Fidelity funds invest in voting securities issued by companies that are domiciled outside the United States and are not listed on a U.S. securities exchange. Corporate governance standards, legal or regulatory requirements and disclosure practices in foreign countries can differ from those in the United States. When voting proxies relating to non-U.S. securities, Fidelity generally will evaluate proposals under these guidelines and where applicable and feasible, take into consideration differing laws, regulations and practices in the relevant foreign market in determining how to vote shares.

In certain non-U.S. jurisdictions, shareholders voting shares of a company may be restricted from trading the shares for a period of time around the shareholder meeting date. Because these trading restrictions can hinder portfolio management and could result in a loss of liquidity for a fund, Fidelity generally will not vote proxies in circumstances where such restrictions apply. In addition, certain non-U.S. jurisdictions require voting shareholders to disclose current share ownership on a fund-by-fund basis. When such disclosure requirements apply, Fidelity generally will not vote proxies in order to safeguard fund holdings information.

XI. Avoiding Conflicts of Interest

Voting of shares is conducted in a manner consistent with the best interests of the Fidelity funds. In other words, securities of a company generally will be voted in a manner consistent with these guidelines and without regard to any other Fidelity companies' business relationships.

Fidelity takes its responsibility to vote shares in the best interests of the funds seriously and has implemented policies and procedures to address actual and potential conflicts of interest.

XII. Conclusion

Since its founding more than 70 years ago, Fidelity has been driven by two fundamental values: 1) putting the long-term interests of our customers and fund shareholders first; and 2) investing in companies that share our approach to creating value over the long-term. With these fundamental principles as guideposts, the funds are managed to provide the greatest possible return to shareholders consistent with governing laws and the investment guidelines and objectives of each fund.

Fidelity believes that there is a strong correlation between sound corporate governance and enhancing shareholder value. Fidelity, through the implementation of these guidelines, puts this belief into action through consistent engagement with portfolio companies on matters contained in these guidelines, and, ultimately, through the exercise of voting rights by the funds.

Glossary

• Burn rate means the total number of stock option and full value equity awards granted as compensation in a given year divided by the weighted average common stock outstanding for that same year.

- For a large-capitalization company, burn rate higher than 1.5%.

- For a small-capitalization company, burn rate higher than 2.5%.

- For a micro-capitalization company, burn rate higher than 3.5%.

• Golden parachute means employment contracts, agreements, or policies that include an excise tax gross-up provision; single trigger for cash incentives; or may result in a lump sum payment of cash and acceleration of equity that may total more than three times annual compensation (salary and bonus) in the event of a termination following a change in control.

• Large-capitalization company means a company included in the Russell 1000® Index or the Russell Global ex-U.S. Large Cap Index.

• Micro-capitalization company means a company with market capitalization under US $300 million.

• Poison pill refers to a strategy employed by a potential takeover / target company to make its stock less attractive to an acquirer. Poison pills are generally designed to dilute the acquirer's ownership and value in the event of a takeover.

• Small-capitalization company means a company not included in the Russell 1000® Index or the Russell Global ex-U.S. Large Cap Index that is not a Micro-Capitalization Company.

Fidelity International's Proxy Voting Guidelines.

I. General Principles and Application

A. Voting shall be carried out by the Fidelity International ("Fidelity") proxy voting teams with non-routine proposals or other special circumstances also being evaluated by the appropriate Fidelity analyst or portfolio manager. All votes are subject to the authority of the Chief Investment Officers of Fidelity.

B. Fidelity will vote all equity securities where there is a regulatory obligation for us to do so or where the expected benefit of voting outweighs the expected costs.

C. Except as set forth in these guidelines Fidelity will usually vote in favour of incumbent directors and in favour of routine proposals.

D. Fidelity will vote to abstain on proposals if it is deemed to be in the best interest of investors or when the necessary information has not been provided. In certain limited circumstances Fidelity may also vote to abstain in order to send a cautionary message to a company.

E. In instances where there may be a conflict with Fidelity's own interests we will either vote in accordance with the recommendation of our principal third party research provider, or if no recommendation is available, we will either not vote or abstain in accordance with local regulations.

F. Fidelity's proxy voting group will not vote at shareholder meetings of any Fidelity® funds unless specifically instructed by a client.

G. Voting decisions will be made on a case by case basis and will take account of the prevailing local market standards and best practice.

II. Shareholder Authority

A. Fidelity will vote against any limitation on shareholder rights or the transfer of authority from shareholders to directors. Likewise we will support proposals which enhance shareholder rights or maximise shareholder value.

B. Fidelity will vote against unusual or excessive authorities to increase issued share capital and particularly in respect of proposed increases for companies in jurisdictions without assured pre-emptive rights.

C. Fidelity is supportive of the principal of one share, one vote and will vote against the authorisation of stock with differential voting rights if the issuance of such stock would adversely affect the voting rights of existing shareholders.

D. Fidelity will generally vote against anti-takeover proposals including share authorities that can be used in such a manner.

E. Fidelity will generally support cumulative voting rights when it is determined they are favourable to the interest of minority shareholders.

F. Fidelity will support proposals to adopt mandatory voting by poll and full disclosure of voting outcomes.

G. Fidelity will support proposals to adopt confidential voting and independent vote tabulation practices.

H. In general Fidelity will only support related party transactions which are made on terms equivalent to those that would prevail in an arm's length transaction.

III. ESG

A. Fidelity will evaluate ESG proposals on a case-by-case basis considering whether the adoption of the proposal in question is likely to have a material impact on either investment risk or returns.

IV. Board Composition and Independence

A. Fidelity favours a separation of the roles of Chairman and Chief Executive and will vote in favour of this outcome when the opportunity arises.

B. Fidelity will consider voting against the election of directors if, in our view, they lack the necessary integrity, competence or capacity to carry out their duties as directors.

C. Fidelity favours robust independent representation on Boards and on occasion Fidelity will consider voting against the election of nominees as independent directors if, in our view, they lack sufficient independence from the company, its management or its controlling shareholders.

V. Remuneration

A. Fidelity will support proposals to give shareholders the right to vote on executive pay practices.

B. Fidelity will generally vote against remuneration proposals when payments made to executives are considered excessive or too short term.

C. Fidelity strongly encourages the long term retention of shares. For shares awarded as part of a remuneration package we will have particular regard for minimum required retention periods. Practice in this regard differs globally but over time we expect all companies to move towards a minimum guaranteed share retention period of at least five years from the date of grant.

D. Remuneration proposals are evaluated on a case-by-case basis but in addition to the factors described above Fidelity will generally vote against incentive arrangements if:

i. the dilutive effect of shares authorized under the plan is excessive; or

ii. material changes to arrangements are permissible without shareholder approval; or

iii. the potential awards are uncapped; or

iv. options are offered with an exercise price of less than 100% of fair market value at the date of grant or if re-pricing is subsequently permitted (employee sharesave schemes may be supported provided the offering price of shares is not less than 80% of the fair market value on the date of grant).

E. In addition, subject to local market standards Fidelity will generally vote against incentive arrangements if:

i. there are no performance conditions attached to any of the incentive awards; or

ii. there is no disclosure of the performance measures to be used; or

iii. the performance targets are insufficiently challenging; or

iv. performance retesting is permitted (if performance targets for a given year are not met then awards for that year should be foregone).

F. Fidelity will consider voting against the re-election of the Chairman of the Remuneration Committee if we vote against the Report of the Remuneration Committee for the second year in a row (assuming no change in personnel in the interim).

G. Fidelity does not support the presence of executive directors on the Remuneration Committee (or its equivalent) of the companies which employ them and we will vote against the remuneration report in these instances when given an opportunity to do so.

Geode Proxy Voting Policies

As an investment adviser, Geode holds voting authority for securities in many of the client accounts that it manages. Geode takes seriously its responsibility to monitor corporate events affecting securities in those client accounts and to exercise its voting authority with respect to those securities in the best interests of its clients (including shareholders of mutual funds for which it serves as advisor or sub-advisor). The purposes of these proxy voting policies are to (1) establish a framework for Geode’s analysis and decision-making with respect to proxy voting and to (2) set forth operational procedures for Geode’s exercise of proxy voting authority.

Overview

Geode applies the same voting decision for all accounts in which it exercises voting authority, and seeks in all cases to vote in a manner that Geode believes represents the best interests of its clients (including shareholders of mutual funds for which it serves as advisor or sub-advisor). Geode anticipates that, based on its current business model, it will manage the vast majority of assets under its management using passive investment management techniques, such as indexing. Geode also manages private funds and separate accounts using active investment management techniques, primarily employing quantitative investment strategies.

Members of the Operations Committee oversee the exercise of voting authority under these proxy voting policies, consulting with Geode’s legal counsel with respect to controversial matters and for interpretive and other guidance. Geode will engage an established commercial proxy advisory service (the “Agent”) for comprehensive analysis, research and voting recommendations, particularly for matters that may be controversial, present potential conflicts of interest or require additional analysis under these guidelines.

Geode may determine to accept or reject any recommendation based on the research and analysis provided by the Agent or on any independent research and analysis obtained or generated by Geode. However, because the recommended votes are determined solely based on the customized policies established by Geode, Geode expects that the recommendations will be followed in most cases. The Agent also acts as a proxy voting agent to effect the votes and maintain records of all of Geode’s proxy votes. In all cases, the ultimate voting decision and responsibility rests with the members of the Operations Committee, which are accountable to Geode’s clients (including shareholders of mutual funds for which it serves as advisor or sub-advisor).

Due to its focused business model and the number of investments that Geode will make for its clients (particularly pursuant to its indexing strategy), Geode does not anticipate that actual or potential conflicts of interest are likely to occur in the ordinary course of its business. However, Geode believes it is essential to avoid having conflicts of interest affect its objective of voting in the best interests of its clients. Therefore, in the event that members of the Operations Committee, the Agent or any other person involved in the analysis or voting of proxies has knowledge of, or has reason to believe there may exist, any potential relationship, business or otherwise, between the portfolio company subject to the proxy vote and Geode (and any subsidiary of Geode) or their respective directors, officers, employees or agents, such person shall notify other members of the Operations Committee and may consult with outside counsel to Geode to analyze and address such potential conflict of interest. In the case of an actual conflict of interest, on the advice of counsel, Geode expects that the independent directors of Geode will consider the matter and may (1) determine that there is no conflict of interest (or that reasonable measures have been taken to remedy or avoid any conflict of interest) that would prevent Geode from voting the applicable proxy, (2) using such information as is available from the Agent, vote the applicable proxy, or (3) cause authority to be delegated to the Agent or a similar special fiduciary to vote the applicable proxy.

Geode has established the specific proxy voting policies that are summarized below to maximize the value of investments in its clients’ accounts, which it believes will be furthered through (1) accountability of a company’s management and directors to its shareholders, (2) alignment of the interests of management with those of shareholders (including through compensation, benefit and equity ownership programs), and (3) increased disclosure of a company’s business and operations. Geode reserves the right to override any of its proxy voting policies with respect to a particular shareholder vote when such an override is, in Geode’s best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of Geode’s clients.

Policies

All proxy votes shall be considered and made in a manner consistent with the best interests of Geode’s clients (including shareholders of mutual fund clients) without regard to any other relationship, business or otherwise, between the portfolio company subject to the proxy vote and Geode or its affiliates. As a general matter, (1) proxies will be voted FOR incumbent members of a board of directors and FOR routine management proposals, except as otherwise addressed under these policies;(2) shareholder and non-routine management proposals addressed by these policies will be voted as provided in these policies; and (3) shareholder and non-routine management proposals not addressed by these policies will be evaluated by members of Geode’s Operations Committee based on fundamental analysis and/or research and recommendations provided by the Agent, other third-party service providers, and the members of the Operations Committee, shall make the voting decision.

When voting the securities of non-US issuers, Geode will evaluate proposals in accordance with these policies but will also take local market standards and best practices into consideration. Geode may also limit or modify its voting at certain non-US meetings (e.g., if shares are required to be blocked or reregistered in connection with voting).

Geode’s specific policies are as follows:

I. Election of Directors

Geode will generally vote FOR incumbent members of a board of directors except:

• Attendance. The incumbent board member failed to attend at least 75% of meetings in the previous year and does not provide a reasonable explanation.

• Independent Directors. Nominee is not independent and full board comprises less than a majority of independents. Nominee is not independent and sits on the audit, compensation or nominating committee.

• Director Responsiveness. The board failed to act on shareholder proposals that received approval by Geode and a majority of the votes cast in the previous year. The board failed to act on takeover offers where the majority of shareholders tendered their shares. At the previous board election, directors received more than 50 percent withhold/against votes of the shares cast, and the company failed to address the issue(s) that caused the high withhold/against vote.

• Golden Parachutes. Incumbent members of the compensation committee adopted or renewed an excessive golden parachute within the past year.

• In Other Circumstances where a member of the board has acted in a manner inconsistent with the interests of shareholders of a company whose securities are held in client accounts.

II. Majority Election. Unless a company has a policy achieving a similar result, Geode will generally vote in favor of a proposal calling for directors to be elected by a majority of votes cast in a board election provided that the plurality vote applies when there are more nominees than board seats.

III. Say on Pay (non-binding).

• Advisory Vote on Executive Compensation. Geode will generally vote AGAINST advisory vote when: (1) there is a significant misalignment between executive pay and company performance, (2) the company maintains significant problematic pay practices; or (3) the board exhibits a significant level of poor communication and responsiveness to shareholders.

• Frequency Vote. Geode will generally vote FOR having an advisory vote on executive compensation every year.

• Advisory Vote on Golden Parachute. Geode will vote AGAINST excessive change-in-control severance payments.

IV. Vote AGAINST Anti-Takeover Proposals, including:

• Addition of Special Interest Directors to the board.

• Authorization of "Blank Check" Preferred Stock. Geode will vote FOR proposals to require shareholder approval for the distribution of preferred stock except for acquisitions and raising capital in the ordinary course of business.

• Classification of Boards. Geode will vote FOR proposals to de-classify boards.

• Fair Price Amendments, other than those that consider only a two-year price history and are not accompanied by other anti-takeover measures.

• Golden Parachutes, that Geode deems to be excessive in the event of change-in-control.

• Poison Pills. Adoption or extension of a Poison Pill without shareholder approval will result in our voting AGAINST the election of incumbents or a management slate in the concurrent or next following vote on the election of directors, provided the matter will be considered if (a) the board has adopted a Poison Pill with a sunset provision; (b) the Pill is linked to a business strategy that will result in greater value for the shareholders; (c) the term is less than three years; (d) the Pill includes a qualifying offer clause; and (e) shareholder approval is required to reinstate the expired Pill. Geode will vote FOR shareholder proposals requiring or recommending that shareholders be given an opportunity to vote on the adoption of poison pills.

• Reduction or Limitation of Shareholder Rights (e.g., action by written consent, ability to call meetings, or remove directors).

• Reincorporation in another state (when accompanied by Anti-Takeover Provisions, including increased statutory anti-takeover provisions). Geode will vote FOR reincorporation in another state when not accompanied by such anti-takeover provisions.

• Requirements that the Board Consider Non-Financial Effects of merger and acquisition proposals.

• Requirements regarding Size, Selection and Removal of the Board that are likely to have an anti-takeover effect (although changes with legitimate business purposes will be evaluated).

• Supermajority Voting Requirements (i.e., typically 2/3 or greater) for boards and shareholders. Geode will vote FOR proposals to eliminate supermajority voting requirements.

• Transfer of Authority from Shareholders to Directors.

V. Vote FOR proposed amendments to a company's certificate of incorporation or by-laws that enable the company to Opt Out of the Control Shares Acquisition Statutes.

VI. Vote AGAINST the introduction of new classes of Stock with Differential Voting Rights.

VII. Vote AGAINST introduction and FOR elimination of Cumulative Voting Rights, except in certain instances where it is determined not to enhance shareholders' interests.

VIII. Vote FOR elimination of Preemptive Rights.

IX. Vote FOR Anti-Greenmail proposals so long as they are not part of anti-takeover provisions (in which case the vote will be AGAINST).

X. Vote FOR charter and by-law amendments expanding the Indemnification of Directors to the maximum extent permitted under Delaware law (regardless of the state of incorporation) and vote AGAINST charter and by-law amendments completely Eliminating Directors' Liability for Breaches of Care.

XI. Vote FOR proposals to adopt Confidential Voting and Independent Vote Tabulation practices.

XII. Vote FOR Open-Market Stock Repurchase Programs, unless there is clear evidence of past abuse of the authority; the plan contains no safeguards against selective buybacks, or the authority can be used as an anti-takeover mechanism.

XIII. Vote FOR management proposals to implement a Reverse Stock Split when the number of authorized shares will be proportionately reduced or the Reverse Stock Split is necessary to avoid de-listing.

XIV. Vote FOR management proposals to Reduce the Par Value of common stock unless the proposal may facilitate an anti-takeover device or other negative corporate governance action.

XV. Vote FOR the Issuance of Large Blocks of Stock if such proposals have a legitimate business purpose and do not result in dilution of greater than 20%. However, a company's specific circumstances and market practices may be considered in determining whether the proposal is consistent with shareholder interests.

XVI. Vote AGAINST Excessive Increases in Common Stock. Vote AGAINST increases in authorized common stock that would result in authorized capital in excess of three times the company's shares outstanding and reserved for legitimate purposes. For non-U.S. securities with conditional capital requests, vote AGAINST issuances of shares with preemptive rights in excess of 100% of the company's current shares outstanding. Special requests will be evaluated, taking company-specific circumstances into account.

XVII. Vote AGAINST the adoption of or amendment to authorize additional shares under a Stock Option Plan if:

• The stock option plan includes evergreen provisions, which provides for an automatic allotment of equity compensation every year.

• The dilution effect of the shares authorized under the plan (including by virtue of any "evergreen" or replenishment provision), plus the shares reserved for issuance pursuant to all other option or restricted stock plans, is greater than 10%. However, dilution may be increased to 15% for small capitalization companies, and 20% for micro capitalization companies, respectively. If the plan fails this test, the dilution effect may be evaluated relative to any unusual factor involving the company.

• The offering price of options is less than 100% of fair market value on the date of grant, except that the offering price may be as low as 85% of fair market value if the discount is expressly granted in lieu of salary or cash bonus, except that a modest number of shares (limited to 5% for a large capitalization company and 10% for small and micro capitalization companies) may be available for grant to employees and directors under the plan if the grant is made by a compensation committee composed entirely of independent directors (the "De Minimis Exception").

• The plan is administered by (1) a compensation committee not comprised entirely of independent directors or (2) a board of directors not comprised of a majority of independent directors, provided that a plan is acceptable if it satisfies the De Minimis Exception.

• The plan's terms allow repricing of underwater options, or the board/committee has repriced options outstanding under the plan in the past two years without shareholder approval, unless by the express terms of the plan or a board resolution such repricing is rarely used (and then only to maintain option value due to extreme circumstances beyond management's control) and is within the limits of the De Minimis Exception.

• Liberal Definition of Change in Control: the plan provides that the vesting of equity awards may accelerate even though an actual change in control may not occur.

XVIII. Vote AGAINST the election of incumbent members of the compensation committee or a management slate in the concurrent or next following vote on the election of directors if, within the last year and without shareholder approval, the company's board of directors or compensation committee has repriced outstanding options.

XIX. Evaluate proposals to Reprice Outstanding Stock Options, taking into account such factors as: (1) whether the repricing proposal excludes senior management and directors; (2) whether the options proposed to be repriced exceeded the dilution thresholds described in these current proxy voting policies when initially granted; (3) whether the repricing proposal is value neutral to shareholders based upon an acceptable options pricing model; (4) the company's relative performance compared to other companies within the relevant industry or industries; (5) economic and other conditions affecting the relevant industry or industries in which the company competes; and (6) other facts or circumstances relevant to determining whether a repricing proposal is consistent with the interests of shareholders.

XX. Vote AGAINST adoption of or amendments to authorize additional shares for Restricted Stock Awards ("RSA") if:

• The dilution effect of the shares authorized under the plan, plus the shares reserved for issuance pursuant to all other option or restricted stock plans, is greater than 10%. However, dilution may be increased to 15% for small capitalization companies, and 20% for micro capitalization companies, respectively. If the plan fails this test, the dilution effect may be evaluated relative to any unusual factor involving the company.

XXI. Vote AGAINST Omnibus Stock Plans if one or more component violates any of the criteria applicable to Stock Option Plans or RSAs under these proxy voting policies, unless such component is de minimis. In the case of an omnibus stock plan, the dilution limits applicable to Stock Option Plans or RSAs under these proxy voting policies will be measured against the total number of shares under all components of such plan.

XXII. Vote AGAINST Employee Stock Purchase Plans if the plan violates any of the relevant criteria applicable to Stock Option Plans or RSAs under these proxy voting policies, except that (1) the minimum stock purchase price may be equal to or greater than 85% of the stock's fair market value if the plan constitutes a reasonable effort to encourage broad based participation in the company's equity, and (2) in the case of non-U.S. company stock purchase plans, the minimum stock purchase price may be equal to the prevailing "best practices," as articulated by the Agent, provided that the minimum stock purchase price must be at least 75% of the stock's fair market value.

XXIII. Vote AGAINST Stock Awards (other than stock options and RSAs) unless it is determined they are identified as being granted to officers/directors in lieu of salary or cash bonus, subject to number of shares being reasonable.

XXIV. Vote AGAINST equity vesting acceleration programs or amendments to authorize additional shares under such programs if the program provides for the acceleration of vesting of equity awards even though an actual change in control may not occur.

XXV. Vote FOR Employee Stock Ownership Plans ("ESOPs") of nonleveraged ESOPs, and in the case of leveraged ESOPs, giving consideration to the company's state of incorporation, existence of supermajority vote rules in the charter, number of shares authorized for the ESOP, and number of shares held by insiders. Geode may also examine where the ESOP shares are purchased and the dilution effect of the purchase. Geode will vote AGAINST a leveraged ESOP if all outstanding loans are due immediately upon a change in control.

XXVI. Vote AGAINST management or shareholder proposals on other Compensation Plans or Practices if such plans or practices are Inconsistent with the Interests of Shareholders. In addition, Geode may vote AGAINST the election of incumbents or a management slate in the concurrent or next following vote on the election of directors if Geode believes a board has approved executive compensation arrangements inconsistent with the interests of shareholders.

XXVII. Environmental and Social Proposals. Evaluate each proposal related to environmental and social issues (including political contributions). Generally, Geode expects to vote with management’s recommendation on shareholder proposals concerning environmental or social issues, as Geode believes management and the board are ordinarily in the best position to address these matters. Geode may support certain shareholder environmental and social proposals that request additional disclosures from companies which may provide material information to the investment management process, or where Geode otherwise believes support will help maximize shareholder value. Geode may take action against the re-election of board members if there are serious concerns over ESG practices or the board failed to act on related shareholder proposals that received approval by Geode and a majority of the votes cast in the previous year.

XXVIII. Geode will generally vote AGAINST shareholder proposals seeking to establish proxy access. Geode will evaluate management proposals on proxy access.

XXIX. Shares of Investment Companies.

• For institutional accounts, Geode will generally vote in favor of proposals recommended by the underlying funds' Board of Trustees.

• For retail managed accounts, Geode will employ echo voting when voting shares. To avoid certain potential conflicts of interest, if an investment company has a shareholder meeting, Geode would vote their shares in the investment company in the same proportion as the votes of other shareholders of the investment company.

Proxy Voting - MFS.

Massachusetts Financial Services Company, MFS Institutional Advisors, Inc., MFS International (UK) Limited, MFS Heritage Trust Company, MFS Investment Management (Canada) Limited, MFS Investment Management Company (Lux) S.à r.l., MFS International Singapore Pte. Ltd., MFS Investment Management K.K., MFS International Australia Pty. Ltd.; and MFS’ other subsidiaries that perform discretionary investment management activities (collectively, “MFS”) have adopted proxy voting policies and procedures, as set forth below (“MFS Proxy Voting Policies and Procedures”), with respect to securities owned by the clients for which MFS serves as investment adviser and has the power to vote proxies, including the pooled investment vehicles sponsored by MFS (the “MFS Funds”). References to “clients” in these policies and procedures include the MFS Funds and other clients of MFS, such as funds organized offshore, sub-advised funds and separate account clients, to the extent these clients have delegated to MFS the responsibility to vote proxies on their behalf under the MFS Proxy Voting Policies and Procedures.

The MFS Proxy Voting Policies and Procedures include:

A. Voting Guidelines;

B. Administrative Procedures;

C. Records Retention; and

D. Reports.

A. VOTING GUIDELINES

1. General Policy; Potential Conflicts of Interest

MFS’ policy is that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in the interests of any other party or in MFS' corporate interests, including interests such as the distribution of MFS Fund shares and institutional client relationships.

MFS reviews corporate governance issues and proxy voting matters that are presented for shareholder vote by either management or shareholders of public companies. Based on the overall principle that all votes cast by MFS on behalf of its clients must be in what MFS believes to be the best long-term economic interests of such clients, MFS has adopted proxy voting guidelines, set forth below, that govern how MFS generally will vote on specific matters presented for shareholder vote.

As a general matter, MFS votes consistently on similar proxy proposals across all shareholder meetings. However, some proxy proposals, such as certain excessive executive compensation, environmental, social and governance matters, are analyzed on a case-by-case basis in light of all the relevant facts and circumstances of the proposal. Therefore, MFS may vote similar proposals differently at different shareholder meetings based on the specific facts and circumstances of the issuer or the terms of the proposal. In addition, MFS also reserves the right to override the guidelines with respect to a particular proxy proposal when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients.

MFS also generally votes consistently on the same matter when securities of an issuer are held by multiple client portfolios. One reason why MFS may vote differently is if MFS has received explicit voting instructions to vote differently from a client for its own account. From time to time, MFS may also receive comments on the MFS Proxy Voting Policies and Procedures from its clients. These comments are carefully considered by MFS when it reviews these MFS Proxy Voting Policies and Procedures and revises them as appropriate, in MFS' sole judgment.

These policies and procedures are intended to address any potential material conflicts of interest on the part of MFS or its subsidiaries that are likely to arise in connection with the voting of proxies on behalf of MFS’ clients. If such potential material conflicts of interest do arise, MFS will analyze, document and report on such potential material conflicts of interest (see Sections B.2 and D below), and shall ultimately vote the relevant proxies in what MFS believes to be the best long-term economic interests of its clients. The MFS Proxy Voting Committee is responsible for monitoring and reporting with respect to such potential material conflicts of interest.

MFS is also a signatory to the Principles for Responsible Investment. In developing these guidelines, MFS considered environmental, social and corporate governance issues in light of MFS’ fiduciary obligation to vote proxies in the best long-term economic interest of its clients.

2.MFS’ Policy on Specific Issues

Election of Directors

MFS believes that good governance should be based on a board with at least a simple majority of directors who are “independent” of management, and whose key committees (e.g., compensation, nominating, and audit committees) consist entirely of “independent” directors. While MFS generally supports the board’s nominees in uncontested or non-contentious elections, we will not support a nominee to a board of a U.S. issuer (or issuer listed on a U.S. exchange) if, as a result of such nominee being elected to the board, the board would consist of a simple majority of members who are not “independent” or, alternatively, the compensation, nominating (including instances in which the full board serves as the compensation or nominating committee) or audit committees would include members who are not “independent.”

MFS will also not support a nominee to a board if we can determine that he or she attended less than 75% of the board and/or relevant committee meetings in the previous year without a valid reason stated in the proxy materials or other company communications. In addition, MFS may not support some or all nominees standing for re-election to a board if we can determine: (1) the board or its compensation committee has re-priced or exchanged underwater stock options since the last annual meeting of shareholders and without shareholder approval; (2) the board or relevant committee has not taken adequately responsive action to an issue that received majority support or opposition from shareholders; (3) the board has implemented a poison pill without shareholder approval since the last annual meeting and such poison pill is not on the subsequent shareholder meeting's agenda, (including those related to net-operating loss carry-forwards); (4) the board or relevant committee has failed to adequately oversee risk by allowing the hedging and/or significant pledging of company shares by executives; or (5) there are governance concerns with a director or issuer.

MFS also believes that a well-balanced board with diverse perspectives is a foundation for sound corporate governance. MFS will generally vote against the chair of the nominating and governance committee at any U.S. company whose board is comprised of less than 15% female directors. MFS may consider, among other factors, whether the company is transitioning towards increased board gender diversity in determining MFS' final voting decision.

MFS believes that the size of the board can have an effect on the board's ability to function efficiently. While MFS evaluates board size on a case-by-case basis, we will typically vote against the chair of the nominating & governance committee in instances where the size of the board is greater than sixteen (16) members.

For a director who is not a CEO of a public company, MFS will vote against a nominee who serves on more than four (4) public company boards in total. For a director who is also a CEO of a public company, MFS will vote against a nominee who serves on more than two (2) public-company boards in total. MFS may consider exceptions to this policy if: (i) the company has disclosed the director's plans to step down from the number of public company boards exceeding four (4) or two (2), as applicable, within a reasonable time; or (ii) the director exceeds the permitted number of public company board seats solely due to either his or her board service on an affiliated company (e.g., a subsidiary), or service on more than one investment company within the same investment company complex (as defined by applicable law). With respect to a director who serves as a CEO of a public company, MFS will support his or her re-election to the board of the company for which he or she serves as CEO.

MFS may not support certain board nominees of U.S. issuers under certain circumstances where MFS deems compensation to be egregious due to pay-for-performance issues and/or poor pay practices. Please see the section below titled “MFS’ Policy on Specific Issues - Advisory Votes on Executive Compensation” for further details.

MFS evaluates a contested or contentious election of directors on a case-by-case basis considering the long-term financial performance of the company relative to its industry, management's track record, the qualifications of all nominees, and an evaluation of what each side is offering shareholders.

Majority Voting and Director Elections

MFS votes for reasonably crafted proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors (including binding resolutions requesting that the board amend the company’s bylaws), provided the proposal includes a carve-out for a plurality voting standard when there are more director nominees than board seats (e.g., contested elections) (“Majority Vote Proposals”).

Classified Boards

MFS generally supports proposals to declassify a board (i.e., a board in which only one-third of board members is elected each year) for all issuers other than for certain closed-end investment companies. MFS generally opposes proposals to classify a board for issuers other than for certain closed-end investment companies.

Proxy Access

MFS believes that the ability of qualifying shareholders to nominate a certain number of directors on the company's proxy statement ("Proxy Access") may have corporate governance benefits. However, such potential benefits must be balanced by its potential misuse by shareholders. Therefore, we support Proxy Access proposals at U.S. issuers that establish an ownership criteria of 3% of the company held continuously for a period of 3 years. In our view, such qualifying shareholders should have the ability to nominate at least 2 directors. Companies should be mindful of imposing any undue impediments within its bylaws that may render Proxy Access impractical, including re-submission thresholds for director nominees via Proxy Access.

MFS analyzes all other proposals seeking Proxy Access on a case-by-case basis. In its analysis, MFS will consider the proposed ownership criteria for qualifying shareholders (such as ownership threshold and holding period) as well as the proponent's rationale for seeking Proxy Access.

Stock Plans

MFS opposes stock option programs and restricted stock plans that provide unduly generous compensation for officers, directors or employees, or that could result in excessive dilution to other shareholders. As a general guideline, MFS votes against restricted stock, stock option, non-employee director, omnibus stock plans and any other stock plan if all such plans for a particular company involve potential dilution, in the aggregate, of more than 15%. However, MFS will also vote against stock plans that involve potential dilution, in aggregate, of more than 10% at U.S. issuers that are listed in the Standard and Poor’s 100 index as of December 31 of the previous year. In the cases where a stock plan amendment is seeking qualitative changes and not additional shares, MFS will vote its shares on a case-by-case basis.

MFS also opposes stock option programs that allow the board or the compensation committee to re-price underwater options or to automatically replenish shares without shareholder approval. MFS also votes against stock option programs for officers, employees or non-employee directors that do not require an investment by the optionee, that give “free rides” on the stock price, or that permit grants of stock options with an exercise price below fair market value on the date the options are granted. MFS will consider proposals to exchange existing options for newly issued options, restricted stock or cash on a case-by-case basis, taking into account certain factors, including, but not limited to, whether there is a reasonable value-for-value exchange and whether senior executives are excluded from participating in the exchange.

MFS supports the use of a broad-based employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value and do not result in excessive dilution.

Shareholder Proposals on Executive Compensation

MFS believes that competitive compensation packages are necessary to attract, motivate and retain executives. However, MFS also recognizes that certain executive compensation practices can be “excessive” and not in the best long-term economic interest of a company’s shareholders. We believe that the election of an issuer’s board of directors (as outlined above), votes on stock plans (as outlined above) and advisory votes on pay (as outlined below) are typically the most effective mechanisms to express our view on a company’s compensation practices.

MFS generally opposes shareholder proposals that seek to set rigid restrictions on executive compensation as MFS believes that compensation committees should retain some flexibility to determine the appropriate pay package for executives. Although we support linking executive stock option grants to a company’s performance, MFS also opposes shareholder proposals that mandate a link of performance-based pay to a specific metric. MFS generally supports reasonably crafted shareholder proposals that (i) require the issuer to adopt a policy to recover the portion of performance-based bonuses and awards paid to senior executives that were not earned based upon a significant negative restatement of earnings unless the company already has adopted a satisfactory policy on the matter, (ii) expressly prohibit the backdating of stock options, and (iii) prohibit the acceleration of vesting of equity awards upon a broad definition of a "change-in-control" (e.g., single or modified single-trigger).

Advisory Votes on Executive Compensation

MFS will analyze advisory votes on executive compensation on a case-by-case basis. MFS will vote against an issuer's executive compensation practices if MFS determines that such practices are excessive or include incentive metrics or structures that are poorly aligned with the best, long-term economic interest of a company's shareholders. MFS will vote in favor of executive compensation practices if MFS has not determined that these practices are excessive or that the practices include incentive metrics or structures that are poorly aligned with the best, long-term economic interest of a company's shareholders. Examples of excessive executive compensation practices or poorly aligned incentives may include, but are not limited to, a pay-for-performance disconnect, a set of incentive metrics or a compensation plan structure that MFS believes may lead to a future pay-for-performance disconnect, employment contract terms such as guaranteed bonus provisions, unwarranted pension payouts, backdated stock options, overly generous hiring bonuses for chief executive officers, significant perquisites, or the potential reimbursement of excise taxes to an executive in regards to a severance package. In cases where MFS (i) votes against consecutive advisory pay votes, or (ii) determines that a particularly egregious excessive executive compensation practice has occurred, then MFS may also vote against certain or all board nominees. MFS may also vote against certain or all board nominees if an advisory pay vote for a U.S. issuer is not on the agenda, or the company has not implemented the advisory vote frequency supported by a plurality/ majority of shareholders.

MFS generally supports proposals to include an advisory shareholder vote on an issuer’s executive compensation practices on an annual basis.

“Golden Parachutes”

From time to time, MFS may evaluate a separate, advisory vote on severance packages or “golden parachutes” to certain executives at the same time as a vote on a proposed merger or acquisition. MFS will support an advisory vote on a severance package on a case-by-case basis, and MFS may vote against the severance package regardless of whether MFS supports the proposed merger or acquisition.

Shareholders of companies may also submit proxy proposals that would require shareholder approval of severance packages for executive officers that exceed certain predetermined thresholds. MFS votes in favor of such shareholder proposals when they would require shareholder approval of any severance package for an executive officer that exceeds a certain multiple of such officer’s annual compensation that is not determined in MFS’ judgment to be excessive.

Anti-Takeover Measures

In general, MFS votes against any measure that inhibits capital appreciation in a stock, including proposals that protect management from action by shareholders. These types of proposals take many forms, ranging from “poison pills” and “shark repellents” to super-majority requirements.

While MFS may consider the adoption of a prospective “poison pill” or the continuation of an existing “poison pill" on a case-by-case basis, MFS generally votes against such anti-takeover devices. MFS generally votes for proposals to rescind existing “poison pills” and proposals that would require shareholder approval to adopt prospective “poison pills”. MFS will also consider, on a case-by-case basis, proposals designed to prevent tenders which are disadvantageous to shareholders such as tenders at below market prices and tenders for substantially less than all shares of an issuer.

MFS will consider any poison pills designed to protect a company’s net-operating loss carryforwards on a case-by-case basis, weighing the accounting and tax benefits of such a pill against the risk of deterring future acquisition candidates.

Proxy Contests

From time to time, a shareholder may express alternative points of view in terms of a company's strategy, capital allocation, or other issues. Such shareholder may also propose a slate of director nominees different than the slate of director nominees proposed by the company (a "Proxy Contest"). MFS will analyze Proxy Contests on a case-by-case basis, taking into consideration the track record and current recommended initiatives of both company management and the dissident shareholder(s). Like all of our proxy votes, MFS will support the slate of director nominees that we believe is in the best, long-term economic interest of our clients.

Reincorporation and Reorganization Proposals

When presented with a proposal to reincorporate a company under the laws of a different state, or to effect some other type of corporate reorganization, MFS considers the underlying purpose and ultimate effect of such a proposal in determining whether or not to support such a measure. MFS generally votes with management in regards to these types of proposals, however, if MFS believes the proposal is in the best long-term economic interests of its clients, then MFS may vote against management (e.g., the intent or effect would be to create additional inappropriate impediments to possible acquisitions or takeovers).

Issuance of Stock

There are many legitimate reasons for the issuance of stock. Nevertheless, as noted above under “Stock Plans”, when a stock option plan (either individually or when aggregated with other plans of the same company) would substantially dilute the existing equity (e.g., by approximately 10-15% as described above), MFS generally votes against the plan. In addition, MFS typically votes against proposals where management is asking for authorization to issue common or preferred stock with no reason stated (a “blank check”) because the unexplained authorization could work as a potential anti-takeover device. MFS may also vote against the authorization or issuance of common or preferred stock if MFS determines that the requested authorization is excessive or not warranted.

Repurchase Programs

MFS supports proposals to institute share repurchase plans in which all shareholders have the opportunity to participate on an equal basis. Such plans may include a company acquiring its own shares on the open market, or a company making a tender offer to its own shareholders.

Cumulative Voting

MFS opposes proposals that seek to introduce cumulative voting and for proposals that seek to eliminate cumulative voting. In either case, MFS will consider whether cumulative voting is likely to enhance the interests of MFS’ clients as minority shareholders.

Written Consent and Special Meetings

The right to call a special meeting or act by written consent can be a powerful tool for shareholders. As such, MFS supports proposals requesting the right for shareholders who hold at least 10% of the issuer’s outstanding stock to call a special meeting. MFS also supports proposals requesting the right for shareholders to act by written consent.

Independent Auditors

MFS believes that the appointment of auditors for U.S. issuers is best left to the board of directors of the company and therefore supports the ratification of the board’s selection of an auditor for the company. Some shareholder groups have submitted proposals to limit the non-audit activities of a company’s audit firm or prohibit any non-audit services by a company’s auditors to that company. MFS opposes proposals recommending the prohibition or limitation of the performance of non-audit services by an auditor, and proposals recommending the removal of a company’s auditor due to the performance of non-audit work for the company by its auditor. MFS believes that the board, or its audit committee, should have the discretion to hire the company’s auditor for specific pieces of non-audit work in the limited situations permitted under current law.

Other Business

MFS generally votes against "other business" proposals as the content of any such matter is not known at the time of our vote.

Adjourn Shareholder Meeting

MFS generally supports proposals to adjourn a shareholder meeting if we support the other ballot items on the meeting's agenda. MFS generally votes against proposals to adjourn a meeting if we do not support the other ballot items on the meeting's agenda.

Environmental, Social and Governance (“ESG”) Issues

MFS believes that a company’s ESG practices may have an impact on the company’s long-term economic financial performance and will generally support proposals relating to ESG issues that MFS believes are in the best long-term economic interest of the company’s shareholders. For those ESG proposals for which a specific policy has not been adopted, MFS considers such ESG proposals on a case-by-case basis. As a result, it may vote similar proposals differently at various shareholder meetings based on the specific facts and circumstances of such proposal.

MFS generally supports proposals that seek to remove governance structures that insulate management from shareholders (i.e., anti-takeover measures) or that seek to enhance shareholder rights. Many of these governance-related issues, including compensation issues, are outlined within the context of the above guidelines. In addition, MFS typically supports proposals that require an issuer to reimburse successful dissident shareholders (who are not seeking control of the company) for reasonable expenses that such dissident incurred in soliciting an alternative slate of director candidates. MFS also generally supports reasonably crafted shareholder proposals requesting increased disclosure around the company’s use of collateral in derivatives trading. MFS typically supports proposals for an independent board chairperson. However, we may not support such proposals if we determine there to be an appropriate and effective counter-balancing leadership structure in place (e.g., a strong, independent lead director with an appropriate level of powers and duties). For any governance-related proposal for which an explicit guideline is not provided above, MFS will consider such proposals on a case-by-case basis and will support such proposals if MFS believes that it is in the best long-term economic interest of the company’s shareholders.

MFS generally supports proposals that request disclosure on the impact of environmental issues on the company’s operations, sales, and capital investments. However, MFS may not support such proposals based on the facts and circumstances surrounding a specific proposal, including, but not limited to, whether (i) the proposal is unduly costly, restrictive, or burdensome, (ii) the company already provides publicly-available information that is sufficient to enable shareholders to evaluate the potential opportunities and risks that environmental matters pose to the company’s operations, sales and capital investments, or (iii) the proposal seeks a level of disclosure that exceeds that provided by the company’s industry peers. MFS will analyze all other environmental proposals on a case-by-case basis and will support such proposals if MFS believes such proposal is in the best long-term economic interest of the company’s shareholders.

MFS will analyze social proposals on a case-by-case basis. MFS will support such proposals if MFS believes that such proposal is in the best long-term economic interest of the company’s shareholders. Generally, MFS will support shareholder proposals that (i) seek to amend a company’s equal employment opportunity policy to prohibit discrimination based on sexual orientation and gender identity; and (ii) request additional disclosure regarding a company’s political contributions (including trade organizations and lobbying activity) (unless the company already provides publicly-available information that is sufficient to enable shareholders to evaluate the potential opportunities and risks that such contributions pose to the company’s operations, sales and capital investments).

The laws of various states or countries may regulate how the interests of certain clients subject to those laws (e.g., state pension plans) are voted with respect to social issues. Thus, it may be necessary to cast ballots differently for certain clients than MFS might normally do for other clients.

Foreign Issuers

MFS generally supports the election of a director nominee standing for re-election in uncontested or non-contentious elections unless it can be determined that (1) he or she failed to attend at least 75% of the board and/or relevant committee meetings in the previous year without a valid reason given in the proxy materials; (2) since the last annual meeting of shareholders and without shareholder approval, the board or its compensation committee has re-priced underwater stock options; or (3) since the last annual meeting, the board has either implemented a poison pill without shareholder approval or has not taken responsive action to a majority shareholder approved resolution recommending that the “poison pill” be rescinded. In such circumstances, we will vote against director nominee(s). Also, certain markets outside of the U.S. have adopted best practice guidelines relating to corporate governance matters (e.g., the United Kingdom’s and Japan Corporate Governance Codes). Many of these guidelines operate on a “comply or explain” basis. As such, MFS will evaluate any explanations by companies relating to their compliance with a particular corporate governance guideline on a case-by-case basis and may vote against the board nominees or other relevant ballot item if such explanation is not satisfactory. While we incorporate market best practice guidelines and local corporate governance codes into our decision making for certain foreign issuers, we may apply additional standards than those promulgated in a local market if we believe such approach will advance market best practices. Specifically, in the Japanese market we will generally vote against certain director nominees where the board is not comprised of at least one-third independent directors as determined by MFS in its sole discretion. In some circumstances, MFS may submit a vote to abstain from certain director nominees or the relevant ballot items if we have concerns with the nominee or ballot item, but do not believe these concerns rise to the level where a vote against is warranted.

MFS generally supports the election of auditors, but may determine to vote against the election of a statutory auditor in certain markets if MFS reasonably believes that the statutory auditor is not truly independent.

Some international markets have also adopted mandatory requirements for all companies to hold shareholder votes on executive compensation. MFS will vote against such proposals if MFS determines that a company’s executive compensation practices are excessive, considering such factors as the specific market’s best practices that seek to maintain appropriate pay-for-performance alignment and to create long-term shareholder value. We may alternatively submit an abstention vote on such proposals in circumstances where our executive compensation concerns are not as severe.

Many other items on foreign proxies involve repetitive, non-controversial matters that are mandated by local law. Accordingly, the items that are generally deemed routine and which do not require the exercise of judgment under these guidelines (and therefore voted with management) for foreign issuers include, but are not limited to, the following: (i) receiving financial statements or other reports from the board; (ii) approval of declarations of dividends; (iii) appointment of shareholders to sign board meeting minutes; (iv) discharge of management and supervisory boards; and (v) approval of share repurchase programs (absent any anti-takeover or other concerns). MFS will evaluate all other items on proxies for foreign companies in the context of the guidelines described above, but will generally vote against an item if there is not sufficient information disclosed in order to make an informed voting decision. For any ballot item where MFS wishes to express a more moderate level of concern than a vote of against, we will cast a vote to abstain.

In accordance with local law or business practices, some foreign companies or custodians prevent the sale of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting (“share blocking”). Depending on the country in which a company is domiciled, the blocking period may begin a stated number of days prior or subsequent to the meeting (e.g., one, three or five days) or on a date established by the company. While practices vary, in many countries the block period can be continued for a longer period if the shareholder meeting is adjourned and postponed to a later date. Similarly, practices vary widely as to the ability of a shareholder to have the “block” restriction lifted early (e.g., in some countries shares generally can be “unblocked” up to two days prior to the meeting whereas in other countries the removal of the block appears to be discretionary with the issuer’s transfer agent). Due to these restrictions, MFS must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. For companies in countries with share blocking periods or in markets where some custodians may block shares, the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly, MFS will not vote those proxies in the absence of an unusual, significant vote that outweighs the disadvantage of being unable to sell the stock.

From time to time, governments may impose economic sanctions which may prohibit us from transacting business with certain companies or individuals. These sanctions may also prohibit the voting of proxies at certain companies or on certain individuals. In such instances, MFS will not vote at certain companies or on certain individuals if it determines that doing so is in violation of the sanctions.

In limited circumstances, other market specific impediments to voting shares may limit our ability to cast votes, including, but not limited to, late delivery of proxy materials, untimely vote cut-off dates, power of attorney and share re-registration requirements, or any other unusual voting requirements. In these limited instances, MFS votes securities on a best efforts basis in the context of the guidelines described above.

B. ADMINISTRATIVE PROCEDURES

1. MFS Proxy Voting Committee

The administration of these MFS Proxy Voting Policies and Procedures is overseen by the MFS Proxy Voting Committee, which includes senior personnel from the MFS Legal and Global Investment and Client Support Departments as well as members of the investment team. The Proxy Voting Committee does not include individuals whose primary duties relate to client relationship management, marketing, or sales. The MFS Proxy Voting Committee:

a. Reviews these MFS Proxy Voting Policies and Procedures at least annually and recommends any amendments considered to be necessary or advisable;

b. Determines whether any potential material conflict of interest exists with respect to instances in which MFS (i) seeks to override these MFS Proxy Voting Policies and Procedures; (ii) votes on ballot items not governed by these MFS Proxy Voting Policies and Procedures; (iii) evaluates an excessive executive compensation issue in relation to the election of directors; or (iv) requests a vote recommendation from an MFS portfolio manager or investment analyst (e.g., mergers and acquisitions);

c. Considers special proxy issues as they may arise from time to time; and

d. Determines engagement priorities and strategies with respect to MFS' proxy voting activities

2. Potential Conflicts of Interest

The MFS Proxy Voting Committee is responsible for monitoring potential material conflicts of interest on the part of MFS or its subsidiaries that could arise in connection with the voting of proxies on behalf of MFS’ clients. Due to the client focus of our investment management business, we believe that the potential for actual material conflict of interest issues is small. Nonetheless, we have developed precautions to assure that all proxy votes are cast in the best long-term economic interest of shareholders1. Other MFS internal policies require all MFS employees to avoid actual and potential conflicts of interests between personal activities and MFS’ client activities. If an employee (including investment professionals) identifies an actual or potential conflict of interest with respect to any voting decision (including the ownership of securities in their individual portfolio), then that employee must recuse himself/herself from participating in the voting process. Any significant attempt by an employee of MFS or its subsidiaries to unduly influence MFS’ voting on a particular proxy matter should also be reported to the MFS Proxy Voting Committee.

In cases where proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures, no material conflict of interest will be deemed to exist. In cases where (i) MFS is considering overriding these MFS Proxy Voting Policies and Procedures, (ii) matters presented for vote are not governed by these MFS Proxy Voting Policies and Procedures, (iii) MFS evaluates a potentially excessive executive compensation issue in relation to the election of directors or advisory pay or severance package vote, or (iv) a vote recommendation is requested from an MFS portfolio manager or investment analyst (e.g., mergers and acquisitions); (collectively, “Non-Standard Votes”); the MFS Proxy Voting Committee will follow these procedures:

a. Compare the name of the issuer of such proxy against a list of significant current (i) distributors of MFS Fund shares, and (ii) MFS institutional clients (the “MFS Significant Distributor and Client List”);

b. If the name of the issuer does not appear on the MFS Significant Distributor and Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Voting Committee;

c. If the name of the issuer appears on the MFS Significant Distributor and Client List, then the MFS Proxy Voting Committee will be apprised of that fact and each member of the MFS Proxy Voting Committee will carefully evaluate the proposed vote in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in MFS' corporate interests; and

d. For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Voting Committee will document: the name of the issuer, the issuer’s relationship to MFS, the analysis of the matters submitted for proxy vote, the votes as to be cast and the reasons why the MFS Proxy Voting Committee determined that the votes were cast in the best long-term economic interests of MFS’ clients, and not in MFS' corporate interests. A copy of the foregoing documentation will be provided to MFS’ Conflicts Officer.

The members of the MFS Proxy Voting Committee are responsible for creating and maintaining the MFS Significant Distributor and Client List, in consultation with MFS’ distribution and institutional business units. The MFS Significant Distributor and Client List will be reviewed and updated periodically, as appropriate.

For instances where MFS is evaluating a director nominee who also serves as a director of the MFS Funds, then the MFS Proxy Voting Committee will adhere to the procedures described in section (d) above regardless of whether the portfolio company appears on our Significant Distributor and Client List.

If an MFS client has the right to vote on a matter submitted to shareholders by Sun Life Financial, Inc. or any of its affiliates (collectively "Sun Life"), MFS will cast a vote on behalf of such MFS client pursuant to the recommendations of Institutional Shareholder Services, Inc.'s ("ISS") benchmark policy, or as required by law.

Except as described in the MFS Fund's Prospectus, from time to time, certain MFS Funds (the "top tier fund") may own shares of other MFS Funds (the "underlying fund"). If an underlying fund submits a matter to a shareholder vote, the top tier fund will generally vote its shares in the same proportion as the other shareholders of the underlying fund. If there are no other shareholders in the underlying fund, the top tier fund will vote in what MFS believes to be in the top tier fund's best long-term economic interest. If an MFS client has the right to vote on a matter submitted to shareholders by a pooled investment vehicle advised by MFS (excluding those vehicles for which MFS' role is primarily portfolio management and is overseen by another investment adviser), MFS will cast a vote on behalf of such MFS client in the same proportion as the other shareholders of the pooled investment vehicle.

3. Gathering Proxies

Most proxies received by MFS and its clients originate at Broadridge Financial Solutions, Inc. (“Broadridge”). Broadridge and other service providers, on behalf of custodians, send proxy related material to the record holders of the shares beneficially owned by MFS’ clients, usually to the client’s proxy voting administrator or, less commonly, to the client itself. This material will include proxy ballots reflecting the shareholdings of Funds and of clients on the record dates for such shareholder meetings, as well as proxy materials with the issuer’s explanation of the items to be voted upon.

MFS, on behalf of itself and certain of its clients (including the MFS Funds) has entered into an agreement with an independent proxy administration firm pursuant to which the proxy administration firm performs various proxy vote related administrative services such as vote processing and recordkeeping functions. Except as noted below, the proxy administration firm for MFS and its clients, including the MFS Funds, is ISS. The proxy administration firm for MFS Development Funds, LLC is Glass, Lewis & Co., Inc. (“Glass Lewis”; Glass Lewis and ISS are each hereinafter referred to as the “Proxy Administrator”).

The Proxy Administrator receives proxy statements and proxy ballots directly or indirectly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are input into the Proxy Administrator’s system by an MFS holdings data-feed. Through the use of the Proxy Administrator system, ballots and proxy material summaries for all upcoming shareholders’ meetings are available on-line to certain MFS employees and members of the MFS Proxy Voting Committee.

It is the responsibility of the Proxy Administrator and MFS to monitor the receipt of ballots. When proxy ballots and materials for clients are received by the Proxy Administrator, they are input into the Proxy Administrator’s on-line system. The Proxy Administrator then reconciles a list of all MFS accounts that hold shares of a company’s stock and the number of shares held on the record date by these accounts with the Proxy Administrator’s list of any upcoming shareholder’s meeting of that company. If a proxy ballot has not been received, the Proxy Administrator contacts the custodian requesting the reason as to why a ballot has not been received.

4. Analyzing Proxies

Proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures. The Proxy Administrator, at the prior direction of MFS, automatically votes all proxy matters that do not require the particular exercise of discretion or judgment with respect to these MFS Proxy Voting Policies and Procedures as determined by MFS. With respect to proxy matters that require the particular exercise of discretion or judgment, the MFS Proxy Voting Committee or its representatives considers and votes on those proxy matters. MFS also receives research and recommendations from the Proxy Administrator which it may take into account in deciding how to vote. MFS uses its own internal research, the research of Proxy Administrators and/or other third party research tools and vendors to identify (i) circumstances in which a board may have approved an executive compensation plan that is excessive or poorly aligned with the portfolio company's business or its shareholders, (ii) environmental and social proposals that warrant further consideration or (iii) circumstances in which a non-U.S. company is not in compliance with local governance or compensation best practices. In those situations where the only MFS Fund that is eligible to vote at a shareholder meeting has Glass Lewis as its Proxy Administrator, then we will utilize research from Glass Lewis to identify such issues. MFS analyzes such issues independently and does not necessarily vote with the ISS or Glass Lewis recommendations on these issues. Representatives of the MFS Proxy Voting Committee review, as appropriate, votes cast to ensure conformity with these MFS Proxy Voting Policies and Procedures.

For votes that require a case-by-case analysis per the MFS Proxy Policies (e.g., proxy contests, potentially excessive executive compensation issues, or certain shareholder proposals), a member of the proxy voting team will consult with or seek recommendations from MFS investment analysts and/or portfolio managers2. However, the MFS Proxy Voting Committee will ultimately determine the manner in which such proxies are voted.

As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients. Any such override of the guidelines shall be analyzed, documented and reported in accordance with the procedures set forth in these policies.

5. Voting Proxies

In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Voting Committee, and makes available on-line various other types of information so that the MFS Proxy Voting Committee or proxy voting team may review and monitor the votes cast by the Proxy Administrator on behalf of MFS’ clients.

For those markets that utilize a "record date" to determine which shareholders are eligible to vote, MFS generally will vote all eligible shares pursuant to these guidelines regardless of whether all (or a portion of) the shares held by our clients have been sold prior to the meeting date.

6. Securities Lending

From time to time, the MFS Funds or other pooled investment vehicles sponsored by MFS may participate in a securities lending program. In the event MFS or its agent receives timely notice of a shareholder meeting for a U.S. security, MFS and its agent will attempt to recall any securities on loan before the meeting’s record date so that MFS will be entitled to vote these shares. However, there may be instances in which MFS is unable to timely recall securities on loan for a U.S. security, in which cases MFS will not be able to vote these shares. MFS will report to the appropriate board of the MFS Funds those instances in which MFS is not able to timely recall the loaned securities. MFS generally does not recall non-U.S. securities on loan because there may be insufficient advance notice of proxy materials, record dates, or vote cut-off dates to allow MFS to timely recall the shares in certain markets on an automated basis. As a result, non-U.S. securities that are on loan will not generally be voted. If MFS receives timely notice of what MFS determines to be an unusual, significant vote for a non-U.S. security whereas MFS shares are on loan, and determines that voting is in the best long-term economic interest of shareholders, then MFS will attempt to timely recall the loaned shares.

7. Engagement

The MFS Proxy Voting Policies and Procedures are available on www.mfs.com and may be accessed by both MFS' clients and the companies in which MFS' clients invest. From time to time, MFS may determine that it is appropriate and beneficial for members of the MFS Proxy Voting Committee or proxy voting team to engage in a dialogue or written communication with a company or other shareholders regarding certain matters on the company’s proxy statement that are of concern to shareholders, including environmental, social and governance matters. A company or shareholder may also seek to engage with members of the MFS Proxy Voting Committee or proxy voting team in advance of the company’s formal proxy solicitation to review issues more generally or gauge support for certain contemplated proposals. The MFS Proxy Voting Committee, in consultation with members of the investment team, establish proxy voting engagement goals and priorities for the year. For further information on requesting engagement with MFS on proxy voting issues or information about MFS' engagement priorities, please visit www.mfs.com and refer to our most recent proxy season preview and engagement priorities report.

C. RECORDS RETENTION

MFS will retain copies of these MFS Proxy Voting Policies and Procedures in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees of the MFS Funds for the period required by applicable law. Proxy solicitation materials, including electronic versions of the proxy ballots completed by representatives of the MFS Proxy Voting Committee, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Voting Committee. All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator’s system as to proxies processed, including the dates when proxy ballots were received and submitted, and the votes on each company’s proxy issues, are retained as required by applicable law.

D. REPORTS

U.S. Registered MFS Funds

MFS publicly discloses the proxy voting records of the U.S. registered MFS Funds on a quarterly basis. MFS will also report the results of its voting to the Board of Trustees of the U.S. registered MFS Funds. These reports will include: (i) a summary of how votes were cast (including advisory votes on pay and “golden parachutes”); (ii) a summary of votes against management’s recommendation; (iii) a review of situations where MFS did not vote in accordance with the guidelines and the rationale therefore; (iv) a review of the procedures used by MFS to identify material conflicts of interest and any matters identified as a material conflict of interest; (v) a review of these policies and the guidelines; (vi) a review of our proxy engagement activity; (vii) a report and impact assessment of instances in which the recall of loaned securities of a U.S. issuer was unsuccessful; and (viii) as necessary or appropriate, any proposed modifications thereto to reflect new developments in corporate governance and other issues. Based on these reviews, the Trustees of the U.S. registered MFS Funds will consider possible modifications to these policies to the extent necessary or advisable.

Other MFS Clients

MFS may publicly disclose the proxy voting records of certain other clients (including certain MFS Funds) or the votes it casts with respect to certain matters as required by law. A report can also be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue and, upon request, may identify situations where MFS did not vote in accordance with the MFS Proxy Voting Policies and Procedures.

Except as described above, MFS generally will not divulge actual voting practices to any party other than the client or its representatives because we consider that information to be confidential and proprietary to the client. However, as noted above, MFS may determine that it is appropriate and beneficial to engage in a dialogue with a company regarding certain matters. During such dialogue with the company, MFS may disclose the vote it intends to cast in order to potentially effect positive change at a company in regards to environmental, social or governance issues.

1 For clarification purposes, note that MFS votes in what we believe to be the best, long-term economic interest of our clients entitled to vote at the shareholder meeting, regardless of whether other MFS clients hold “short” positions in the same issuer.

2 From time to time, due to travel schedules and other commitments, an appropriate portfolio manager or research analyst may not be available to provide a vote recommendation. If such a recommendation cannot be obtained within a reasonable time prior to the cut-off date of the shareholder meeting, the MFS Proxy Voting Committee may determine to abstain from voting.

T. ROWE PRICE ASSOCIATES, INC. AND ITS INVESTMENT ADVISER AFFILIATES PROXY VOTING POLICIES AND PROCEDURES

RESPONSIBILITY TO VOTE PROXIES

T. Rowe Price Associates, Inc., and its affiliated investment advisers (collectively, “T. Rowe Price”) recognize and adhere to the principle that one of the privileges of owning stock in a company is the right to vote in the election of the company’s directors and on matters affecting certain important aspects of the company’s structure and operations that are submitted to shareholder vote. The U.S.-registered investment companies which T. Rowe Price sponsors and serves as investment adviser (the “Price Funds”) as well as other investment advisory clients have delegated to T. Rowe Price certain proxy voting powers. As an investment adviser, T. Rowe Price has a fiduciary responsibility to such clients when exercising its voting authority with respect to securities held in their portfolios. T. Rowe Price reserves the right to decline to vote proxies in accordance with client-specific voting guidelines.

T. Rowe Price has adopted these Proxy Voting Policies and Procedures (“Policies and Procedures”) for the purpose of establishing formal policies and procedures for performing and documenting its fiduciary duty with regard to the voting of client proxies. This document is updated annually.

Fiduciary Considerations. It is the policy of T. Rowe Price that decisions with respect to proxy issues will be made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company from the viewpoint of the particular client or Price Fund. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Our intent has always been to vote proxies, where possible to do so, in a manner consistent with our fiduciary obligations and responsibilities. Practicalities and costs involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.

Other Considerations. One of the primary factors T. Rowe Price considers when determining the desirability of investing in a particular company is the quality and depth of its management. We recognize that a company’s management is entrusted with the day-to-day operations of the company, as well as its long-term direction and strategic planning, subject to the oversight of the company’s board of directors. Accordingly, our proxy voting guidelines are not intended to substitute our judgment for management’s with respect to the company’s day-to-day operations. Rather, our proxy voting guidelines are designed to promote accountability of a company's management and board of directors to its shareholders; to align the interests of management with those of shareholders; and to encourage companies to adopt best practices in terms of their corporate governance and disclosure. In addition to our proxy voting guidelines, we rely on a company's public filings, its board recommendations, its track record, country-specific best practices codes, our research providers and – most importantly – our investment professionals’ views in making voting decisions.

ADMINISTRATION OF POLICIES AND PROCEDURES

Proxy Committee. T. Rowe Price’s Proxy Committee (“Proxy Committee”) is responsible for establishing positions with respect to corporate governance and other proxy issues. Certain delegated members of the Proxy Committee also review questions and respond to inquiries from clients and mutual fund shareholders pertaining to proxy issues. While the Proxy Committee sets voting guidelines and serves as a resource for T. Rowe Price portfolio management, it does not have proxy voting authority for any Price Fund or client. Rather, this responsibility is held by the Chairperson of the Price Fund’s Investment Advisory Committee or client’s portfolio manager.

Proxy Services Group. The Proxy Services Group is responsible for administering the proxy voting process as set forth in the Policies and Procedures.

Head of Corporate Governance. Our Head of Corporate Governance is responsible for reviewing the proxy agendas for all upcoming meetings and making company-specific recommendations to our global industry analysts and portfolio managers with regard to the voting decisions in their portfolios.

HOW PROXIES ARE REVIEWED, PROCESSED AND VOTED

In order to facilitate the proxy voting process, T. Rowe Price has retained Institutional Shareholder Services ("ISS") as an expert in the proxy voting and corporate governance area. ISS specializes in providing a variety of fiduciary-level proxy advisory and voting services. These services include custom vote recommendations, research, vote execution, and reporting. In order to reflect T. Rowe Price’s issue-by-issue voting guidelines as approved each year by the Proxy Committee, ISS maintains and implements a custom voting policy for the Price Funds and other client accounts.

Meeting Notification

T. Rowe Price utilizes ISS' voting agent services to notify us of upcoming shareholder meetings for portfolio companies held in client accounts and to transmit votes to the various custodian banks of our clients. ISS tracks and reconciles T. Rowe Price holdings against incoming proxy ballots. If ballots do not arrive on time, ISS procures them from the appropriate custodian or proxy distribution agent. Meeting and record date information is updated daily and transmitted to T. Rowe Price through ProxyExchange, an ISS application.

Vote Determination

Each day, ISS delivers into T. Rowe Price’s customized ProxyExchange environment a comprehensive summary of upcoming meetings, proxy proposals, publications discussing key proxy voting issues, and custom vote recommendations to assist us with proxy research and processing. The final authority and responsibility for proxy voting decisions remains with T. Rowe Price. Decisions with respect to proxy matters are made primarily in light of the anticipated impact of the issue on the desirability of investing in the company from the perspective of our clients.

Portfolio managers may execute their responsibility to vote proxies in different ways. Some have decided to vote their proxies generally in line with the guidelines as set by the Proxy Committee. Others review vote recommendations and approve them before the votes are cast. In all cases, portfolio managers receive current reports summarizing all proxy votes in their client accounts. Portfolio managers who vote their proxies inconsistent with T. Rowe Price guidelines are required to document the rationale for their votes. The Proxy Services Group is responsible for maintaining this documentation and assuring that it adequately reflects the basis for any vote which is contrary to our proxy voting guidelines.

T. Rowe Price Voting Policies

Specific proxy voting guidelines have been adopted by the Proxy Committee for all regularly occurring categories of management and shareholder proposals. A detailed set of proxy voting guidelines is available on the T. Rowe Price website, www.troweprice.com. The following is a summary of our guidelines on the most significant proxy voting topics:

Election of Directors - For U.S. companies, T. Rowe Price generally supports slates with a majority of independent directors. However, T. Rowe Price may vote against outside directors who do not meet our criteria relating to their independence, particularly when they serve on key board committees, such as compensation and nominating committees, for which we believe that all directors should be independent. Outside of the U.S., we expect companies to adhere to the minimum independence standard established by regional corporate governance codes. At a minimum, however, we believe boards in all regions should include a blend of executive and non-executive members, and we are likely to vote against senior executives at companies with insufficient representation by independent directors. We also vote against directors who are unable to dedicate sufficient time to their board duties due to their commitments to other boards. We may vote against certain directors who have served on company boards where we believe there has been a gross failure in governance or oversight. In certain markets, a lack of diversity on the board may cause us to oppose the members of the board’s Nominating Committee. Additionally, we may vote against compensation committee members who approve excessive executive compensation or severance arrangements. We support efforts to elect all board members annually because boards with staggered terms lessen directors’ accountability to shareholders and act as deterrents to takeover proposals. To strengthen boards’ accountability, T. Rowe Price supports proposals calling for a majority vote threshold for the election of directors and we may withhold votes from an entire board if they fail to implement shareholder proposals that receive majority support.

Anti-Takeover, Capital Structure and Corporate Governance Issues - T. Rowe Price generally opposes anti-takeover measures since they adversely impact shareholder rights and limit the ability of shareholders to act on potential value-enhancing transactions. Such anti-takeover mechanisms include classified boards, supermajority voting requirements, dual share classes, and poison pills. When voting on capital structure proposals, T. Rowe Price will consider the dilutive impact to shareholders and the effect on shareholder rights.

Executive Compensation Issues - T. Rowe Price’s goal is to assure that a company’s equity-based compensation plan is aligned with shareholders’ long-term interests. We evaluate plans on a case-by-case basis, using a number of factors, including dilution to shareholders, problematic plan features, burn rate, and the equity compensation mix. Plans that are constructed to effectively and fairly align executives’ and shareholders’ incentives generally earn our approval. Conversely, we oppose compensation packages that provide what we view as excessive awards to few senior executives or contain the potential for excessive dilution relative to the company’s peers. We also may oppose equity plans at any company where we deem the overall compensation practices to be problematic. We generally oppose efforts to reprice options in the event of a decline in value of the underlying stock unless such plans appropriately balance shareholder and employee interests. For companies with particularly egregious pay practices such as excessive severance packages, executives with outsized pledged/hedged stock positions, executive perks, and bonuses that are not adequately linked to performance, we may vote against compensation committee members. We analyze management proposals requesting ratification of a company’s executive compensation practices (“Say-on-Pay” proposals) on a case-by-case basis, using a screen that assesses the long-term linkage between executive compensation and company performance as well as the presence of objectionable structural features in compensation plans. With respect to the frequency in which companies should seek advisory votes on compensation, in most cases we believe shareholders should be offered the opportunity to vote annually. Finally, we may oppose compensation committee members or even the entire board if we have cast votes against a company’s “Say-on-Pay” vote in consecutive years.

Mergers and Acquisitions - T. Rowe Price considers takeover offers, mergers, and other extraordinary corporate transactions on a case-by-case basis to determine if they are beneficial to shareholders’ current and future earnings stream and to ensure that our Price Funds and clients are receiving fair consideration for their securities. We oppose a high proportion of proposals for the ratification of executive severance packages (“Say on Golden Parachute” proposals) in conjunction with merger transactions if we conclude these arrangements reduce the alignment of executives’ incentives with shareholders’ interests.

Corporate Social Responsibility Issues - Vote recommendations for corporate responsibility issues are generated by the Head of Corporate Governance in consultation with the T. Rowe Price Responsible Investment team. T. Rowe Price generally votes with a company’s management on social, environmental, and corporate responsibility proposals unless the issue has substantial investment implications for the company’s business or operations which have not been adequately addressed by management. T. Rowe Price supports well-targeted shareholder proposals on environmental and other public policy issues that are particularly relevant to a company’s businesses.

Global Portfolio Companies - ISS applies a two-tier approach to determining and applying global proxy voting policies. The first tier establishes baseline policy guidelines for the most fundamental issues, which span the corporate governance spectrum without regard to a company’s domicile. The second tier takes into account various idiosyncrasies of different countries, making allowances for standard market practices, as long as they do not violate the fundamental goals of good corporate governance. The goal is to enhance shareholder value through effective use of the shareholder franchise, recognizing that application of policies developed for U.S. corporate governance issues are not appropriate for all markets. The Proxy Committee has reviewed ISS' general global policies and has developed custom international proxy voting guidelines based on those recommendations, regional codes of corporate governance, and our own views as investors in these markets.

Fixed Income and Passively Managed Strategies - Proxy voting for our fixed income and indexed portfolios is administered by the Proxy Services Group using T. Rowe Price’s guidelines as set by the Proxy Committee. Indexed strategies generally vote in line with the T. Rowe Price guidelines. Fixed income strategies generally follow the proxy vote determinations on security holdings held by our equity accounts unless the matter is specific to a particular fixed income security such as consents, restructurings, or reorganization proposals.

Shareblocking - Shareblocking is the practice in certain foreign countries of “freezing” shares for trading purposes in order to vote proxies relating to those shares. In markets where shareblocking applies, the custodian or sub-custodian automatically freezes shares prior to a shareholder meeting once a proxy has been voted. T. Rowe Price’s policy is generally to refrain from voting shares in shareblocking countries unless the matter has compelling economic consequences that outweigh the loss of liquidity in the blocked shares.

Securities on Loan - The Price Funds and our institutional clients may participate in securities lending programs to generate income. Generally, the voting rights pass with the securities on loan; however, lending agreements give the lender the right to terminate the loan and pull back the loaned shares provided sufficient notice is given to the custodian bank in advance of the applicable deadline. T. Rowe Price’s policy is generally not to vote securities on loan unless we determine there is a material voting event that could affect the value of the loaned securities. In this event, we have the discretion to pull back the loaned securities in order to cast a vote at an upcoming shareholder meeting. A monthly monitoring process is in place to review securities on loan and how they may affect proxy voting.

Monitoring and Resolving Conflicts of Interest

The Proxy Committee is also responsible for monitoring and resolving potential material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. We have adopted safeguards to ensure that our proxy voting is not influenced by interests other than those of our fund shareholders. While membership on the Proxy Committee is diverse, it does not include individuals whose primary duties relate to client relationship management, marketing, or sales. Since T. Rowe Price’s voting guidelines are predetermined by the Proxy Committee, application of the guidelines by fund portfolio managers to vote fund proxies should in most instances adequately address any potential conflicts of interest. However, consistent with the terms of the Policies and Procedures, which allow portfolio managers to vote proxies opposite our general voting guidelines, the Proxy Committee regularly reviews all such proxy votes that are inconsistent with the proxy voting guidelines to determine whether the portfolio manager’s voting rationale appears reasonable. The Proxy Committee also assesses whether any business or other material relationships between T. Rowe Price and a portfolio company (unrelated to the ownership of the portfolio company’s securities) could have influenced an inconsistent vote on that company’s proxy.

Issues raising potential conflicts of interest are referred to designated members of the Proxy Committee for immediate resolution prior to the time T. Rowe Price casts its vote. With respect to personal conflicts of interest, T. Rowe Price’s Code of Ethics and Conduct requires all employees to avoid placing themselves in a “compromising position” in which their interests may conflict with those of our clients and restrict their ability to engage in certain outside business activities. Portfolio managers or Proxy Committee members with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.

Specific Conflict of Interest Situations - Voting of T. Rowe Price Group, Inc. common stock (sym: TROW) by certain T. Rowe Price Index Funds will be done in all instances in accordance with T. Rowe Price policy, and votes inconsistent with policy will not be permitted. In the event that there is no previously established guideline for a specific voting issue appearing on the T. Rowe Price Group proxy, the Price Funds will abstain on that voting item. In addition, T. Rowe Price has voting authority for proxies of the holdings of certain Price Funds that invest in other Price Funds. In cases where the underlying fund of an investing Price Fund, including a fund-of-funds, holds a proxy vote, T. Rowe Price will mirror vote the fund shares held by the upper-tier fund in the same proportion as the votes cast by the shareholders of the underlying funds (other than the T. Rowe Price Reserve Investment Funds).

Limitations on Voting Proxies of Banks

T. Rowe Price has obtained relief from the U.S. Federal Reserve Board (the “FRB Relief”) which permits, subject to a number of conditions, T. Rowe Price to acquire in the aggregate on behalf of its clients, 10% or more of the total voting stock of a bank, bank holding company, savings and loan holding company or savings association (each a “Bank”), not to exceed a 15% aggregate beneficial ownership maximum in such Bank. One such condition affects the manner in which T. Rowe Price will vote its clients’ shares of a Bank in excess of 10% of the Bank’s total voting stock (“Excess Shares”). The FRB Relief requires that T. Rowe Price use its best efforts to vote the Excess Shares in the same proportion as all other shares voted, a practice generally referred to as “mirror voting,” or in the event that such efforts to mirror vote are unsuccessful, Excess Shares will not be voted. With respect to a shareholder vote for a Bank of which T. Rowe Price has aggregate beneficial ownership of greater than 10% on behalf of its clients, T. Rowe Price will determine which of its clients’ shares are Excess Shares on a pro rata basis across all of its clients’ portfolios for which T. Rowe Price has the power to vote proxies.

REPORTING, RECORD RETENTION AND OVERSIGHT

The Proxy Committee, and certain personnel under the direction of the Proxy Committee, perform the following oversight and assurance functions, among others, over T. Rowe Price’s proxy voting: (1) periodically samples proxy votes to ensure that they were cast in compliance with T. Rowe Price’s proxy voting guidelines; (2) reviews, no less frequently than annually, the adequacy of the Policies and Procedures to make sure that they have been implemented effectively, including whether they continue to be reasonably designed to ensure that proxies are voted in the best interests of our clients; (3) performs due diligence on whether a retained proxy advisory firm has the capacity and competency to adequately analyze proxy issues, including the adequacy and quality of the proxy advisory firm’s staffing and personnel and its policies; and (4) oversees any retained proxy advisory firms and their procedures regarding their capabilities to (i) produce proxy research that is based on current and accurate information and (ii) identify and address any conflicts of interest and any other considerations that we believe would be appropriate in considering the nature and quality of the services provided by the proxy advisory firm.

T. Rowe Price will furnish Vote Summary Reports, upon request, to its institutional clients that have delegated proxy voting authority. The report specifies the portfolio companies, meeting dates, proxy proposals, and votes which have been cast for the client during the period and the position taken with respect to each issue. Reports normally cover quarterly or annual periods and are provided to such clients upon request.

T. Rowe Price retains proxy solicitation materials, memoranda regarding votes cast in opposition to the position of a company’s management, and documentation on shares voted differently. In addition, any document which is material to a proxy voting decision such as the T. Rowe Price proxy voting guidelines, Proxy Committee meeting materials, and other internal research relating to voting decisions are maintained in accordance with applicable requirements.

Proxy Voting – TSW

Policy

TSW has a fiduciary responsibility to its clients for voting proxies, where authorized, for portfolio securities, domestic and foreign, consistent with the best economic interests of its clients. TSW maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about our Firm’s proxy voting policies and practices in Form ADV Part 2A. In addition, we review our policies and practices no less than annually for adequacy; to make sure they have been implemented effectively, and to make sure they continue to be reasonably designed to ensure that proxies are voted in the best interests of our clients. Our policy and practice includes the responsibility to monitor corporate actions and potential conflicts of interest, receive and vote client proxies, and make information available to clients about the voting of proxies for their portfolio securities while maintaining relevant and required records.

Background

Proxy voting is an important right of shareholders, and reasonable care and diligence should be undertaken to ensure that such rights are properly and timely exercised.

Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which should include how an adviser addresses material conflicts that may arise between an adviser's interests and those of its clients; (b) disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser's proxy voting activities when the adviser does have proxy voting authority.

A related companion release by the SEC also adopted rule and form amendments under the Securities Act and Investment Company Act similar to the above which TSW complies with when acting as a sub-adviser to a mutual fund.

Responsibility

TSW’s Compliance Officer (Proxy Coordinator) has the responsibility for the organization and monitoring of our proxy voting policy, practices, and recordkeeping. Implementation and disclosure, including outlining our voting guidelines in our procedures, is the responsibility of the CCO and Director of Operations. TSW has retained the services of a third-party provider, Institutional Shareholder Services, Inc. (“ISS”) to assist with the proxy process. ISS is a Registered Investment Adviser under the Advisers Act. It is a leading provider of proxy voting and corporate governance services. ISS provides TSW proxy proposal research and voting recommendations and votes accounts on TSW’s behalf under the guidance of ISS’s standard voting guidelines. Those guidelines cover the following areas:

• Operational Issues

• Board of Directors

• Proxy Contests

• Anti-takeover Defenses and Voting Related Issues

• Mergers and Corporate Restructurings

• State of Incorporation

• Capital Structure

• Executive & Director Compensation

a. Equity Compensation Plans

b. Specific Treatment of Certain Award Types in Equity Plan Evaluations

c. Other Compensation Proposals & Policies

d. Shareholder Proposals on Compensation

• Corporate Responsibility

a. Consumer Issues and Public Safety

b. Environment and Energy

c. General Corporate Issues

d. Labor Standards and Human Rights

e. Military Business

f. Workplace Diversity

• Mutual Fund Proxies

TSW’s Proxy Coordinator is responsible for monitoring ISS’s voting procedures on an ongoing basis. TSW’s general procedure regarding the voting of proxies is as follows:

Procedure

TSW has adopted various procedures and internal controls to review, monitor and ensure the Firm’s Proxy Voting policy is observed, implemented properly and amended or updated, as appropriate, which include the following:

Voting Procedures

• Upon timely receipt of proxy materials, ISS will automatically release vote instructions on client’s behalf as soon as custom research is completed. TSW retains authority to override the votes (before cut-off date) if TSW disagrees with the vote recommendation.

• The Proxy Coordinator will monitor the voting process at ISS via ISS Proxy Exchange website (ISS’s online voting and research platform). Records of which accounts are voted, how accounts are voted, and how many shares are voted are kept electronically with ISS.

• For proxies not received at ISS, TSW and ISS will make a best effort attempt to receive ballots from the clients’ custodian.

• TSW will be responsible for account maintenance – opening and closing of accounts, transmission of holdings and account environment monitoring. ISS will email TSW Compliance personnel to get approval when closing an account.

• The Manager of Research Operations (“MRO” and proxy oversight representative) will keep abreast of any critical or exceptional events or events qualifying as a conflict of interest via ISS Proxy Exchange website and email. TSW has the ability to override vote instructions, and the MRO will consult with TSW’s Investment Policy Committee or product managers in these types of situations.

All domestic and foreign security proxies are voted solely in the best interest of clients on a best efforts basis. Proactive communication takes place via regular meetings with ISS’s Client Relations team.

Disclosure

TSW will provide conspicuously displayed information in its Disclosure Document summarizing this Proxy Voting policy, including a statement that clients may request information regarding how TSW voted a client’s proxies, and that clients may request a copy of these policies and procedures.

See ADV Part 2A – Item 17– Voting Client Securities

Client Requests for Information

• All client requests for information regarding proxy votes, or policies and procedures, received by any associate should be forwarded to the Proxy Coordinator.

• In response to any request, the Proxy Coordinator will prepare a written response to the client with the information requested, and as applicable, will include the name of the issuer, the proposal voted upon, and how TSW voted the client’s proxy with respect to each proposal about which the client inquired.

Voting Guidelines

• TSW has a fiduciary responsibility under ERISA to vote ERISA Plan proxies unless the Plan directs otherwise. TSW will vote proxies when directed by non-ERISA clients. In the absence of specific voting guidelines from the client and upon timely receipt of proxy materials from the custodian, TSW will vote proxies in the best interests of each particular client according to the recommended election of ISS. ISS’s policy is to vote all proxies from a specific issuer the same way for each client, absent qualifying restrictions from a client. Clients are permitted to place reasonable restrictions on TSW's voting authority in the same manner that they may place such restrictions on the actual selection of account securities.

• ISS will generally vote in favor of routine corporate housekeeping proposals such as the election of directors and selection of auditors absent conflicts of interest raised by auditors' non-audit services.

• ISS will generally vote against proposals that cause board members to become entrenched, reduce shareholder control over management or in some way diminish shareholders’ present or future value.

• In reviewing proposals, ISS will further consider the opinion of management and the effect on management, and the effect on shareholder value and the issuer’s business practices.

• A complete summary of ISS’s US and International voting guidelines is available at: http://www.issgovernance.com/policy

Forensic Testing Procedures

• No less than quarterly, TSW will review the ISS Proxy Exchange list of accounts voted to ensure all appropriate accounts are being voted. This will be performed by the Proxy Coordinator.

Conflicts of Interest

• TSW will identify any conflicts that exist between the interests of the adviser and each client by reviewing the relationship of TSW with the issuer of each security to determine if TSW or any of its associates has any financial, business or personal relationship with the issuer.

• If a material conflict of interest exists, the Proxy Coordinator will instruct ISS to vote using ISS’s standard policy guidelines which are derived independently from TSW.

• TSW will maintain a record of the voting resolution of any conflict of interest.

• ISS also maintains a Conflicts Policy which indicates how they address any potential conflicts of interest and is available at: http://www.issgovernance.com/compliance/due-diligence-materials

Practical Limitations Relating to Proxy Voting

TSW makes a best effort to vote proxies. In certain circumstances, it may be impractical or impossible for TSW to do so. Identifiable circumstances include:

• Limited Value: Where TSW has concluded that to do so would have no identifiable economic benefit to the client-shareholder;

• Unjustifiable Cost: When the costs of or disadvantages resulting from voting, in TSW’s judgment, outweigh the economic benefits of voting;

• Securities Lending: If securities are on loan at the record date, the client lending the security cannot vote the proxy. Because TSW generally is not aware of when a security may be on loan, it may not have the opportunity to recall the security prior to the record date; and

• Failure to receive proxy statements: TSW may not be able to vote proxies in connection with certain holdings, most frequently for foreign securities, if it does not receive the account’s proxy statement in time to vote the proxy.

Recordkeeping

TSW and/or ISS shall retain the following proxy records in accordance with the SEC’s five-year retention requirement:

• These policies and procedures and any amendments;

• Each proxy statement that ISS receives;

• A record of each vote that ISS casts on behalf of TSW;

• Any document ISS created that was material to making a decision regarding how to vote proxies, or that memorializes that decision; and

• A copy of each written request from a client for information on how ISS voted such client’s proxies, and a copy of any written response.

Due Diligence and Error Procedures

TSW will periodically perform due diligence on ISS, focusing on the following areas:

• Adequacy of ISS’s staffing and personnel;

• Adequacy/robustness of ISS’s P&P and review of their P&P for conflict issues;

• Review of any specific conflicts ISS may have with regard to TSW;

• Review of ISS for any business changes that may affect services provided to TSW; and

• Review quarterly reporting package provided by ISS and enhance this package as necessary for any additional information that is needed.

TSW will take the following steps should there ever be an issue/error that occurs with regard to its proxy voting responsibilities:

• Follow up with ISS to determine the cause of and the details surrounding the issue;

• Report back to the affected client immediately with such details and how the issue will be resolved;

• Put additional controls in place if necessary to prevent such issues from occurring in the future; and

• Report back to the affected client with the final resolution and any remedial steps.

Proxy Voting - William Blair.

William Blair’s Proxy Voting Policy Statement and Procedures (the “Proxy Voting Policy”) provide that William Blair will vote proxies solely in the best interest of its clients, including the fund, in their capacity as shareholders of a company. William Blair’s Proxy Voting Guidelines (the “Guidelines”) set forth William Blair’s general position on frequent proxy proposals, such as routine matters, shareholder rights, anti-takeover matters, proxy contests, capital structure, executive and director compensation and social and environmental issues. To the extent a particular proposal is not covered by the Guidelines or the Guidelines provide for voting on a “case-by-case” basis, William Blair’s proxy administrator will consult William Blair’s Proxy Policy Committee, which will review the issues and vote proxies based on information from the company, William Blair’s internal analysis and third party research services. Although the Guidelines set forth William Blair’s general position on various proposals, William Blair may determine under some circumstances to vote contrary to those positions.

The Proxy Voting Policy describes the way in which William Blair will address potential conflicts of interest. If any of the potential conflicts that William Blair has identified in the Proxy Voting Policy arise with respect to a matter, the Proxy Policy Committee will vote all such proxies in accordance with the Guidelines, unless the Guidelines have no recommendation or provide for a vote on a “case-by-case” basis. In such case, the Proxy Policy Committee will vote consistent with the voting recommendation provided by Institutional Shareholder Services, an independent third party research provider.

In some cases proxy votes cast by William Blair for clients may be rejected in certain markets. Some non-US markets have additional requirements for custodians in order to process votes in those markets. Two specific cases include Power of Attorney documentation and Split Voting. Power of Attorney documentation authorizes a local agent to facilitate the voting instruction on behalf of the client in the local market. If the appropriate documentation is not available for use, a vote instruction may be rejected. Split Voting occurs when a custodian utilizes an omnibus account to aggregate multiple customer accounts for voting into a single voting record. If one portion of the holdings would like to vote in one manner (“FOR”) and another portion would like to vote in another manner (“AGAINST”), the custodian needs to ensure they are authorized to split the vote for an agenda item in certain markets. In international markets where share blocking applies, William Blair typically will not vote proxies due to liquidity constraints. Share blocking is the “freezing” of shares for trading purposes in order to vote proxies. Share blocking typically takes place between one and twenty days before a shareholder meeting, depending on the market. While shares are frozen, they may not be traded. Therefore, there is the potential for a pending trade to fail if trade settlement falls on a date during the blocking period or the fund would not be able to sell a security if the portfolio manager believed it advisable if share blocking were in effect.

To view a fund's proxy voting record for the most recent 12-month period ended June 30, if applicable, visit www.fidelity.com/proxyvotingresults or visit the SEC's web site at www.sec.gov.

DISTRIBUTION SERVICES

The fund has entered into a distribution agreement with FDC, an affiliate of Strategic Advisers. The principal business address of FDC is 900 Salem Street, Smithfield, Rhode Island 02917. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the Financial Industry Regulatory Authority, Inc. The distribution agreement calls for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the fund, which are continuously offered at NAV. Promotional and administrative expenses in connection with the offer and sale of shares are paid by Strategic Advisers.

The Trustees have approved a Distribution and Service Plan with respect to shares of the fund (the Plan) pursuant to Rule 12b-1 under the 1940 Act (the Rule). The Rule provides in substance that a fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of the fund except pursuant to a plan approved on behalf of the fund under the Rule. The Plan, as approved by the Trustees, allows shares of the fund and/or Strategic Advisers to incur certain expenses that might be considered to constitute indirect payment by the fund of distribution expenses.

The Plan adopted for the fund is described in the prospectus.

Under the Plan, if the payment of management fees by the fund to Strategic Advisers is deemed to be indirect financing by the fund of the distribution of its shares, such payment is authorized by the Plan. The Plan specifically recognizes that Strategic Advisers may use its management fee revenue, as well as its past profits or its other resources, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of shares of the fund and/or shareholder support services. In addition, the Plan provides that Strategic Advisers, directly or through FDC, may pay significant amounts to intermediaries that provide those services. Currently, the Board of Trustees has authorized such payments for shares of the fund.

Prior to approving the Plan, the Trustees carefully considered all pertinent factors relating to the implementation of the Plan, and determined that there is a reasonable likelihood that the Plan will benefit the fund and its shareholders. In particular, the Trustees noted that the Plan does not authorize payments by shares of the fund other than those made to Strategic Advisers under its management contract with the fund. To the extent that the Plan gives Strategic Advisers and FDC greater flexibility in connection with the distribution of shares, additional sales of shares or stabilization of cash flows may result. Furthermore, certain shareholder support services may be provided more effectively under the Plan by local entities with whom shareholders have other relationships.

TRANSFER AND SERVICE AGENT AGREEMENTS

The fund has entered into a transfer agent agreement with Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of Strategic Advisers, which is located at 245 Summer Street, Boston, Massachusetts 02210. Under the terms of the agreement, FIIOC (or an agent, including an affiliate) performs transfer agency services.

For providing transfer agency services, FIIOC receives no fees from the fund; however, each underlying Fidelity® fund pays its respective transfer agent (either FIIOC or an affiliate of FIIOC) fees based, in part, on the number of positions in and/or assets of the fund invested in such underlying Fidelity® fund. Strategic Advisers or an affiliate of Strategic Advisers will bear the costs of the transfer agency services with respect to assets managed by one or more sub-advisers and assets invested in non-affiliated ETFs under the terms of an agreement between Strategic Advisers and FIIOC.

FIIOC may collect fees charged in connection with providing certain types of services such as exchanges, closing out fund balances, maintaining fund positions with low balances, checkwriting, wire transactions, and providing historical account research, as applicable.

FIIOC bears the expense of typesetting, printing, and mailing prospectuses, statements of additional information, and all other reports, notices, and statements to existing shareholders, with the exception of proxy statements.

The fund has entered into a service agent agreement with Fidelity Service Company, Inc. (FSC), an affiliate of Strategic Advisers (or an agent, including an affiliate). Under the terms of the agreement, FSC calculates the NAV and dividends for shares, maintains the fund's portfolio and general accounting records, and administers the fund's securities lending program.

For providing pricing and bookkeeping services, FSC receives a monthly fee based on the fund's average daily net assets throughout the month.

Strategic Advisers or its affiliates bears the cost of pricing and bookkeeping services under the terms of an agreement between Strategic Advisers and FSC.

Pricing and bookkeeping fees paid to FSC by the fund, Strategic Advisers or its affiliates for the past three fiscal years are shown in the following table.

Fund	2019	2018	2017
Strategic Advisers® International Fund	$2,023,121	$2,060,695	$2,089,308

Payments made to FSC by the fund, Strategic Advisers or its affiliates for securities lending administration for the past three fiscal years are shown in the following table.

Fund	2019	2018	2017
Strategic Advisers® International Fund	$62,810	$29,118	$0

SECURITIES LENDING

During the fiscal year, the securities lending agent, or the investment adviser (where the fund does not use a securities lending agent) monitors loan opportunities for the fund, negotiates the terms of the loans with borrowers, monitors the value of securities on loan and the value of the corresponding collateral, communicates with borrowers and the fund's custodian regarding marking to market the collateral, selects securities to be loaned and allocates those loan opportunities among lenders, and arranges for the return of the loaned securities upon the termination of the loan. Income and fees from securities lending activities for the fiscal year ended February 28, 2019, are shown in the following table:

Fees and/or compensation for securities lending activities and related services:	Fund(s)
Strategic Advisers® International Fund
Gross income from securities lending activities	$7,155,188
Fees paid to securities lending agent from a revenue split	$305,672
Administrative fees	$0(1)
Rebate (paid to borrower)	$4,031,488
Aggregate fees/compensation for securities lending activities	$4,399,970
Net income from securities lending activities	$2,755,218

(1)  Values shown as $0 reflect that the adviser or an affiliate paid the administrative fee.

A fund does not pay cash collateral management fees, separate indemnification fees, or other fees not reflected above.

DESCRIPTION OF THE TRUST

Trust Organization. Strategic Advisers® International Fund is a fund of Fidelity Rutland Square Trust II, an open-end management investment company created under an initial trust instrument dated March 8, 2006. The Trustees are permitted to create additional funds in the trust and to create additional classes of the fund.

The assets of the trust received for the issue or sale of shares of each of its funds and all income, earnings, profits, and proceeds thereof, subject to the rights of creditors, are allocated to such fund, and constitute the underlying assets of such fund. The underlying assets of each fund in the trust shall be charged with the liabilities and expenses attributable to such fund. Any general expenses of the trust shall be allocated between or among any one or more of the funds.

Shareholder Liability. The trust is a statutory trust organized under Delaware law. Delaware law provides that, except to the extent otherwise provided in the Trust Instrument, shareholders shall be entitled to the same limitations of personal liability extended to stockholders of private corporations for profit organized under the general corporation law of Delaware. The courts of some states, however, may decline to apply Delaware law on this point. The Trust Instrument contains an express disclaimer of shareholder liability for the debts, liabilities, obligations, and expenses of the trust. The Trust Instrument provides that the trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the trust or the Trustees relating to the trust or to a fund shall include a provision limiting the obligations created thereby to the trust or to one or more funds and its or their assets. The Trust Instrument further provides that shareholders of a fund shall not have a claim on or right to any assets belonging to any other fund.

The Trust Instrument provides for indemnification out of a fund's property of any shareholder or former shareholder held personally liable for the obligations of the fund solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reason. The Trust Instrument also provides that a fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law does not apply, no contractual limitation of liability was in effect, and a fund is unable to meet its obligations. Strategic Advisers believes that, in view of the above, the risk of personal liability to shareholders is extremely remote.

Voting Rights. Each fund's capital consists of shares of beneficial interest. Shareholders are entitled to one vote for each dollar of net asset value they own. The voting rights of shareholders can be changed only by a shareholder vote. Shares may be voted in the aggregate, by fund, and by class.

The shares have no preemptive or conversion rights. Shares are fully paid and nonassessable, except as set forth under the heading "Shareholder Liability" above.

The trust or a fund or a class may be terminated upon the sale of its assets to, or merger with, another open-end management investment company, series, or class thereof, or upon liquidation and distribution of its assets. The Trustees may reorganize, terminate, merge, or sell all or a portion of the assets of the trust or a fund or a class without prior shareholder approval. In the event of the dissolution or liquidation of the trust, shareholders of each of its funds are entitled to receive the underlying assets of such fund available for distribution. In the event of the dissolution or liquidation of a fund or a class, shareholders of that fund or that class are entitled to receive the underlying assets of the fund or class available for distribution.

Custodians. State Street Bank and Trust Company, 1 Lincoln Street, Boston, Massachusetts, is custodian of the assets of the fund. The custodian is responsible for the safekeeping of the fund's assets and the appointment of any subcustodian banks and clearing agencies. The Bank of New York Mellon and JPMorgan Chase Bank, each headquartered in New York, also may serve as special purpose custodians of certain assets in connection with repurchase agreement transactions. From time to time, subject to approval by a fund's Treasurer, a Fidelity® fund may enter into escrow arrangements with other banks if necessary to participate in certain investment offerings.

Strategic Advisers, its officers and directors, its affiliated companies, Members of the Advisory Board (if any), and Members of the Board of Trustees may, from time to time, conduct transactions with various banks, including banks serving as custodians for certain funds advised by Strategic Advisers. Transactions that have occurred to date include mortgages and personal and general business loans. In the judgment of the fund's adviser, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.

Independent Registered Public Accounting Firm. PricewaterhouseCoopers LLP, 101 Seaport Boulevard, Boston, Massachusetts, independent registered public accounting firm, audits financial statements for the fund and provides other audit, tax, and related services.

FUND HOLDINGS INFORMATION

The fund views holdings information as sensitive and limits its dissemination. The Board authorized Strategic Advisers, in consultation with FMR, to establish and administer guidelines for the dissemination of fund holdings information, which may be amended at any time without prior notice. FMR's Disclosure Policy Committee (comprising executive officers of FMR) evaluates disclosure policy with the goal of serving the fund's best interests by striking an appropriate balance between providing information about the fund's portfolio and protecting the fund from potentially harmful disclosure. The Board reviews the administration and modification of these guidelines and receives reports from the fund's chief compliance officer periodically.

Other registered investment companies that are advised or sub-advised by Strategic Advisers or a sub-adviser may be subject to different portfolio holdings disclosure policies, and neither Strategic Advisers nor the Board exercises control over such policies or disclosure. In addition, separate account clients of Strategic Advisers and the sub-advisers have access to their portfolio holdings and are not subject to the fund's portfolio holdings disclosure policies. Some of the funds that are advised or sub-advised by Strategic Advisers or a sub-adviser and some of the separate accounts managed by Strategic Advisers or a sub-adviser have investment objectives and strategies that are substantially similar or identical to the fund's and, therefore, potentially substantially similar, and in certain cases nearly identical, portfolio holdings as the fund.

The fund will provide a full list of holdings, including its top mutual fund positions (if any), monthly on www.fidelity.com 30 days after the month-end (excluding high income security holdings, which generally will be presented collectively monthly and included in a list of full holdings 60 days after its fiscal quarter-end).

The fund will provide its top mutual fund positions (if any) as of the end of the calendar quarter on Fidelity's web site 15 or more days after the calendar quarter-end.

Unless otherwise indicated, this information will be available on the web site until updated for the next applicable period.

The fund may also from time to time provide or make available to the Board or third parties upon request specific fund level performance attribution information and statistics. Third parties may include fund shareholders or prospective fund shareholders, members of the press, consultants, and ratings and ranking organizations. Nonexclusive examples of performance attribution information and statistics may include (i) the allocation of the fund’s portfolio holdings and other investment positions among various asset classes, sectors, industries, and countries, (ii) the characteristics of the stock and bond components of the fund’s portfolio holdings and other investment positions, (iii) the attribution of fund returns by asset class, sector, industry, and country and (iv) the volatility characteristics of the fund.

FMR’s Disclosure Policy Committee may approve a request for fund level performance attribution and statistics as long as (i) such disclosure does not enable the receiving party to recreate the complete or partial portfolio holdings of any Fidelity fund prior to such fund’s public disclosure of its portfolio holdings and (ii) Fidelity has made a good faith determination that the requested information is not material given the particular facts and circumstances. Fidelity may deny any request for performance attribution information and other statistical information about a fund made by any person, and may do so for any reason or for no reason.

Disclosure of non-public portfolio holdings information for a Fidelity fund’s portfolio may only be provided pursuant to the guidelines below.

The Use of Holdings In Connection With Fund Operations. Material non-public holdings information may be provided as part of the activities associated with managing Fidelity® funds to: entities which, by explicit agreement or by virtue of their respective duties to the fund, are required to maintain the confidentiality of the information disclosed; other parties if legally required; or persons Strategic Advisers believes will not misuse the disclosed information. These entities, parties, and persons include, but are not limited to: the fund's trustees; the fund's manager, its sub-advisers, if any, and their affiliates whose access persons are subject to a code of ethics (including portfolio managers of affiliated funds of funds); contractors who are subject to a confidentiality agreement; the fund's auditors; the fund's custodians; proxy voting service providers; financial printers; pricing service vendors; broker-dealers in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities; securities lending agents; counsel to the fund or its Independent Trustees; regulatory authorities; stock exchanges and other listing organizations; parties to litigation; third parties in connection with a bankruptcy proceeding relating to a fund holding; and third parties who have submitted a standing request to a money market fund for daily holdings information. Non-public holdings information may also be provided to an issuer regarding the number or percentage of its shares that are owned by the fund and in connection with redemptions in kind.

Other Uses Of Holdings Information. In addition, the fund may provide material non-public holdings information to (i) third parties that calculate information derived from holdings for use by Strategic Advisers, a sub-adviser, or their affiliates, (ii) ratings and rankings organizations, and (iii) an investment adviser, trustee, or their agents to whom holdings are disclosed for due diligence purposes or in anticipation of a merger involving the fund. Each individual request is reviewed by the Disclosure Policy Committee which must find, in its sole discretion that, based on the specific facts and circumstances, the disclosure appears unlikely to be harmful to the fund. Entities receiving this information must have in place control mechanisms to reasonably ensure or otherwise agree that, (a) the holdings information will be kept confidential, (b) no employee shall use the information to effect trading or for their personal benefit, and (c) the nature and type of information that they, in turn, may disclose to third parties is limited. Strategic Advisers relies primarily on the existence of non-disclosure agreements and/or control mechanisms when determining that disclosure is not likely to be harmful to the fund.

At this time, the entities receiving information described in the preceding paragraph are: Factset Research Systems Inc. (full or partial holdings daily, on the next business day) and MSCI Inc. and certain affiliates (full or partial fund holdings daily, on the next business day).

Strategic Advisers, its affiliates, or the fund will not enter into any arrangements with third parties from which they derive consideration for the disclosure of material non-public holdings information. If, in the future, such an arrangement is desired, prior Board approval would be sought and any such arrangements would be disclosed in the fund's SAI.

There can be no assurance that the fund's policies and procedures with respect to disclosure of fund portfolio holdings will prevent the misuse of such information by individuals and firms that receive such information.

FINANCIAL STATEMENTS

The fund's financial statements and financial highlights for the fiscal year ended February 28, 2019, and report of the independent registered public accounting firm, are included in the fund's annual report and are incorporated herein by reference. Total annual operating expenses as shown in the prospectus fee table may differ from the ratios of expenses to average net assets in the financial highlights because total annual operating expenses as shown in the prospectus fee table include any acquired fund fees and expenses, whereas the ratios of expenses in the financial highlights do not, except to the extent any acquired fund fees and expenses relate to an entity, such as a wholly-owned subsidiary, with which a fund's financial statements are consolidated. Acquired funds include other investment companies in which the fund has invested, if and to the extent it is permitted to do so. Total annual operating expenses in the prospectus fee table and the financial highlights do not include any expenses associated with investments in certain structured or synthetic products that may rely on the exception from the definition of "investment company" provided by section 3(c)(1) or 3(c)(7) of the 1940 Act.

APPENDIX

Strategic Advisers, Fidelity Investments & Pyramid Design, and Fidelity are registered service marks of FMR LLC. © 2019 FMR LLC. All rights reserved.

Any third-party marks that may appear above are the marks of their respective owners.